UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Balanced Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Balanced Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19

Federal Tax Information	20

Management and Organization	21

Important Notices	24

Eaton Vance

Balanced Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve (the Fed) to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

In the final months of the fiscal year, however, from early October 2012 through December 2012, U.S. stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to drag down its economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the housing market, and the European Central Bank’s efforts to strengthen and centralize the European banking system.

On the fixed-income side, the Fed continued to hold short-term interest rates at historically low levels during 2012 in its effort to spur economic growth. The yield on the 10-year Treasury note, after falling to 1.40% in July 2012, moved more or less in a narrow band for the rest of the year. Rock-bottom Treasury yields drove many income-oriented investors into higher-yielding corporate bonds. Rising demand for corporate bonds sent prices higher, adding to many investors’ total returns. The Barclays Capital U.S. Investment Grade Corporate Index2 had a total return of 9.82% for the 12-month period, while the Barclays Capital U.S. Treasury Index returned 1.99%.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Balanced Fund (the Fund) had a total return of 11.50% for Class A shares at net asset value (NAV). By comparison, the Fund’s primary benchmark, the S&P 500 Index (the

Index), returned 16.00% for the year. The U.S. fixed income market as measured by the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index, returned 4.21% for the 12-month period.

At period-end, 65% of the Fund was invested in equities through the Eaton Vance Large-Cap Core Research Portfolio, while 35% was invested in fixed-income securities through the Eaton Vance Investment Grade Income Portfolio.

Within the Fund’s equity allocation, the Portfolio stock selection in the health care sector detracted from the Fund’s performance versus the Index during the period. The Portfolio’s holdings in the health care providers & services and health care equipment & systems industries were notable detractors from the Fund’s performance relative to the Index during the period. In the industrials sector, Portfolio holdings in several industries underperformed relative to the Index due primarily to stock selection, including aerospace & defense, construction & engineering, and machinery. Portfolio holdings in the energy sector also underperformed relative to the Index, particularly the oil & gas industry. In the financials sector, the Portfolio stock selection along with an underweight position in the outperforming insurance industry detracted from the Fund’s relative returns versus the Index. Information technology was the Portfolio’s top-performing sector versus the Index, due to stock selection and an overweight position in the computers & peripherals industry. In the utilities sector, Portfolio stock selection was additive to Fund performance versus the Index. The Portfolio’s holdings in the consumer staples sector outperformed relative to the Index due largely to stock selection in the beverages industry, as well as stock selection and an underweight in household products. The Portfolio’s holdings in the consumer discretionary sector also contributed to the Fund’s returns versus the Index, boosted by stock selection within the media and specialty retail industries.

The Fund’s fixed-income allocation benefited from an underweight position in U.S. Treasuries as well as avoidance of U.S. agency securities. Amid low Treasury yields and signs of an improving economy, management chose to overweight the Portfolio’s holdings in corporate bonds and commercial mortgage-backed securities (CMBS), both of which outperformed other fixed-income sectors during the period. In particular, security selection in the industrial and financial sectors boosted Fund returns. Among CMBS holdings, the Portfolio’s security selection negatively impacted Fund performance, partially offsetting a beneficial overweight in the sector. The largest detractor from performance of the fixed-income portion during the 12-month period was the Portfolio’s underweight in the outperforming supranational sector. The Portfolio’s overall interest-rate exposure was managed to help protect against a potential rise in rates, a strategy that detracted during a period of subdued yields.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Balanced Fund

December 31, 2012

Performance2,3

Portfolio Managers Charles Gaffney, Thomas H. Luster, CFA and Bernard Scozzafava, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	04/01/1932	11.50%	1.08%	7.23%	—
Class A with 5.75% Maximum Sales Charge	—	5.11	-0.12	6.61	—
Class B at NAV	11/02/1993	10.65	0.30	6.42	—
Class B with 5% Maximum Sales Charge	—	5.65	-0.08	6.42	—
Class C at NAV	11/02/1993	10.61	0.34	6.44	—
Class C with 1% Maximum Sales Charge	—	9.61	0.34	6.44	—
Class I at NAV	09/28/2012	—	—	—	-0.22%
S&P 500 Index	—	16.00%	1.66%	7.09%	—
Barclays Capital U.S. Aggregate Index	—	4.21	5.94	5.18	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.17%	1.92%	1.92%	0.92%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2002	$18,638	N.A.
Class C	$10,000	12/31/2002	$18,668	N.A.
Class I	$250,000	09/28/2012	$249,450	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Balanced Fund

December 31, 2012

Fund Profile5

Asset Allocation (% of total investments)

Equity Investments Sector Allocation (% of total investments)6

Fixed Income Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Balanced Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Capital U.S. Investment Grade Corporate Index is a widely used measure of the performance of investment-grade corporate bonds. It consists of publicly issued U.S. corporate and specified foreign debentures that are registered with the Securities and Exchange Commission and meet specific maturity, liquidity and quality requirements. Barclays Capital U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Barclays Capital U.S. Aggregate Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]

Fund invests in one or more affiliated investment companies (Portfolios). Investments in Large-Cap Core Research Portfolio represented approximately 65% of the Fund’s net assets, while Investment Grade Income Portfolio represented approximately 35% of the Fund’s net assets. References to investments are to the Fund’s pro-rated share of the aggregate holdings of each Portfolio, reduced by the Eaton Vance Cash Collateral Fund balance, which is maintained pursuant to Investment Grade Income Portfolio’s securities lending program.

[6]	Depiction does not reflect the Large-Cap Core Research Portfolio’s option positions.

Fund profile subject to change due to active management.

5

Eaton Vance

Balanced Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012) for Class A, Class B and Class C and (September 28, 2012 – December 31, 2012) for Class I. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period (7/1/12 – 12/31/12)	Annualized Expense Ratio

Actual*
Class A	$1,000.00	$1,050.40	$5.93	1.15%
Class B	$1,000.00	$1,045.00	$9.77	1.90%
Class C	$1,000.00	$1,044.80	$9.77	1.90%
Class I	$1,000.00	$997.80	$2.33	0.90%

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.84	1.15%
Class B	$1,000.00	$1,015.60	$9.63	1.90%
Class C	$1,000.00	$1,015.60	$9.63	1.90%
Class I	$1,000.00	$1,020.60	$4.57	0.90%

*	Class I had not commenced operations on July 1, 2012. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period); 95/366 for Class I (to reflect the period from commencement of operations on September 28, 2012 to December 31, 2012). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012 (September 27, 2012 for Class I). The Example reflects the expenses of both the Fund and the Portfolios.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012 (September 27, 2012 for Class I).

6

Eaton Vance

Balanced Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Investment in Investment Grade Income Portfolio, at value (identified cost, $66,792,373)	$68,205,381
Investment in Large-Cap Core Research Portfolio, at value (identified cost, $108,910,184)	128,546,620
Receivable for Fund shares sold	173,487
Total assets	$196,925,488

Liabilities
Payable for Fund shares redeemed	$159,605
Payable to affiliates:
Administration fee	6,680
Distribution and service fees	65,147
Trustees’ fees	125
Accrued expenses	110,126
Total liabilities	$341,683
Net Assets	$196,583,805

Sources of Net Assets
Paid-in capital	$178,009,291
Accumulated net realized loss from Portfolios	(2,481,595)
Accumulated undistributed net investment income	6,665
Net unrealized appreciation from Portfolios	21,049,444
Total	$196,583,805

Class A Shares
Net Assets	$159,830,697
Shares Outstanding	21,124,694
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.57
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.03

Class B Shares
Net Assets	$10,965,510
Shares Outstanding	1,447,871
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.57

Class C Shares
Net Assets	$25,783,027
Shares Outstanding	3,390,428
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.60

Class I Shares
Net Assets	$4,571
Shares Outstanding	604
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding, including fractional shares)	$7.56

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends allocated from Portfolios (net of foreign taxes, $24,510)	$2,587,775
Interest allocated from Portfolios	2,357,634
Securities lending income allocated from Portfolios, net	2,395
Expenses allocated from Portfolios	(1,307,893)
Total investment income from Portfolios	$3,639,911

Expenses
Administration fee	$79,691
Distribution and service fees
Class A	400,568
Class B	120,513
Class C	282,287
Trustees’ fees and expenses	500
Custodian fee	37,761
Transfer and dividend disbursing agent fees	256,993
Legal and accounting services	47,921
Printing and postage	29,669
Registration fees	56,397
Miscellaneous	12,091
Total expenses	$1,324,391

Net investment income	$2,315,520

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions	$16,597,944
Written options	13,577
Foreign currency transactions	(94)
Net realized gain	$16,611,427
Change in unrealized appreciation (depreciation) —
Investments	$2,494,707
Written options	54,126
Foreign currency	(5)
Net change in unrealized appreciation (depreciation)	$2,548,828

Net realized and unrealized gain	$19,160,255

Net increase in net assets from operations	$21,475,775

8	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$2,315,520	$2,896,192
Net realized gain from investment transactions, written options, swap contracts and foreign currency transactions	16,611,427	5,352,118
Net change in unrealized appreciation (depreciation) from investments, written options, swap contracts and foreign currency	2,548,828	(5,476,085)
Net increase in net assets from operations	$21,475,775	$2,772,225
Distributions to shareholders —
From net investment income
Class A	$(2,819,503)	$(2,839,405)
Class B	(120,155)	(136,890)
Class C	(283,476)	(289,617)
Class I	(20)	—
Total distributions to shareholders	$(3,223,154)	$(3,265,912)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$14,934,993	$16,554,000
Class B	563,528	2,372,581
Class C	3,206,474	6,436,855
Class I	4,589	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,237,454	2,184,494
Class B	92,038	99,656
Class C	242,664	243,845
Class I	20	—
Cost of shares redeemed
Class A	(27,988,277)	(42,707,482)
Class B	(2,041,550)	(3,239,245)
Class C	(8,796,120)	(9,685,027)
Net asset value of shares exchanged
Class A	1,701,049	2,259,595
Class B	(1,701,049)	(2,259,595)
Net decrease in net assets from Fund share transactions	$(17,544,187)	$(27,740,323)

Net increase (decrease) in net assets	$708,434	$(28,234,010)

Net Assets
At beginning of year	$195,875,371	$224,109,381
At end of year	$196,583,805	$195,875,371

Accumulated undistributed net investment income included in net assets
At end of year	$6,665	$307,624

9	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2012

Financial Highlights

	Class A
	Year Ended December 31,
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$6.910	$6.940	$6.470	$5.350		$7.960

Income (Loss) From Operations
Net investment income(1)	$0.096	$0.107	$0.093	$0.089		$0.135
Net realized and unrealized gain (loss)	0.694	(0.016)	0.477	1.124		(2.479)

Total income (loss) from operations	$0.790	$0.091	$0.570	$1.213		$(2.344)

Less Distributions
From net investment income	$(0.130)	$(0.121)	$(0.100)	$(0.093)		$(0.133)
From net realized gain	—	—	—	—		(0.133)

Total distributions	$(0.130)	$(0.121)	$(0.100)	$(0.093)		$(0.266)

Net asset value — End of year	$7.570	$6.910	$6.940	$6.470		$5.350

Total Return(2)	11.50%	1.31%	8.92%	22.99%		(30.27)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$159,831	$154,498	$176,533	$194,130		$181,381
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.16%	1.14%	1.19%	1.23%		1.14%
Net investment income	1.31%	1.54%	1.42%	1.57%		1.96%
Portfolio Turnover of the Fund(5)	2%	3%	1%	96%		22%
Portfolio Turnover of Capital Growth Portfolio	—	—	—	—		293%
Portfolio Turnover of Investment Grade Income Portfolio	113%	100%	91%	94%		70%
Portfolio Turnover of Large-Cap Value Portfolio	—	—	—	56%		61%
Portfolio Turnover of Large-Cap Core Research Portfolio	91%	64%	44%	10	%(6)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	For the period from the start of business, November 1, 2009, to December 31, 2009.

10	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2012

Financial Highlights — continued

	Class B
	Year Ended December 31
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$6.910	$6.940	$6.480	$5.360		$7.960

Income (Loss) From Operations
Net investment income(1)	$0.041	$0.055	$0.044	$0.047		$0.083
Net realized and unrealized gain (loss)	0.692	(0.018)	0.466	1.122		(2.469)

Total income (loss) from operations	$0.733	$0.037	$0.510	$1.169		$(2.386)

Less Distributions
From net investment income	$(0.073)	$(0.067)	$(0.050)	$(0.049)		$(0.081)
From net realized gain	—	—	—	—		(0.133)

Total distributions	$(0.073)	$(0.067)	$(0.050)	$(0.049)		$(0.214)

Net asset value — End of year	$7.570	$6.910	$6.940	$6.480		$5.360

Total Return(2)	10.65%	0.53%	7.92%	22.01%		(30.68)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,966	$12,903	$15,982	$18,889		$20,127
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.91%	1.89%	1.94%	1.98%		1.90%
Net investment income	0.55%	0.78%	0.67%	0.83%		1.19%
Portfolio Turnover of the Fund(5)	2%	3%	1%	96%		22%
Portfolio Turnover of Capital Growth Portfolio	—	—	—	—		293%
Portfolio Turnover of Investment Grade Income Portfolio	113%	100%	91%	94%		70%
Portfolio Turnover of Large-Cap Value Portfolio	—	—	—	56%		61%
Portfolio Turnover of Large-Cap Core Research Portfolio	91%	64%	44%	10	%(6)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	For the period from the start of business, November 1, 2009, to December 31, 2009.

11	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2012

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$6.940	$6.970	$6.490	$5.370		$7.980

Income (Loss) From Operations
Net investment income(1)	$0.041	$0.055	$0.044	$0.047		$0.084
Net realized and unrealized gain (loss)	0.693	(0.018)	0.486	1.122		(2.480)

Total income (loss) from operations	$0.734	$0.037	$0.530	$1.169		$(2.396)

Less Distributions
From net investment income	$(0.074)	$(0.067)	$(0.050)	$(0.049)		$(0.081)
From net realized gain	—	—	—	—		(0.133)

Total distributions	$(0.074)	$(0.067)	$(0.050)	$(0.049)		$(0.214)

Net asset value — End of year	$7.600	$6.940	$6.970	$6.490		$5.370

Total Return(2)	10.61%	0.54%	8.21%	21.98%		(30.72)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$25,783	$28,474	$31,594	$34,963		$32,925
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.91%	1.89%	1.94%	1.98%		1.90%
Net investment income	0.55%	0.79%	0.67%	0.83%		1.23%
Portfolio Turnover of the Fund(5)	2%	3%	1%	96%		22%
Portfolio Turnover of Capital Growth Portfolio	—	—	—	—		293%
Portfolio Turnover of Investment Grade Income Portfolio	113%	100%	91%	94%		70%
Portfolio Turnover of Large-Cap Value Portfolio	—	—	—	56%		61%
Portfolio Turnover of Large-Cap Core Research Portfolio	91%	64%	44%	10	%(6)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	For the period from the start of business, November 1, 2009, to December 31, 2009.

12	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2012

Financial Highlights — continued

	Class I
	Period Ended December 31, 2012(1)
Net asset value — Beginning of period	$7.610

Income (Loss) From Operations
Net investment income(2)	$0.032
Net realized and unrealized loss	(0.049)

Total loss from operations	$(0.017)

Less Distributions
From net investment income	$(0.033)

Total distributions	$(0.033)

Net asset value — End of period	$7.560

Total Return(3)	(0.22	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.90	%(7)
Net investment income	1.65	%(7)
Portfolio Turnover of the Fund(8)	2	%(9)
Portfolio Turnover of Investment Grade Income Portfolio	113	%(10)
Portfolio Turnover of Large-Cap Core Research Portfolio	91	%(10)

(1)	For the period from commencement of operations on September 28, 2012 to December 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(9)	For the Fund’s year ended December 31, 2012.

(10)	For the Portfolio’s year ended December 31, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at a net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide current income and long-term capital growth. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two portfolios managed by Eaton Vance Management (EVM) or its affiliates: Investment Grade Income Portfolio and Large-Cap Core Research Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Investment Grade Income Portfolio and Large-Cap Core Research Portfolio (59.4% and 68.1%, respectively, at December 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock

14

Eaton Vance

Balanced Fund

December 31, 2012

Notes to Financial Statements — continued

exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $928,008 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on December 31, 2016. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2012.

During the year ended December 31, 2012, a capital loss carryforward of $15,236,566 was utilized to offset net realized gains by the Fund.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

15

Eaton Vance

Balanced Fund

December 31, 2012

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$3,223,154	$3,265,912

During the year ended December 31, 2012, accumulated net realized loss was increased by $606,675 and accumulated undistributed net investment income was increased by $606,675 due to differences between book and tax accounting, primarily for premium amortization, distributions from real estate investment trusts (REITs), investments in partnerships, paydown gain (loss) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,502
Capital loss carryforward	$(928,008)
Net unrealized appreciation	$19,501,020

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, distributions from REITs, investments in partnerships and premium amortization.

3  Transactions with Affiliates

The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended December 31, 2012, the Fund’s allocated portion of the adviser fees paid by the Portfolios amounted to $1,164,060 or 0.58% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund. Effective June 15, 2012, the Fund is authorized to pay EVM an administration fee of 0.04% of its average daily net assets. For the period from October 22, 2007 through June 14, 2012, the Fund was authorized to pay EVM an administration fee of up to 0.10% of its average daily net assets subject to a fee reduction whereby EVM agreed to reduce such fee to the extent the Fund’s combined advisory and administration fees would otherwise exceed the amount of such fees under the fee schedules in place for the Fund and the Portfolios in which it invested as of October 15, 2007. For the year ended December 31, 2012, the administration fee was 0.04% of the Fund’s average daily net assets and amounted to $79,691. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $21,263 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $22,248 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2012 amounted to $400,568 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31,

16

Eaton Vance

Balanced Fund

December 31, 2012

Notes to Financial Statements — continued

2012, the Fund paid or accrued to EVD $90,385 and $211,715 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $158,000 and $4,648,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2012 amounted to $30,128 and $70,572 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2012, the Fund was informed that EVD received approximately $1,000, $18,000 and $1,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2012, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Investment Grade Income Portfolio	$1,107,210	$8,942,972
Large-Cap Core Research Portfolio	2,056,248	16,608,376

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2012	2011

Sales	2,012,919	2,359,398
Issued to shareholders electing to receive payments of distributions in Fund shares	303,641	315,206
Redemptions	(3,794,741)	(6,068,362)
Exchange from Class B shares	232,547	323,426

Net decrease	(1,245,634)	(3,070,332)

17

Eaton Vance

Balanced Fund

December 31, 2012

Notes to Financial Statements — continued

	Year Ended December 31,
Class B	2012	2011

Sales	76,909	337,983
Issued to shareholders electing to receive payments of distributions in Fund shares	12,500	14,370
Redemptions	(275,896)	(463,980)
Exchange to Class A shares	(232,485)	(323,490)

Net decrease	(418,972)	(435,117)

	Year Ended December 31,
Class C	2012	2011

Sales	433,764	911,398
Issued to shareholders electing to receive payments of distributions in Fund shares	32,832	35,037
Redemptions	(1,178,767)	(1,375,391)

Net decrease	(712,171)	(428,956)

Class I	Period Ended December 31, 2012(1)

Sales	602
Issued to shareholders electing to receive payments of distributions in Fund shares	2

Net increase	604

(1)	For the period from commencement of operations on September 28, 2012 to December 31, 2012.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2012 and December 31, 2011, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

18

Eaton Vance

Balanced Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Balanced Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2013

19

Eaton Vance

Balanced Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $2,312,495, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 78.7% qualifies for the corporate dividends received deduction.

20

Eaton Vance

Balanced Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust), Investment Grade Income Portfolio (IGIP) and Large-Cap Core Research Portfolio (LCCRP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust and IGIP since 2007; and of LCCRP since 2009

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Of the Trust, IGIP and LCCRP since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust and IGIP since 2005; and of LCCRP since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust and IGIP since 2007; and of LCCRP since 2009

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust and IGIP since 2003; and of LCCRP since 2009

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

21

Eaton Vance

Balanced Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust and IGIP since 2003; and of LCCRP since 2009

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust and IGIP since 2008; and of LCCRP since 2009

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998; of IGIP since 2000; and of LCCRP since 2009

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Of the Trust, IGIP and LCCRP since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust and IGIP since 2005; and of LCCRP since 2009

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust and Vice President of LCCRP	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Charles B. Gaffney 1972	President of LCCRP	Since 2011	Director of Equity Research and Vice President EVM and BMR.

Thomas H. Luster 1962	President of IGIP	Since 2010	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust and IGIP	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

22

Eaton Vance

Balanced Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005; of IGIP since 2008; and of LCCRP since 2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President of the Trust, IGIP and LCCRP since 2011; Secretary of the Trust and IGIP since 2007; and of LCCRP since 2009; and Chief Legal Officer of the Trust and IGIP since 2008, and of LCCRP since 2009	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust and IGIP since 2004; and of LCCRP since 2009	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

23

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

24

Investment Adviser of Investment Grade Income Portfolio and Large-Cap Core Research Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Balanced Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

162-2/13	BALSRC

Eaton Vance Investment Grade Income Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Investment Grade Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 31

Federal Tax Information	16

Management and Organization	32

Important Notices	35

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Two intertwined forces dominated fixed-income markets during the 12-month period ended December 31, 2012: a low interest-rate environment that drove investors to search for yield and investors’ increased appetite for risk.

Highly accommodative monetary policies instituted by central banks around the world exerted an unusual amount of influence on financial markets, pushing interest rates to historic lows. The U.S. Federal Reserve (the Fed) acted several times during the period to maintain downward pressure on rates. In the spring of 2012, it extended Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds. In September 2012, the Fed began purchasing about $40 billion of agency mortgage-backed securities (MBS) monthly. And in December 2012, it replaced Operation Twist, which was expiring, with outright purchases of another $40 billion or so of Treasuries and agency MBS each month. This downward pressure on yields drove investors to look elsewhere for income. The result was that many investors increased their allocation to higher-yielding corporate bonds and commercial mortgage-backed securities (CMBS), pushing up prices for those asset classes and narrowing their spreads to Treasuries.

At the same time, improving economic conditions, especially in the second half of the year, made fixed-income investors more comfortable with riskier asset classes such as corporate bonds and CMBS. In the United States, unemployment began to gradually decline, and the battered housing market appeared to be finally turning around — in part because of the Fed’s downward pressure on mortgage rates. Overseas, actions by the European Central Bank calmed many investors’ fears that Europe’s debt crisis would lead to a fracturing of the eurozone, and drag the U.S. and global economies back into recession.

For the one-year period as a whole, this combination of downward pressure on longer-term interest rates and an increased appetite for risk had several effects. Treasuries produced modestly positive returns, as their rates were down slightly but almost unchanged year-over-year. The Fed’s September 2012 announcement of its plan to buy agency MBS pushed prices of that asset class up and narrowed mortgage spreads to Treasuries. Also, corporate bonds and CMBS rallied, outperforming Treasuries for the one-year period.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Investment Grade Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 4.86%, outperforming the 4.21% return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the Index)2.

During the one-year period, the Fund’s relative outperformance versus the Index was driven largely by sector allocation and by security selection in the industrials area of the corporate bond sector. Over the course of the period, management shifted assets out of Treasuries and into corporate bonds. This move increased the Fund’s overweight to corporate bonds relative to the Index — one of the best performing sectors during the period — and reduced its exposure to Treasury bonds, one of the weakest performing sectors. Similarly, management increased the Fund’s relative overweight to CMBS and furthered its underweight to government agency debt. This allowed the Fund to benefit from improved fundamentals and higher returns in the CMBS sector. Within the corporate sector, security selection overall, and especially in industrials, also proved beneficial to Fund returns versus the Index.

In contrast, a relative underweighting in non-U.S. sovereign bonds issued in U.S. dollars hurt Fund performance versus the Index during the period, as those issues rallied with improved confidence in the eurozone economy. In the financials sector, a few credits dragged on relative Fund returns versus the Index as well.

The Fund has historically employed interest-rate put options to provide a degree of protection against rising interest rates. During the year, lower rates and falling volatility detracted from the value of these positions, exerting a negative effect on relative Fund returns versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Performance2,3

Portfolio Managers Thomas H. Luster, CFA and Bernard Scozzafava, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Class A at NAV	01/05/2009	4.86%	—	6.27%
Class A with 4.75% Maximum Sales Charge	—	–0.10	—	4.99
Class I at NAV	03/21/2007	5.12	6.02%	5.87
Barclays Capital U.S. Aggregate Index	03/21/2007	4.21%	5.94%	5.99%

% Total Annual Operating Expense Ratios[4]			Class A	Class I
Gross			1.14%	0.90%
Net			0.75	0.50

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class A	$10,000	01/05/2009	$12,745	$12,145

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Fund Profile5

Asset Allocation (% of total investments)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Capital U.S. Aggregate Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/13. Without the reimbursement, performance would have been lower.

[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes Eaton Vance Cash Collateral Fund, LLC.

Fund profile subject to change due to active management.

5

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,022.40	$3.81	**	0.75%
Class I	$1,000.00	$1,023.70	$2.54	**	0.50%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.81	**	0.75%
Class I	$1,000.00	$1,022.60	$2.54	**	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Investment in Investment Grade Income Portfolio, at value (identified cost, $36,279,568)	$36,943,416
Receivable for Fund shares sold	13,836
Receivable from affiliate	4,353
Total assets	$36,961,605

Liabilities
Payable for Fund shares redeemed	$47,318
Distributions payable	31,221
Payable to affiliates:
Distribution and service fees	3,494
Trustees’ fees	125
Accrued expenses	37,487
Total liabilities	$119,645
Net Assets	$36,841,960

Sources of Net Assets
Paid-in capital	$36,166,360
Accumulated net realized gain from Portfolio	27,318
Accumulated distributions in excess of net investment income	(15,566)
Net unrealized appreciation from Portfolio	663,848
Total	$36,841,960

Class A Shares
Net Assets	$16,550,074
Shares Outstanding	1,597,261
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.36
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.88

Class I Shares
Net Assets	$20,291,886
Shares Outstanding	1,960,742
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.35

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Interest allocated from Portfolio	$1,344,728
Dividends allocated from Portfolio	33,445
Securities lending income allocated from Portfolio, net	1,372
Expenses allocated from Portfolio	(200,517)
Total investment income from Portfolio	$1,179,028

Expenses
Distribution and service fees
Class A	$48,061
Trustees’ fees and expenses	500
Custodian fee	17,129
Transfer and dividend disbursing agent fees	25,906
Legal and accounting services	30,853
Printing and postage	19,524
Registration fees	33,005
Miscellaneous	8,740
Total expenses	$183,718
Deduct —
Allocation of expenses to affiliate	$134,874
Total expense reductions	$134,874

Net expenses	$48,844

Net investment income	$1,130,184

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$1,174,863
Net realized gain	$1,174,863
Change in unrealized appreciation (depreciation) —
Investments	$(314,279)
Net change in unrealized appreciation (depreciation)	$(314,279)

Net realized and unrealized gain	$860,584

Net increase in net assets from operations	$1,990,768

8	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$1,130,184	$1,433,775
Net realized gain from investment transactions and swap contracts	1,174,863	831,462
Net change in unrealized appreciation (depreciation) from investments and swap contracts	(314,279)	731,374
Net increase in net assets from operations	$1,990,768	$2,996,611
Distributions to shareholders —
From net investment income
Class A	$(695,674)	$(499,803)
Class I	(810,370)	(1,191,199)
From net realized gain
Class A	(359,500)	(243,650)
Class I	(440,959)	(397,855)
Total distributions to shareholders	$(2,306,503)	$(2,332,507)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$12,456,778	$13,402,799
Class I	2,972,627	6,133,788
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	983,319	669,133
Class I	775,691	809,705
Cost of shares redeemed
Class A	(14,655,828)	(11,947,395)
Class I	(9,010,188)	(13,056,181)
Net decrease in net assets from Fund share transactions	$(6,477,601)	$(3,988,151)

Net decrease in net assets	$(6,793,336)	$(3,324,047)

Net Assets
At beginning of year	$43,635,296	$46,959,343
At end of year	$36,841,960	$43,635,296

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(15,566)	$7,853

9	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Financial Highlights

	Class A
	Year Ended December 31,			Period Ended December 31, 2009(1)
	2012	2011	2010
Net asset value — Beginning of period	$10.470	$10.310	$10.080	$9.910

Income (Loss) From Operations
Net investment income(2)	$0.284	$0.315	$0.362	$0.395
Net realized and unrealized gain	0.217	0.376	0.365	0.187

Total income from operations	$0.501	$0.691	$0.727	$0.582

Less Distributions
From net investment income	$(0.382)	$(0.377)	$(0.380)	$(0.412)
From net realized gain	(0.229)	(0.154)	(0.117)	—

Total distributions	$(0.611)	$(0.531)	$(0.497)	$(0.412)

Net asset value — End of period	$10.360	$10.470	$10.310	$10.080

Total Return(3)	4.86%	6.84%	7.30%	6.02	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,550	$17,882	$15,622	$8,341
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.75%	0.93%	0.95%	0.95	%(8)
Net investment income	2.69%	3.01%	3.48%	4.01	%(8)
Portfolio Turnover of the Portfolio	113%	100%	91%	94	%(9)

(1)	For the period from the commencement of operations, January 5, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

The investment adviser of the Portfolio and/or the administrator reimbursed certain operating expenses (equal to 0.33%, 0.21%, 0.31% and 1.07% of average daily net assets for the years ended December 31, 2012, 2011 and 2010 and the period from the commencement of operations, January 5, 2009, to December 31, 2009, respectively). Absent these reimbursements, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended December 31, 2009.

10	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$10.460	$10.290	$10.080	$9.940	$10.010

Income (Loss) From Operations
Net investment income(1)	$0.309	$0.341	$0.391	$0.419	$0.462
Net realized and unrealized gain (loss)	0.218	0.386	0.345	0.157	(0.040)

Total income from operations	$0.527	$0.727	$0.736	$0.576	$0.422

Less Distributions
From net investment income	$(0.408)	$(0.403)	$(0.409)	$(0.436)	$(0.471)
From net realized gain	(0.229)	(0.154)	(0.117)	—	—
Tax return of capital	—	—	—	—	(0.021)

Total distributions	$(0.637)	$(0.557)	$(0.526)	$(0.436)	$(0.492)

Net asset value — End of year	$10.350	$10.460	$10.290	$10.080	$9.940

Total Return(2)	5.12%	7.22%	7.39%	5.85%	4.59%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,292	$25,753	$31,337	$9,714	$6,755
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	0.50%	0.69%	0.70%	0.70%	0.70%
Net investment income	2.93%	3.27%	3.77%	4.21%	4.72%
Portfolio Turnover of the Portfolio	113%	100%	91%	94%	70%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

The investment adviser of the Portfolio and/or the administrator reimbursed certain operating expenses (equal to 0.34%, 0.21%, 0.31%, 1.08% and 1.39% of average daily net assets for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively). Absent these reimbursements, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Investment Grade Income Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Investment Grade Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (32.2% at December 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as

12

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Notes to Financial Statements — continued

a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$2,123,661	$1,697,552
Long-term capital gains	$182,842	$634,955

During the year ended December 31, 2012, accumulated net realized gain was decreased by $352,441 and accumulated distributions in excess of net investment income was decreased by $352,441 due to differences between book and tax accounting, primarily for investments in partnerships, premium amortization and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$191,572
Undistributed long-term capital gains	$80,748
Net unrealized appreciation	$434,501
Other temporary differences	$(31,221)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, wash sales, partnership allocations, investments in partnerships, premium amortization and the treatment of short-term capital gains.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.75% and 0.50% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2013. Pursuant to this agreement, EVM was allocated $134,874 of the Fund’s operating expenses for the year ended December 31, 2012. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $2,012 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $14,500 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2012. EVD also received distribution and service fees from Class A shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2012 amounted to $48,061 for Class A shares.

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its

13

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Notes to Financial Statements — continued

affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2012, the Fund was informed that EVD received approximately $1,500 of CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended December 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $10,446,219 and $19,196,575, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2012	2011

Sales	1,183,509	1,277,018
Issued to shareholders electing to receive payments of distributions in Fund shares	93,807	64,072
Redemptions	(1,387,856)	(1,148,773)

Net increase (decrease)	(110,540)	192,317

	Year Ended December 31,
Class I	2012	2011

Sales	281,873	586,725
Issued to shareholders electing to receive payments of distributions in Fund shares	74,226	77,721
Redemptions	(858,131)	(1,245,668)

Net decrease	(502,032)	(581,222)

At December 31, 2012 pooled income funds (established and maintained by a public charity) managed by EVM owned approximately 10% of the value of the outstanding shares of the Fund.

14

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Investment Grade Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Investment Grade Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Investment Grade Income Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2013

15

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gain dividends.

Qualified Dividend Income.  The Fund designates approximately $30,987, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 1.77% qualifies for the corporate dividends received deduction.

Capital Gain Dividends.  The Fund herby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012, $263,590 or, if subsequently determined to be different, the net capital gain of such year.

16

Investment Grade Income Portfolio

December 31, 2012

Portfolio of Investments

Corporate Bonds — 45.4%

Security	Principal Amount (000’s omitted)	Value

Agriculture — 1.2%
Bunge, Ltd. Finance Corp., 3.20%, 6/15/17	$500	$522,184
Cargill, Inc., 4.10%, 11/1/42(1)	345	338,110
Lorillard Tobacco Co., 7.00%, 8/4/41	465	565,051

		$1,425,345

Automotive — 1.2%
Advance Auto Parts, Inc., 4.50%, 1/15/22	$400	$417,936
Continental Rubber of America Corp., 4.50%, 9/15/19(1)	340	349,654
Ford Motor Co., 7.45%, 7/16/31	500	637,500

		$1,405,090

Banks — 5.8%
Ally Financial, Inc., 3.125%, 1/15/16	$520	$520,815
American Express Co., 2.65%, 12/2/22(1)	609	607,154
Bank of America Corp., MTN, 5.65%, 5/1/18	435	506,500
Barclays Bank PLC, 5.00%, 9/22/16	380	426,186
Capital One Bank (USA), NA, 8.80%, 7/15/19	320	433,562
Citigroup, Inc., 4.50%, 1/14/22	390	435,484
CNH Capital, LLC, 3.875%, 11/1/15(1)	350	362,687
Discover Financial Services, 3.85%, 11/21/22(1)	200	206,561
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	100	118,315
JPMorgan Chase & Co., 4.35%, 8/15/21	360	402,887
Merrill Lynch & Co., Inc., 6.11%, 1/29/37	105	114,702
Morgan Stanley, 3.45%, 11/2/15	250	260,632
Morgan Stanley, 4.875%, 11/1/22	400	414,513
PNC Bank NA, 2.70%, 11/1/22	670	670,846
Regions Bank, 6.45%, 6/26/37	250	264,760
UBS AG/Stamford, CT, MTN, 5.875%, 7/15/16	350	390,724
Wachovia Bank NA, 6.00%, 11/15/17	420	504,024

		$6,640,352

Beverages — 1.3%
Anheuser-Busch Cos., Inc., 5.50%, 1/15/18	$175	$209,951
Anheuser-Busch Cos., Inc., 6.45%, 9/1/37	380	520,062
Diageo Investment Corp., 4.25%, 5/11/42	500	533,321
Dr Pepper Snapple Group, Inc., 2.00%, 1/15/20	214	213,505

		$1,476,839

Security	Principal Amount (000’s omitted)	Value

Broadcasting and Cable — 1.8%
CCO Holdings, LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	$400	$433,500
Comcast Corp., 6.95%, 8/15/37	300	407,150
Time Warner, Inc., 5.875%, 11/15/16	620	726,388
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23(1)	500	518,750

		$2,085,788

Commercial Services — 2.3%
Cielo SA/Cielo USA, Inc., 3.75%, 11/16/22(1)	$500	$494,750
Corrections Corp. of America, 7.75%, 6/1/17	380	405,650
Hillenbrand, Inc., 5.50%, 7/15/20	400	432,339
Waste Management, Inc., 7.375%, 3/11/19	460	585,246
Western Union Co. (The), 6.20%, 11/17/36	700	708,856

		$2,626,841

Communications Services — 2.1%
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	$420	$453,600
Motorola Solutions, Inc., 6.00%, 11/15/17	550	646,246
SBA Telecommunications, Inc., 5.75%, 7/15/20(1)	500	533,125
Verizon Communications, Inc., 5.85%, 9/15/35	320	402,311
Virgin Media Finance PLC, 4.875%, 2/15/22	350	359,625

		$2,394,907

Computers — 0.3%
Hewlett-Packard Co., 2.65%, 6/1/16	$115	$114,816
Hewlett-Packard Co., 3.75%, 12/1/20	120	116,354
Hewlett-Packard Co., 6.00%, 9/15/41	115	113,931

		$345,101

Diversified Manufacturing — 1.5%
Caterpillar, Inc., 3.90%, 5/27/21	$450	$505,252
Joy Global, Inc., 5.125%, 10/15/21	465	512,994
Tyco Electronics Group SA, 6.55%, 10/1/17	620	743,976

		$1,762,222

Drugs — 0.4%
Merck & Co., Inc., MTN, 5.76%, 5/3/37	$335	$438,764

		$438,764

17	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 1.9%
Comision Federal de Electricidad, 4.875%, 5/26/21(1)	$500	$571,250
Florida Power & Light Co., 4.125%, 2/1/42	400	418,559
Georgia Power Co., 4.30%, 3/15/42	375	393,726
PPL Energy Supply, LLC, 6.50%, 5/1/18(2)	650	778,948

		$2,162,483

Electrical and Electronic Equipment — 0.9%
Amphenol Corp., 4.00%, 2/1/22	$460	$486,840
Energizer Holdings, Inc., 4.70%, 5/19/21	550	589,904

		$1,076,744

Energy — 1.2%
Cameron International Corp., 4.50%, 6/1/21	$600	$671,898
Petrobras International Finance Co., 7.875%, 3/15/19	570	714,317

		$1,386,215

Financial Services — 1.4%
AWAS Aviation Capital, Ltd., 7.00%, 10/17/16(1)	$485	$513,888
Ford Motor Credit Co., LLC, 3.00%, 6/12/17	400	411,260
Janus Capital Group, Inc., 6.70%, 6/15/17	370	423,159
Lender Processing Services, Inc., 5.75%, 4/15/23	250	260,625

		$1,608,932

Foods — 1.1%
Delhaize Group SA, 5.70%, 10/1/40	$500	$469,041
Land O’Lakes, Inc., 6.00%, 11/15/22(1)(2)	430	466,550
Ralcorp Holdings, Inc., 4.95%, 8/15/20	365	385,472

		$1,321,063

Health Services — 1.2%
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(1)	$400	$431,500
HCA, Inc., 6.50%, 2/15/20	500	563,750
McKesson Corp., 6.50%, 2/15/14	340	361,988

		$1,357,238

Home Construction — 1.2%
Lennar Corp., 5.60%, 5/31/15	$400	$428,000
MDC Holdings, Inc., 5.625%, 2/1/20	320	349,727
NVR, Inc., 3.95%, 9/15/22	540	560,062

		$1,337,789

Security	Principal Amount (000’s omitted)	Value

Household Products — 1.0%
Clorox Co. (The), 3.05%, 9/15/22	$565	$583,063
Stanley Black & Decker, Inc., 2.90%, 11/1/22	575	581,629

		$1,164,692

Insurance — 1.6%
Aflac, Inc., 4.00%, 2/15/22	$260	$280,705
American International Group, Inc., 6.25%, 5/1/36	200	258,359
American International Group, Inc., MTN, 5.85%, 1/16/18	320	379,010
Principal Financial Group, Inc., 6.05%, 10/15/36	185	229,152
Prudential Financial, Inc., MTN, 6.00%, 12/1/17	310	372,239
Willis Group Holdings PLC, 4.125%, 3/15/16	265	282,799

		$1,802,264

Internet Software & Services — 0.5%
Equinix, Inc., 7.00%, 7/15/21	$540	$601,425

		$601,425

Lodging and Gaming — 1.0%
International Game Technology, 7.50%, 6/15/19	$100	$118,443
Penn National Gaming, Inc., 8.75%, 8/15/19	540	618,300
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18	345	419,765

		$1,156,508

Medical Products — 1.1%
Cardinal Health, Inc., 3.20%, 6/15/22	$600	$619,045
Mylan Inc., 3.125%, 1/15/23(1)	600	595,384

		$1,214,429

Mining — 0.6%
Rio Tinto Finance USA PLC, 3.50%, 3/22/22	$600	$631,854

		$631,854

Office Equipment / Supplies — 0.7%
Xerox Corp., MTN, 7.20%, 4/1/16	$650	$746,816

		$746,816

Oil and Gas-Equipment and Services — 2.6%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$570	$681,343
FMC Technologies, Inc., 3.45%, 10/1/22	610	623,145
Rowan Cos., Inc., 7.875%, 8/1/19	500	617,744

18	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Oil and Gas-Equipment and Services (continued)
Total Capital International SA, 2.70%, 1/25/23	$490	$499,659
Transocean, Inc., 2.50%, 10/15/17	565	571,380

		$2,993,271

Pipelines — 0.8%
Kinder Morgan Energy Partners, LP, 3.45%, 2/15/23	$500	$515,423
Rockies Express Pipeline, LLC, 6.25%, 7/15/13(1)	400	411,000

		$926,423

Real Estate Investment Trusts (REITs) — 2.6%
American Tower Corp., 5.05%, 9/1/20	$515	$577,956
AvalonBay Communities, Inc., MTN, 2.85%, 3/15/23(2)	500	494,110
BRE Properties, Inc., 5.50%, 3/15/17	660	748,345
DDR Corp., 4.625%, 7/15/22	225	245,759
Simon Property Group LP, 2.75%, 2/1/23	500	500,201
Vornado Realty, LP, 5.00%, 1/15/22	400	441,717

		$3,008,088

Retail-Drug Stores — 0.5%
CVS Caremark Corp., 2.75%, 12/1/22	$575	$577,676

		$577,676

Retail-Specialty and Apparel — 3.1%
AutoZone, Inc., 4.00%, 11/15/20	$750	$813,958
Dollar General Corp., 4.125%, 7/15/17	520	548,600
Gap, Inc. (The), 5.95%, 4/12/21	510	583,884
Limited Brands, Inc., 6.625%, 4/1/21	470	540,500
Macy’s Retail Holdings, Inc., 2.875%, 2/15/23	575	563,598
Sally Holdings, LLC/Sally Capital, Inc., 5.75%, 6/1/22	420	457,800

		$3,508,340

Software — 0.5%
Fiserv, Inc., 3.50%, 10/1/22	$565	$575,757

		$575,757

Tobacco — 0.6%
Philip Morris International, Inc., 5.65%, 5/16/18	$612	$742,579

		$742,579

Security	Principal Amount (000’s omitted)	Value

Transportation — 1.4%
Burlington Northern Santa Fe, LLC, 4.375%, 9/1/42	$400	$420,837
Kansas City Southern Mexico, 8.00%, 2/1/18	500	556,250
Ryder System, Inc., MTN, 2.50%, 3/1/17	640	651,233

		$1,628,320

Total Corporate Bonds (identified cost $49,621,076)		$52,130,155

Agency Mortgage-Backed Securities — 26.2%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Gold Pool #B10129, 3.50%, 10/1/18	$180	$189,722
Gold Pool #G04309, 5.50%, 5/1/38	1,950	2,104,416
Gold Pool #G18176, 5.00%, 4/1/22	313	336,985
Pool #A97620, 4.50%, 3/1/41	1,207	1,292,937
Pool #C03517, 4.50%, 9/1/40	1,265	1,355,769
Pool #C09013, 3.00%, 9/1/42	1,161	1,213,739
Pool #C09023, 3.50%, 12/1/42	1,170	1,246,416
Pool #G05958, 5.00%, 8/1/40	685	739,083
Pool #G06091, 5.50%, 5/1/40	1,033	1,114,386
Pool #G08348, 5.00%, 6/1/39	676	727,817
Pool #G18309, 4.50%, 5/1/24	633	673,360
Pool #G18441, 2.50%, 8/1/27	399	416,275
Pool #Q00285, 4.50%, 4/1/41	1,926	2,063,911

		$13,474,816

Federal National Mortgage Association:
Pool #889040, 5.00%, 6/1/37	$866	$937,489
Pool #890397, 3.50%, 12/1/26	189	200,841
Pool #918109, 5.00%, 5/1/37	1,979	2,141,196
Pool #929009, 6.00%, 1/1/38	1,213	1,327,055
Pool #AB4827, 3.50%, 4/1/42	741	789,923
Pool #AC8540, 4.50%, 12/1/24	475	511,080
Pool #AE0949, 4.00%, 2/1/41	924	989,825
Pool #AE0971, 4.00%, 5/1/25	282	301,609
Pool #AE4680, 4.00%, 11/1/40	442	473,783
Pool #AE7535, 4.00%, 10/1/40	929	994,223
Pool #AE7758, 3.50%, 11/1/25	627	665,253
Pool #AE9757, 4.00%, 12/1/40	183	195,736
Pool #AH1559, 4.00%, 12/1/40	203	217,735
Pool #AH3804, 4.00%, 2/1/41	1,611	1,739,227
Pool #AH6827, 4.00%, 3/1/26	854	913,829
Pool #AH9055, 4.50%, 4/1/41	1,378	1,488,198

19	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Pool #AK3264, 3.00%, 2/1/27	$595	$627,911
Pool #AL0161, 4.00%, 4/1/41	131	140,116
Pool #AO3759, 3.50%, 5/1/42	1,284	1,368,830
Pool #MA1060, 2.50%, 5/1/27	486	509,002

		$16,532,861

Government National Mortgage Association,
Pool #781412, 6.50%, 2/15/17	$126	$134,422

		$134,422

Total Agency Mortgage-Backed Securities (identified cost $29,010,353)		$30,142,099

Commercial Mortgage-Backed Securities — 10.5%

Security	Principal Amount (000’s omitted)	Value
BSCMS, Series 2002-TOP8, Class A2, 4.83%, 8/15/38	$11	$11,094
BSCMS, Series 2004-T14, Class A4, 5.20%, 1/12/41(3)	350	363,761
CGCMT, Series 2004-C1, Class A3, 5.251%, 4/15/40(3)	213	215,534
CGCMT, Series 2004-C1, Class A4, 5.36%, 4/15/40(3)	400	420,608
CGCMT, Series 2012-GC8, Class A2, 1.813%, 9/10/45	400	413,411
COMM, Series 2012-CR2, Class AM, 3.791%, 8/15/45	165	178,559
COMM, Series 2012-CR5, Class A4, 2.771%, 12/10/45	110	112,906
COMM, Series 2012-LC4, Class C, 5.649%, 12/10/44(3)	215	244,774
CSFB, Series 2003-C3, Class A5, 3.936%, 5/15/38	173	173,441
CSFB, Series 2003-C3, Class D, 4.131%, 5/15/38	425	427,297
DBUBS, Series 2011-LC1A, Class A1, 3.742%, 11/10/46(1)	577	625,074
DDR Corp., Series 2009-DDR1, Class C, 6.223%, 10/14/22(1)	500	536,583
FMBT, Series 2012-FBLU, Class B, 3.875%, 5/5/27(1)	400	419,269
GECMC, Series 2004-C1, Class A3, 4.596%, 11/10/38	319	326,979
GECMC, Series 2004-C2, Class A4, 4.893%, 3/10/40	400	417,038
JPMCC, Series 2003-CB7, Class A4, 4.879%, 1/12/38(3)	380	390,255
JPMCC, Series 2003-PM1A, Class A4, 5.326%, 8/12/40(3)	375	379,641
JPMCC, Series 2005-LDP1, Class A3, 4.865%, 3/15/46	300	307,862
JPMCC, Series 2010-C2, Class C, 5.526%, 11/15/43(1)(3)	500	571,268
JPMCC, Series 2011-C3, Class A2, 3.673%, 2/15/46(1)	675	732,801

Security	Principal Amount (000’s omitted)	Value

LB-UBS, Series 2003-C7, Class A4, 4.931%, 9/15/35(3)	$300	$305,006
Motel 6 Trust, Series 2012-MTL6, Class D, 3.781%, 10/5/25(1)	425	426,741
MSC, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	437	450,152
MSC, Series 2004-IQ8, Class A5, 5.11%, 6/15/40(3)	371	388,557
NCUA Guaranteed Notes, Series 2010-C1, Class A1, 1.60%, 10/29/20	614	625,486
NCUA Guaranteed Notes, Series 2010-R1, Class 2A, 1.84%, 10/7/20	220	223,662
NCUA Guaranteed Notes, Series 2010-R3, Class 3A, 2.40%, 12/8/20	313	325,157
ORES, Series 2012-LV1, Class A, 4.00%, 9/25/44(1)	74	74,323
RBSCF, Series 2010-MB1, Class C, 4.679%, 4/15/24(1)(3)	325	341,304
RIAL, Series 2012-LT1A, Class A, 4.75%, 2/15/25(1)	2	1,503
WBCMT, Series 2004-C10, Class A4, 4.748%, 2/15/41	381	394,897
WBCMT, Series 2006-C28, Class A4, 5.572%, 10/15/48	320	368,114
WFCM, Series 2010-C1, Class C, 5.585%, 11/15/43(1)(3)	500	571,743
WF-RBS, Series 2012-C6, Class B, 4.697%, 4/15/45	215	238,737

Total Commercial Mortgage-Backed Securities (identified cost $11,518,204)		$12,003,537

Asset-Backed Securities — 0.8%

Security	Principal Amount (000’s omitted)	Value

Automotive — 0.8%
AESOP, Series 2010-3A, Class B, 6.74%, 5/20/16(1)	$850	$939,147

Total Asset-Backed Securities (identified cost $850,000)		$939,147

U.S. Treasury Obligations — 11.2%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bond, 3.875%, 8/15/40	$1,925	$2,306,090
U.S. Treasury Bond, 4.50%, 5/15/38	435	572,773
U.S. Treasury Bond, 5.375%, 2/15/31	205	291,965
U.S. Treasury Bond, 6.375%, 8/15/27	600	907,594
U.S. Treasury Note, 2.00%, 4/30/16	3,660	3,850,148
U.S. Treasury Note, 4.00%, 2/15/15	4,610	4,972,318

Total U.S. Treasury Obligations (identified cost $12,772,728)		$12,900,888

20	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2012

Portfolio of Investments — continued

Preferred Securities — 4.0%

Security	Shares	Value

Commercial Banks — 0.2%
Regions Financial Corp., Series A, 6.375%	9,200	$227,332

		$227,332

Consumer Finance — 0.4%
Discover Financial Services, Series B, 6.50%	16,700	$422,719

		$422,719

Diversified Financial Services — 1.2%
General Electric Capital Corp., Series A, 7.125% to 6/15/22(4)	2	$264,012
General Electric Capital Corp., Series B, 6.25% to 12/15/22(4)	3	317,791
PPTT, 2006-A GS, Class A, 5.925%(1)(5)	8,000	806,251

		$1,388,054

Electric Utilities — 0.7%
NextEra Energy Capital Holdings, Inc., Series I, 5.125%(2)	16,000	$402,440
SCE Trust I, 5.625%	15,000	387,000

		$789,440

Insurance — 0.7%
American Overseas Group, Ltd., Series A, 7.50%(5)(6)	2,000	$760,125

		$760,125

Machinery — 0.4%
Stanley Black & Decker, Inc., 5.75%	18,372	$478,247

		$478,247

Real Estate Investment Trusts (REITs) — 0.4%
DDR Corp., Series H, 7.375%	20,500	$513,115

		$513,115

Total Preferred Securities (identified cost $5,738,573)		$4,579,032

Interest Rate Swaptions — 0.2%

Description	Counterparty	Expiration Date	Notional Amount (000’s omitted)	Value

Option to receive 3-month USD-LIBOR-BBA Rate and pay 1.9025%	Wells Fargo Bank, N.A.	8/13/13	$11,500	$298,114

Total Interest Rate Swaptions (identified cost $369,150)				$298,114

Short-Term Investments — 2.5%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.06%(7)(8)	$1,770	$1,770,135
Eaton Vance Cash Reserves Fund, LLC, 0.12%(8)	1,104	1,104,409

Total Short-Term Investments (identified cost $2,874,544)		$2,874,544

Total Investments — 100.8% (identified cost $112,754,628)		$115,867,516

Other Assets, Less Liabilities — (0.8)%		$(967,930)

Net Assets — 100.0%		$114,899,586

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AESOP	–	Avis Budget Rental Car Funding LLC
BSCMS	–	Bear Stearns Commercial Mortgage Securities, Inc.
CGCMT	–	Citigroup Commercial Mortgage Trust
COMM	–	Commercial Mortgage Pass-Through Certificates
CSFB	–	Credit Suisse First Boston Mortgage Securities Corp.
DBUBS	–	DBUBS Mortgage Trust
FMBT	–	Fontainebleau Miami Beach Trust
GECMC	–	General Electric Commercial Mortgage Corp.
JPMCC	–	JPMorgan Chase Commercial Mortgage Securities Corp.
LB-UBS	–	LB-UBS Commercial Mortgage Trust
MSC	–	Morgan Stanley Capital I
MTN	–	Medium-Term Note
NCUA	–	National Credit Union Administration
ORES	–	Oaktree Real Estate Investments/Sabal
PPTT	–	Preferred Pass-Through Trust 2006
RBSCF	–	Royal Bank of Scotland Commercial Funding
RIAL	–	Rialto Real Estate Fund LP
WBCMT	–	Wachovia Bank Commercial Mortgage Trust
WFCM	–	Wells Fargo Commercial Mortgage Trust
WF-RBS	–	WF-RBS Commercial Mortgage Trust

21	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2012

Portfolio of Investments — continued

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2012, the aggregate value of these securities is $12,446,370 or 10.8% of the Portfolio’s net assets.

(2)	All or a portion of this security was on loan at December 31, 2012.

(3)	Weighted average fixed-rate coupon that changes/updates monthly.

(4)	Security converts to floating rate after the indicated fixed-rate coupon period.

(5)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2012.

(6)	Non-income producing security.

(7)

The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2012. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(8)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

22	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value including $1,732,104 of securities on loan (identified cost, $109,880,084)	$112,992,972
Affiliated investments, at value (identified cost, $2,874,544)	2,874,544
Interest and dividends receivable	904,314
Interest receivable from affiliated investment	185
Securities lending income receivable	770
Receivable from affiliate	6,328
Total assets	$116,779,113

Liabilities
Collateral for securities loaned	$1,770,135
Payable to affiliates:
Investment adviser fee	43,123
Trustees’ fees	1,323
Accrued expenses	64,946
Total liabilities	$1,879,527
Net Assets applicable to investors’ interest in Portfolio	$114,899,586

Sources of Net Assets
Investors’ capital	$111,786,698
Net unrealized appreciation	3,112,888
Total	$114,899,586

23	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Interest	$4,042,662
Dividends	101,418
Securities lending income, net	4,119
Interest allocated from affiliated investment	2,089
Expenses allocated from affiliated investment	(272)
Total investment income	$4,150,016

Expenses
Investment adviser fee	$545,652
Trustees’ fees and expenses	5,639
Custodian fee	77,136
Legal and accounting services	57,014
Miscellaneous	6,402
Total expenses	$691,843
Deduct —
Allocation of expenses to affiliate	$86,465
Reduction of custodian fee	10
Total expense reductions	$86,475

Net expenses	$605,368

Net investment income	$3,544,648

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,562,412
Investment transactions allocated from affiliated investments	222
Net realized gain	$3,562,634
Change in unrealized appreciation (depreciation) —
Investments	$(956,009)
Net change in unrealized appreciation (depreciation)	$(956,009)

Net realized and unrealized gain	$2,606,625

Net increase in net assets from operations	$6,151,273

24	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$3,544,648	$4,695,858
Net realized gain from investment transactions and swap contracts	3,562,634	4,109,815
Net change in unrealized appreciation (depreciation) from investments and swap contracts	(956,009)	857,902
Net increase in net assets from operations	$6,151,273	$9,663,575
Capital transactions —
Contributions	$13,223,178	$21,521,598
Withdrawals	(34,182,229)	(45,496,404)
Net decrease in net assets from capital transactions	$(20,959,051)	$(23,974,806)

Net decrease in net assets	$(14,807,778)	$(14,311,231)

Net Assets
At beginning of year	$129,707,364	$144,018,595
At end of year	$114,899,586	$129,707,364

25	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2012

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2012		2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.50	%(2)	0.57%	0.57%	0.57%	0.57%
Net investment income	2.93%		3.39%	3.87%	4.35%	4.82%
Portfolio Turnover	113%		100%	91%	94%	70%

Total Return	5.12%		7.34%	7.53%	5.99%	4.66%

Net assets, end of year (000’s omitted)	$114,900		$129,707	$144,019	$129,527	$142,766

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser subsidized certain operating expenses (equal to 0.07% of average daily net assets for the year ended December 31, 2012). Absent this subsidy, total return would have been lower.

26	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Investment Grade Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objectives are to seek current income and total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2012, Eaton Vance Balanced Fund and Eaton Vance Investment Grade Income Fund held an interest of 59.4% and 32.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

27

Investment Grade Income Portfolio

December 31, 2012

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio’s risk is limited to the premium paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion and at a reduced rate on average daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2012, the Portfolio’s investment adviser fee amounted to $545,652 or 0.45% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $86,465 of the Portfolio’s operating expenses for the year ended December 31, 2012.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended December 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$53,656,066	$42,908,646
U.S. Government and Agency Securities	81,117,681	107,777,010

	$134,773,747	$150,685,656

28

Investment Grade Income Portfolio

December 31, 2012

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$112,698,150

Gross unrealized appreciation	$4,630,677
Gross unrealized depreciation	(1,461,311)

Net unrealized appreciation	$3,169,366

5  Financial Instruments

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate swaptions.

The non-exchange traded derivatives in which the Portfolio invests, including swaption contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At December 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk was $298,114, representing the fair value of such derivatives in an asset position. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at December 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Interest rate swaptions	$298,114	(1)	$—

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Interest rate swaptions	$(910,505	)(1)	$790,204	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments.

The average notional amount of interest rate swaptions outstanding during the year ended December 31, 2012, which is indicative of the volume of this derivative type, was approximately $14,115,000.

29

Investment Grade Income Portfolio

December 31, 2012

Notes to Financial Statements — continued

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2012 amounted to $1,342. At December 31, 2012, the value of the securities loaned and the value of the collateral received amounted to $1,732,104 and $1,770,135, respectively. The carrying amount of the liability at December 31, 2012 approximated its fair value. If measured at fair value, the liability for collateral for securities loaned would have been considered as Level 2 in the fair value heirachy (see Note 8) at December 31, 2012. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$52,130,155	$—	$52,130,155
Agency Mortgage-Backed Securities	—	30,142,099	—	30,142,099
Commercial Mortgage-Backed Securities	—	12,003,537	—	12,003,537
Asset-Backed Securities	—	939,147	—	939,147
U.S. Treasury Obligations	—	12,900,888	—	12,900,888
Preferred Securities	1,127,447	3,451,585	—	4,579,032
Interest Rate Swaptions	—	298,114	—	298,114
Short-Term Investments	—	2,874,544	—	2,874,544

Total Investments	$1,127,447	$114,740,069	$—	$115,867,516

The Portfolio held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Investment Grade Income Portfolio

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Investment Grade Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Investment Grade Income Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investment Grade Income Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2013

31

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Investment Grade Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

32

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2000

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Thomas H. Luster 1962	President of the Portfolio	Since 2010	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

33

Eaton Vance

Investment Grade Income Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Investment Grade Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Investment Grade Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2978-2/13	IGISRC

Eaton Vance Commodity Strategy Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Commodity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	31

Federal Tax Information	32

Management and Organization	33

Important Notices	35

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

2012 was a relatively calm year for the broad commodity market, as measured by the Dow Jones-UBS Commodity Index Total Return (the Index)2. The Index returned -1.06% after having posted double-digit gains or losses in each of the previous five years.

During the first half of 2012, a deterioration in economic indicators globally and a flare-up in Europe’s sovereign debt crisis drove commodity prices lower. The market subsequently rallied as central banks including the U.S. Federal Reserve (the Fed) and Bank of Japan eased monetary policy in an effort to stimulate their respective economies. Commodities reversed course once again, weakening in the final months of 2012 amid uncertainty about the presidential election and fiscal policy in the United States. A loss in December 2012 pushed the Index into modestly negative territory for the year.

Returns of individual commodities were mixed. The price of natural gas fell sharply due to a mild 2011-2012 winter and abundant production. The world’s two key oil benchmarks — West Texas Intermediate (WTI) and Brent Crude — moved in opposite directions. WTI, which is more reflective of U.S. oil production, declined as U.S. output reached its highest level in nearly 15 years. Tight supplies elsewhere contributed to an increase in Brent Crude. Among agricultural commodities, two consecutive seasons of record global production sent sugar prices lower, while prices of soybeans, corn and wheat advanced in response to a severe drought in the United States. Central bank easing boosted demand for gold as an alternative to paper currencies, and gold posted its 12th straight annual gain.

Fund Performance

Eaton Vance Commodity Strategy Fund (the Fund) Class A shares at net asset value (NAV) had a total return of -0.92% for the fiscal year ended December 31, 2012. By comparison, the Fund’s benchmark, the Index, returned -1.06%.

The key feature of the Fund is that it seeks to provide an efficient way to gain broad exposure to the commodity markets. Management achieves this exposure via total return swaps on the Index. The total return swaps provided the majority of the Fund’s return during the year, and tracking error relative to the Index remained minimal.

The Fund seeks to improve on the return of the Index through the active management of the collateral backing the total return swaps. Three primary alpha-generating strategies are employed: hedged investments in emerging-market and high-yield debt, allocations to inflation-linked bonds and active commodity investing. During the year, the Fund’s positions in high-yield debt had the largest positive impact on Fund returns versus the Index. The high-yield market performed well in 2012, driven by demand for income in the low interest-rate environment. Investors poured over $30 billion into high-yield bond funds in 2012 — more than double what these funds attracted in 2011. The Fund’s exposure to Treasury Inflation-Protected Securities (TIPS) also added value. TIPS outperformed Treasury securities on concerns that the Fed’s monetary policies would lead to higher inflation.

Active commodity investing negatively impacted the Fund’s relative performance versus the Index during the period. In seeking to avoid the cost sometimes associated with rolling expiring futures contracts into new contracts (i.e., the “negative roll yield”), we had positioned certain underlying futures contracts of the Fund further out on the commodity futures curves. This positioning detracted in the second half of 2012. Early in the year, an overweight in natural gas was unfavorable.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Performance2,3

Portfolio Manager John B. Brynjolfsson, CFA, Armored Wolf, LLC

% Average Annual Total Returns	Inception Date	One Year	Since Inception
Class A at NAV	04/08/2010	-0.92%	0.69%
Class A with 4.75% Maximum Sales Charge	—	-5.60	-1.09
Class C at NAV	04/08/2010	-1.64	-0.09
Class C with 1% Maximum Sales Charge	—	-2.63	-0.09
Class I at NAV	04/08/2010	-0.74	0.85
Dow Jones-UBS Commodity Index Total Return	04/08/2010	-1.06%	1.16%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I
Gross	1.52%	2.27%	1.27%
Net	1.50	2.25	1.25

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class A	$10,000	04/08/2010	$10,190	$9,705
Class C	$10,000	04/08/2010	$ 9,975	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Fund Profile

Asset Mix (% of net assets)5

Commodity Exposure of Dow Jones-UBS Commodity Index6,7

Energy	31.71%	Industrial Metals	18.81%
Natural Gas	11.42	Copper	7.34
Crude Oil-WTI	8.58	Aluminum	5.76
Crude Oil-Brent	5.06	Zinc	3.42
Unleaded Gasoline	3.33	Nickel	2.29
Heating Oil	3.33
		Precious Metals	12.77%
Agriculture	30.70%	Gold	9.92
Soybeans	8.15	Silver	2.85
Corn	7.07
Wheat	6.04	Livestock	6.01%
Soybean Oil	3.20	Live Cattle	3.90
Sugar	3.08	Lean Hogs	2.11
Coffee	1.63
Cotton	1.53

Additional Fund Commodity Exposure (% of net assets)6

Platinum	0.99%		Zinc	0.00	%*
Natural Gas	0.02		Sugar	0.00	*
Wheat	0.01		Gold	(0.00	)*
Nickel	0.00	*	Silver	(0.00	)*
Crude Oil-Brent	0.00	*	Unleaded Gasoline	(0.00	)*
Coffee	0.00	*	Lean Hogs	(0.00	)*
Copper	0.00	*	Live Cattle	(0.00	)*
Soybeans	0.00	*	Soybean Oil	(0.00	)*
Heating Oil	0.00	*	Aluminum	(0.01)
Cotton	0.00	*	Crude Oil-WTI	(0.02)
Corn	0.00	*

*	Amount is less than 0.005%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones-UBS Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/13. Without the reimbursement, performance would have been lower.

[5]

Other net assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets. See Statement of Assets and Liabilities for details. Cash equivalents include U.S. Treasury Bills.

[6]

Commodity Exposure reflects the composition of the Dow Jones- UBS Commodity Index at 12/31/12 to which the Fund’s exposure was approximately 100% of its net assets through total return swaps (derived based on notional amounts plus or minus unrealized appreciation (depreciation)). Additional Fund Commodity Exposure reflects the Fund’s exposure to commodities and commodity indices through total return swaps (other than the Dow Jones-UBS Commodity Index) and commodity futures contracts.

[7]	Percentages may not total 100% due to rounding.

Fund profile subject to change due to active management.

5

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,029.00	$7.65	**	1.50%
Class C	$1,000.00	$1,025.50	$11.46	**	2.25%
Class I	$1,000.00	$1,029.60	$6.38	**	1.25%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.61	**	1.50%
Class C	$1,000.00	$1,013.80	$11.39	**	2.25%
Class I	$1,000.00	$1,018.90	$6.34	**	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Consolidated Portfolio of Investments

Corporate Bonds — 12.0%

Security	Principal Amount (000’s omitted)	Value

Advertising — 0.2%
Griffey Intermediate, Inc./Griffey Finance Sub, LLC, 7.00%, 10/15/20(1)	$511	$525,053

		$525,053

Aerospace & Defense — 0.1%
Esterline Technologies Corp., 6.625%, 3/1/17	$120	$123,900
Sequa Corp., 7.00%, 12/15/17(1)	250	252,813
Silver II Borrower/Silver II US Holdings, LLC, 7.75%, 12/15/20(1)	75	78,000

		$454,713

Banks — 0.2%
Ally Financial, Inc., 4.50%, 2/11/14	$450	$464,062
Ally Financial, Inc., 6.75%, 12/1/14	325	352,625

		$816,687

Building Materials — 0.1%
Cemex Finance, LLC, 9.375%, 10/12/22(1)	$400	$452,000

		$452,000

Chemicals — 0.2%
Rain CII Carbon, LLC/CII Carbon Corp., 8.25%, 1/15/21(1)	$450	$462,375
Sawgrass Merger Sub, Inc., 8.75%, 12/15/20(1)	175	177,187

		$639,562

Commercial Services — 0.2%
Deluxe Corp., 6.00%, 11/15/20(1)	$225	$224,437
Service Corp. International, 6.75%, 4/1/16	30	33,750
ServiceMaster Company, 7.00%, 8/15/20(1)	100	100,750
Sotheby’s, 5.25%, 10/1/22(1)	335	340,025

		$698,962

Diversified Financial Services — 4.5%
Blue Fin, Ltd., 8.571%, 5/28/13(1)(2)(3)	$2,250	$2,265,750
East Lane Re IV, Ltd., 5.821%, 3/14/14(1)(2)(3)	1,400	1,394,960
Everglades Re, Ltd., 17.821%, 4/30/14(1)(2)(3)	4,000	4,457,200
Global Investments Group Finance, Ltd., 11.00%, 9/24/17(4)	800	780,000
Golden State Re, Ltd., 3.821%, 1/8/15(1)(2)(3)	3,000	3,054,300
International Lease Finance Corp., 4.875%, 4/1/15	225	233,737

Security	Principal Amount (000’s omitted)	Value

Diversified Financial Services (continued)
International Lease Finance Corp., 5.875%, 4/1/19	$360	$380,962
International Lease Finance Corp., MTN, 5.625%, 9/20/13	1,000	1,028,750
International Lease Finance Corp., MTN, 6.625%, 11/15/13	225	234,563
Nationstar Mortgage, LLC/Nationstar Capital Corp., 9.625%, 5/1/19(1)	125	140,625
Nuveen Investments, Inc., 9.125%, 10/15/17(1)	625	617,187
Nuveen Investments, Inc., 9.50%, 10/15/20(1)	225	225,000
Residential Re 2011, Ltd., 8.821%, 6/6/15(1)(2)(3)	750	744,375

		$15,557,409

Electrical Components & Equipment — 0.2%
WireCo WorldGroup, Inc., 9.50%, 5/15/17	$685	$729,525

		$729,525

Electronics — 0.2%
313 Group, Inc., 6.375%, 12/1/19(1)	$625	$622,656
313 Group, Inc., 8.75%, 12/1/20(1)	114	112,575

		$735,231

Foods — 0.2%
Land O’Lakes, Inc., 6.00%, 11/15/22(1)	$345	$374,325
US Foods, Inc., 8.50%, 6/30/19(1)	200	205,000

		$579,325

Gas — 0.2%
Sabine Pass LNG, LP, 6.50%, 11/1/20(1)	$700	$715,750

		$715,750

Health Care – Products — 0.0%(5)
Biomet, Inc., 6.50%, 10/1/20(1)	$34	$33,958

		$33,958

Health Care – Services — 0.4%
HCA, Inc., 5.875%, 5/1/23	$450	$466,875
HCA, Inc., 6.25%, 2/15/13	100	100,750
HCA, Inc., 6.75%, 7/15/13	720	741,600
HCA, Inc., 8.50%, 4/15/19	125	140,000

		$1,449,225

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Holding Company – Diversified — 0.3%
Alphabet Holding Co., Inc., 7.75%, 11/1/17(1)(6)	$510	$526,575
Harbinger Group, Inc., 7.875%, 7/15/19(1)	400	398,500

		$925,075

Home Builders — 0.0%(5)
D.R. Horton, Inc., 5.25%, 2/15/15	$22	$23,265
D.R. Horton, Inc., 5.625%, 9/15/14	17	17,935
D.R. Horton, Inc., 5.625%, 1/15/16	43	46,548
D.R. Horton, Inc., 6.125%, 1/15/14	60	62,550

		$150,298

Home Furnishings — 0.0%(5)
Tempur-Pedic International, Inc., 6.875%, 12/15/20(1)	$25	$25,844

		$25,844

Household Products — 0.1%
Jarden Corp., 8.00%, 5/1/16	$225	$240,188

		$240,188

Insurance — 0.1%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub, LLC, 7.875%, 12/15/20(1)	$50	$50,250
Onex USI Acquisition Corp., 7.75%, 1/15/21(1)	275	272,250

		$322,500

Internet — 0.1%
IAC/InterActiveCorp, 4.75%, 12/15/22(1)	$350	$350,000

		$350,000

Lodging — 0.7%
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	$200	$199,125
Mandalay Resort Group, 7.625%, 7/15/13	325	333,125
MGM Resorts International, 5.875%, 2/27/14	528	551,760
MGM Resorts International, 6.625%, 7/15/15	250	269,375
MGM Resorts International, 6.625%, 12/15/21	425	425,531
MGM Resorts International, 6.75%, 4/1/13	50	50,813
MGM Resorts International, 7.50%, 6/1/16	200	215,500
MGM Resorts International, 7.625%, 1/15/17	232	249,400

		$2,294,629

Security	Principal Amount (000’s omitted)	Value

Machinery – Diversified — 0.4%
Case New Holland, Inc., 7.75%, 9/1/13	$990	$1,034,550
Cleaver-Brooks, Inc., 8.75%, 12/15/19(1)	225	232,875

		$1,267,425

Media — 0.7%
Cablevision Systems Corp., 7.75%, 4/15/18	$150	$167,625
CC Holdings GS V, LLC, 2.381%, 12/15/17(1)	25	25,142
CC Holdings GS V, LLC, 3.849%, 4/15/23(1)	25	25,456
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.125%, 2/15/23	700	701,750
CCO Holdings, LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	175	189,656
DISH DBS Corp., 5.00%, 3/15/23(1)	500	502,500
WideOpenWest Finance, LLC/WideOpenWest Capital Corp., 10.25%, 7/15/19(1)	775	827,313

		$2,439,442

Office Equipment / Supplies — 0.0%(5)
CDW LLC/CDW Finance Corp., 8.50%, 4/1/19	$154	$167,475

		$167,475

Oil & Gas — 0.8%
Berry Petroleum Co., 6.375%, 9/15/22	$80	$83,600
Drill Rigs Holdings, Inc., 6.50%, 10/1/17(1)	550	550,000
Legacy Reserves LP/Legacy Reserves Finance Corp., 8.00%, 12/1/20(1)	50	51,250
Newfield Exploration Co., 6.875%, 2/1/20	10	10,750
Newfield Exploration Co., 7.125%, 5/15/18	550	583,000
Pacific Drilling V, Ltd., 7.25%, 12/1/17(1)	1,500	1,563,750

		$2,842,350

Oil & Gas Services — 0.1%
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/1/20(1)	$400	$430,000

		$430,000

Packaging & Containers — 0.2%
BOE Merger Corp., 9.50%, 11/1/17(1)(6)	$300	$301,500
Graphic Packaging International Inc., 9.50%, 6/15/17	118	128,030
Pactiv, LLC, 8.125%, 6/15/17	150	150,375

		$579,905

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Pharmaceuticals — 0.2%
Sky Growth Acquisition Corp., 7.375%, 10/15/20(1)	$725	$725,000

		$725,000

Pipelines — 0.1%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 6.625%, 10/1/20(1)	$57	$59,280
Inergy Midstream LP/NRGM Finance Corp., 6.00%, 12/15/20(1)	265	274,275

		$333,555

Real Estate — 0.1%
CB Richard Ellis Services, Inc., 11.625%, 6/15/17	$85	$93,925
Crescent Resources, LLC/Crescent Ventures, Inc., 10.25%, 8/15/17(1)	250	265,000

		$358,925

Retail — 0.9%
Burlington Coat Factory Warehouse Corp., 10.00%, 2/15/19	$443	$480,655
Claire’s Stores, Inc., 9.00%, 3/15/19(1)	590	635,725
GRD Holdings III Corp., 10.75%, 6/1/19(1)	325	327,437
Landry’s Holdings II, Inc., 10.25%, 1/1/18(1)	625	625,000
Limited Brands, Inc., 5.25%, 11/1/14	480	506,400
Pantry, Inc., 8.375%, 8/1/20(1)	100	105,000
QVC, Inc., 7.50%, 10/1/19(1)	100	110,352
Radio Systems Corp., 8.375%, 11/1/19(1)	120	125,400
Tops Holding Corp./Tops Markets, LLC, 8.875%, 12/15/17(1)	300	312,750

		$3,228,719

Software — 0.0%(5)
First Data Corp., 8.75%, 1/15/22(1)(6)	$50	$51,375

		$51,375

Telecommunications — 0.1%
Frontier Communications Corp., 6.25%, 1/15/13	$485	$485,909

		$485,909

Security		Principal Amount (000’s omitted)	Value

Transportation — 0.4%
Bristow Group, Inc., 6.25%, 10/15/22		$325	$348,969
ERA Group, Inc., 7.75%, 12/15/22(1)		550	543,125
Kenan Advantage Group, Inc. (The), 8.375%, 12/15/18(1)		325	333,125

			$1,225,219

Total Corporate Bonds (identified cost $40,898,409)			$41,831,233

Foreign Corporate Bonds — 5.5%

Security		Principal Amount* (000’s omitted)	Value

Argentina — 0.2%
Arcos Dorados Holdings, Inc., 10.25%, 7/13/16(1)	BRL	1,000	$524,054

Total Argentina			$524,054

Australia — 0.1%
Nufarm Australia, Ltd., 6.375%, 10/15/19(1)		340	$357,000

Total Australia			$357,000

Bahrain — 0.3%
Investcorp SA, 8.25%, 11/1/17(1)		1,000	$1,020,000

Total Bahrain			$1,020,000

Bermuda — 0.1%
Floatel International, Ltd., 8.00%, 10/11/17(4)		400	$406,000

Total Bermuda			$406,000

Brazil — 2.1%
Ceagro Agricola, Ltd., 10.75%, 5/16/16(1)		400	$388,000
Ceagro Agricola, Ltd., 10.75%, 5/16/16(4)		100	97,000
Morgan Stanley Brazilian Inflation Linked Note, 5.40%, 5/15/15(1)(7)	BRL	1,890	1,009,642
OGX Austria GmbH, 8.375%, 4/1/22(1)		800	670,000
OGX Austria GmbH, 8.50%, 6/1/18(4)		500	452,500
Sifco SA, 11.50%, 6/6/16(4)		200	145,000
USJ Acucar e Alcool SA, 9.875%, 11/9/19(1)		500	533,750
Virgolino de Oliveira Finance, Ltd., 10.50%, 1/28/18(1)		500	515,000
Virgolino de Oliveira Finance, Ltd., 10.50%, 1/28/18(4)		145	149,350
WPE International Cooperatief UA, 10.375%, 9/30/20(1)		2,100	1,827,000
WPE International Cooperatief UA, 10.375%, 9/30/20(4)		1,775	1,544,250

Total Brazil			$7,331,492

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Consolidated Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Bulgaria — 0.3%
Northern Lights Bulgaria B.V., (Corporate Commercial Bank AD), 8.25%, 8/8/14	1,000	$987,500

Total Bulgaria		$987,500

Canada — 0.4%
Banro Corp., 10.00%, 3/1/17(1)	150	$126,000
Brookfield Residential Properties, Inc., 6.50%, 12/15/20(1)	150	154,500
First Quantum Minerals, Ltd., 7.25%, 10/15/19(1)	25	25,375
Gran Colombia Gold Corp., 10.00%, 10/31/17	700	689,500
Mattamy Group Corp., 6.50%, 11/15/20(1)	337	339,527
New Gold, Inc., 6.25%, 11/15/22(1)	150	156,000

Total Canada		$1,490,902

China — 0.3%
China Liansu Group Holdings, Ltd., 7.875%, 5/13/16(1)	1,000	$1,058,750

Total China		$1,058,750

Cyprus — 0.1%
Ocean Rig UDW, Inc., 9.50%, 4/27/16(1)(4)	400	$411,000

Total Cyprus		$411,000

Ireland — 0.0%(5)
Nara Cable Funding, Ltd., 8.875%, 12/1/18(1)	160	$163,600

Total Ireland		$163,600

Luxembourg — 0.2%
Altice Financing SA, 7.875%, 12/15/19(1)	325	$345,313
Altice Finco SA, 9.875%, 12/15/20(1)	375	405,937

Total Luxembourg		$751,250

Mexico — 0.2%
Servicios Corporativos Javer SAPI de CV, 9.875%, 4/6/21(4)	525	$567,000

Total Mexico		$567,000

Netherlands — 0.2%
UPC Holding BV, 9.875%, 4/15/18(1)	50	$56,750
UPCB Finance V, Ltd., 7.25%, 11/15/21(1)	10	11,050
UPCB Finance VI, Ltd., 6.875%, 1/15/22(1)	500	543,750

Total Netherlands		$611,550

Security	Principal Amount* (000’s omitted)	Value

Norway — 0.3%
Panoro Energy ASA, 12.00%, 11/15/18(1)	500	$532,500
TiZir, Ltd., 9.00%, 9/28/17	600	603,000

Total Norway		$1,135,500

Peru — 0.6%
Camposol SA, 9.875%, 2/2/17(4)	700	$763,000
CFG Investment SAC, 9.75%, 7/30/19(1)	900	688,500
CFG Investment SAC, 9.75%, 7/30/19(4)	500	382,500
Scotiabank Peru SA, 4.50% to 12/13/22, 12/13/27(1)(8)	200	200,500

Total Peru		$2,034,500

United Kingdom — 0.1%
Navigator Holdings, Ltd., 9.00%, 12/18/17(1)(4)	400	$401,293

Total United Kingdom		$401,293

Total Foreign Corporate Bonds (identified cost $19,894,859)		$19,251,391

U.S. Treasury Obligations — 12.3%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Inflation-Protected Notes:
0.125%, 4/15/16(9)	$9,327	$9,823,975
0.50%, 4/15/15(9)	14,944	15,599,860
1.25%, 4/15/14(9)	10,274	10,598,679
2.125%, 2/15/41(9)	4,753	7,019,362

Total U.S. Treasury Obligations (identified cost $40,124,933)		$43,041,876

Preferred Securities — 0.4%

Security	Shares	Value

Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The), Series I, 5.95%	9,000	$224,820

		$224,820

Commercial Banks — 0.1%
Citigroup, Inc., Series A, 5.95% to 1/30/23(8)	175,000	$177,406
Citigroup, Inc., Series B, 5.90% to 2/15/23(8)	200,000	203,408

		$380,814

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Diversified Financial Services — 0.2%
General Electric Capital Corp., Series A, 7.125% to 6/15/22(8)	3	$341,394
General Electric Capital Corp., Series B, 6.25% to 12/15/22(8)	5	558,874

		$900,268

Total Preferred Securities (identified cost $1,421,051)		$1,505,902

Warrants — 0.0%(5)

Security	Shares	Value
Banro Corp., Expires 3/2/17(1)(10)	103,200	$42,828
Gran Colombia Gold Corp., Expires 10/31/17(10)	200,000	30,160

Total Warrants (identified cost $94,245)		$72,988

Short-Term Investments — 72.5%

U.S. Treasury Obligations — 58.7%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 1/10/13(11)	$70,000	$69,999,510
U.S. Treasury Bill, 0.00%, 2/14/13(11)	65,000	64,997,075
U.S. Treasury Bill, 0.00%, 3/7/13(11)	70,000	69,995,660

Total U.S. Treasury Obligations (identified cost $204,981,811)		$204,992,245

Other — 13.8%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(12)	$47,905	$47,904,652

Total Other (identified cost $47,904,652)		$47,904,652

Total Short-Term Investments (identified cost $252,886,463)		$252,896,897

Total Investments — 102.7% (identified cost $355,319,960)		$358,600,287

Other Assets, Less Liabilities — (2.7)%		$(9,469,788)

Net Assets — 100.0%		$349,130,499

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

BRL	–	Brazilian Real
MTN	–	Medium-Term Note

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2012, the aggregate value of these securities is $40,709,969 or 11.7% of the Fund’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2012.

(3)

Event-linked bond, also known as a catastrophe bond, whose payment of principal is contingent on the non-occurrence of a defined trigger event which may include hurricanes, earthquakes or other weather-related phenomena.

(4)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2012, the aggregate value of these securities is $6,098,893 or 1.7% of the Fund’s net assets.

(5)	Amount is less than 0.05%.

(6)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(7)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(8)	Security converts to floating rate after the indicated fixed-rate coupon period.

(9)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(10)	Non-income producing security.

(11)	Security (or a portion thereof) has been pledged to cover collateral requirements on open futures and/or swap contracts.

(12)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value (identified cost, $307,415,308)	$310,695,635
Affiliated investment, at value (identified cost, $47,904,652)	47,904,652
Cash	4,247
Foreign currency, at value (identified cost, $5,155)	6,442
Interest receivable	1,099,591
Interest receivable from affiliated investment	4,638
Receivable for investments sold	1,084,770
Receivable for Fund shares sold	2,646,861
Receivable for variation margin on open futures contracts	188,024
Receivable for open forward foreign currency exchange contracts	123,711
Receivable for open swap contracts	172,870
Receivable for closed swap contracts	3,360
Premium paid on open swap contracts	312,943
Tax reclaims receivable	181
Total assets	$364,247,925

Liabilities
Payable for investments purchased	$1,003,473
Payable for open forward foreign currency exchange contracts	47,735
Payable for open swap contracts	7,254,942
Payable for closed swap contracts	54,100
Premium received on open swap contracts	972,129
Payable for Fund shares redeemed	5,198,909
Payable to affiliates:
Investment adviser and administration fee	317,233
Distribution and service fees	25,178
Trustees’ fees	2,503
Other	7,087
Accrued expenses	234,137
Total liabilities	$15,117,426
Net Assets	$349,130,499

Sources of Net Assets
Paid-in capital	$351,005,631
Accumulated net realized gain	1,641,560
Accumulated net investment loss	(229,116)
Net unrealized depreciation	(3,287,576)
Total	$349,130,499

Class A Shares
Net Assets	$40,990,006
Shares Outstanding	4,466,662
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.18
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.64

Class C Shares
Net Assets	$18,731,271
Shares Outstanding	2,084,409
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.99

Class I Shares
Net Assets	$289,409,222
Shares Outstanding	31,480,824
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.19

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Consolidated Statement of Operations

Investment Income	Year Ended December 31, 2012
Interest (net of foreign taxes, $917)	$5,291,090
Dividends	23,084
Interest allocated from affiliated investment	51,896
Expenses allocated from affiliated investment	(6,445)
Total investment income	$5,359,625

Expenses
Investment adviser and administration fee	$2,995,141
Distribution and service fees
Class A	119,667
Class C	233,829
Trustees’ fees and expenses	9,202
Custodian fee	268,837
Transfer and dividend disbursing agent fees	289,660
Legal and accounting services	90,817
Printing and postage	77,740
Registration fees	54,955
Miscellaneous	19,775
Total expenses	$4,159,623
Deduct —
Allocation of expenses to affiliates	$245,534
Reduction of custodian fee	142
Total expense reductions	$245,676

Net expenses	$3,913,947

Net investment income	$1,445,678

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,759,680
Investment transactions allocated from affiliated investment	685
Written options	(121,607)
Futures contracts	(1,600,323)
Swap contracts	(285,770)
Forward commodity contracts	(128,975)
Foreign currency and forward foreign currency exchange contract transactions	(757,392)
Net realized gain	$866,298
Change in unrealized appreciation (depreciation) —
Investments	$1,809,149
Written options	(170,576)
Futures contracts	331,710
Swap contracts	(10,551,203)
Forward commodity contracts	(4,550)
Foreign currency and forward foreign currency exchange contracts	(21,632)
Net change in unrealized appreciation (depreciation)	$(8,607,102)

Net realized and unrealized loss	$(7,740,804)

Net decrease in net assets from operations	$(6,295,126)

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income (loss)	$1,445,678	$(649,915)
Net realized gain (loss) from investment transactions, written options, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	866,298	(74,334,598)
Net change in unrealized appreciation (depreciation) from investments, written options, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(8,607,102)	(7,606,595)
Net decrease in net assets from operations	$(6,295,126)	$(82,591,108)
Distributions to shareholders —
From net investment income
Class A	$—	$(53,912)
Class C	—	(13,449)
Class I	(385,797)	(172,174)
From net realized gain
Class A	(77,223)	(2,011,474)
Class C	(25,089)	(890,498)
Class I	(846,530)	(5,945,930)
Total distributions to shareholders	$(1,334,639)	$(9,087,437)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$16,471,807	$102,445,387
Class C	2,392,359	24,678,022
Class I	217,282,411	371,811,738
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	73,958	1,625,308
Class C	20,703	760,352
Class I	1,151,022	5,711,975
Cost of shares redeemed
Class A	(33,460,802)	(73,288,208)
Class C	(10,067,249)	(5,052,171)
Class I	(103,487,817)	(311,417,924)
Net increase in net assets from Fund share transactions	$90,376,392	$117,274,479

Net increase in net assets	$82,746,627	$25,595,934

Net Assets
At beginning of year	$266,383,872	$240,787,938
At end of year	$349,130,499	$266,383,872

Accumulated net investment loss included in net assets
At end of year	$(229,116)	$(695,094)

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Consolidated Financial Highlights

	Class A
	Year Ended December 31,		Period Ended December 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$9.280	$11.140	$10.000

Income (Loss) From Operations
Net investment income (loss)(2)	$0.035	$(0.029)	$(0.073)
Net realized and unrealized gain (loss)	(0.120)	(1.511)	2.000

Total income (loss) from operations	$(0.085)	$(1.540)	$1.927

Less Distributions
From net investment income	$—	$(0.007)	$(0.775)
From net realized gain	(0.015)	(0.313)	(0.012)

Total distributions	$(0.015)	$(0.320)	$(0.787)

Net asset value — End of period	$9.180	$9.280	$11.140

Total Return(3)	(0.92)%	(13.83)%	19.35	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,990	$59,349	$46,596
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.50%	1.50%	1.50	%(7)
Net investment income (loss)	0.37%	(0.27)%	(0.91	)%(7)
Portfolio Turnover	355%	146%	77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser, sub-adviser and administrator reimbursed operating expenses (equal to 0.09%, 0.02% and 0.22% of average daily net assets for the years ended December 31, 2012 and 2011 and the period from the start of business, April 8, 2010, to December 31, 2010, respectively).

(7)	Annualized.

15	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Consolidated Financial Highlights — continued

	Class C
	Year Ended December 31,		Period Ended December 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$9.150	$11.070	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.035)	$(0.108)	$(0.136)
Net realized and unrealized gain (loss)	(0.115)	(1.492)	1.984

Total income (loss) from operations	$(0.150)	$(1.600)	$1.848

Less Distributions
From net investment income	$—	$(0.007)	$(0.766)
From net realized gain	(0.010)	(0.313)	(0.012)

Total distributions	$(0.010)	$(0.320)	$(0.778)

Net asset value — End of period	$8.990	$9.150	$11.070

Total Return(3)	(1.64)%	(14.46)%	18.56	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,731	$26,740	$12,258
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.25%	2.25%	2.25	%(7)
Net investment loss	(0.38)%	(1.01)%	(1.69	)%(7)
Portfolio Turnover	355%	146%	77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser, sub-adviser and administrator reimbursed operating expenses (equal to 0.09%, 0.02% and 0.22% of average daily net assets for the years ended December 31, 2012 and 2011 and the period from the start of business, April 8, 2010, to December 31, 2010, respectively).

(7)	Annualized.

16	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Consolidated Financial Highlights — continued

	Class I
	Year Ended December 31,		Period Ended December 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$9.300	$11.140	$10.000

Income (Loss) From Operations
Net investment income (loss)(2)	$0.059	$(0.005)	$(0.053)
Net realized and unrealized gain (loss)	(0.128)	(1.515)	1.986

Total income (loss) from operations	$(0.069)	$(1.520)	$1.933

Less Distributions
From net investment income	$(0.012)	$(0.007)	$(0.781)
From net realized gain	(0.029)	(0.313)	(0.012)

Total distributions	$(0.041)	$(0.320)	$(0.793)

Net asset value — End of period	$9.190	$9.300	$11.140

Total Return(3)	(0.74)%	(13.65)%	19.40	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$289,409	$180,294	$181,934
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.25%	1.25%	1.25	%(7)
Net investment income (loss)	0.63%	(0.05)%	(0.68	)%(7)
Portfolio Turnover	355%	146%	77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser, sub-adviser and administrator reimbursed operating expenses (equal to 0.09%, 0.02% and 0.22% of average daily net assets for the years ended December 31, 2012 and 2011 and the period from the start of business, April 8, 2010, to December 31, 2010, respectively).

(7)	Annualized.

17	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Eaton Vance Commodity Strategy Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance CSF Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2012 were $78,589,549 or 22.5% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices, futures contracts and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate and inflation swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Total return swaps are valued by obtaining the value of the underlying index or instrument and reference interest rate from a third party pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

18

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2012, the Fund had a net capital loss of $1,150,407 attributable to security transactions incurred after October 31, 2012 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2013.

Additionally, at December 31, 2012, the Fund had a late year ordinary loss of $705,241 related to certain specified losses realized after October 31, 2012, which it has elected to defer to the following taxable year pursuant to income tax regulations.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund periodically, typically each business day, depending on the daily fluctuations in the value of the underlying security, commodity, index or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

19

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

K Forward Foreign Currency Exchange and Forward Commodity Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

O  Inflation Swaps — Pursuant to inflation swap agreements, the Fund either makes floating-rate payments on a benchmark index in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

P  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting

20

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

purposes, unamortized upfront payments, if any, are netted with the unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 9 and 13. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to or received from the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation or depreciation on such notional amounts from the inception date of the swap, are recorded as a receivable or payable, as applicable, and netted with the payment made or received at the termination date of the swap in determining the amount of realized gain or loss. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$1,007,295	$4,555,998
Long-term capital gains	$327,344	$4,531,439

During the year ended December 31, 2012, accumulated net realized gain was increased by $2,447,340, accumulated net investment loss was increased by $593,903 and paid-in capital was decreased by $1,853,437 due to differences between book and tax accounting, primarily for net operating losses, swap contracts, future contracts, written options contracts, premium amortization, foreign currency gain (loss), investment in the Subsidiary and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$38,347
Undistributed long-term capital gains	$2,308,061
Post-October capital losses	$(1,150,407)
Late year ordinary losses	$(705,241)
Net unrealized depreciation	$(2,365,892)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to premium amortization, wash sales, futures contracts, swap contracts, foreign currency transactions, investments in partnerships and the tax treatment of short-term capital gains.

21

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and Subsidiary. Pursuant to the investment advisory and administrative agreement between the Trust and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 1.05% of the Fund’s consolidated average daily net assets up to $500 million and at reduced rates on consolidated net assets of $500 million and over, and is payable monthly. For the year ended December 31, 2012, the investment adviser and administration fee amounted to $2,995,141 or 1.05% of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Armored Wolf, LLC (Armored Wolf). EVM pays Armored Wolf a portion of its advisory and administration fee for sub-advisory services provided to the Fund. EVM and Armored Wolf have agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the extent that total annual operating expenses (relating to ordinary expenses only) exceed 1.50%, 2.25% and 1.25% of the Fund’s consolidated average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated at any time after April 30, 2013. Pursuant to this agreement, EVM and Armored Wolf were allocated $245,534 in total of the Fund’s operating expenses for the year ended December 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $4,491 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $9,604 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2012. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2012 amounted to $119,667 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2012, the Fund paid or accrued to EVD $175,372 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2012 amounted to $58,457 for Class C shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2012, the Fund was informed that EVD received approximately $300 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended December 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$376,449,914	$353,911,287
U.S. Government and Agency Securities	—	16,211,626

	$376,449,914	$370,122,913

22

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2012	2011

Sales	1,745,888	9,216,822
Issued to shareholders electing to receive payments of distributions in Fund shares	7,872	174,460
Redemptions	(3,684,037)	(7,176,245)

Net increase (decrease)	(1,930,277)	2,215,037

	Year Ended December 31,
Class C	2012	2011

Sales	258,555	2,215,495
Issued to shareholders electing to receive payments of distributions in Fund shares	2,214	82,867
Redemptions	(1,099,228)	(482,670)

Net increase (decrease)	(838,459)	1,815,692

	Year Ended December 31,
Class I	2012	2011

Sales	23,012,155	33,763,834
Issued to shareholders electing to receive payments of distributions in Fund shares	124,809	611,683
Redemptions	(11,047,954)	(31,313,680)

Net increase	12,089,010	3,061,837

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Subsidiary, at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$356,029,416

Gross unrealized appreciation	$3,955,032
Gross unrealized depreciation	(1,384,161)

Net unrealized appreciation	$2,570,871

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward commodity contracts, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

23

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

A summary of obligations under these financial instruments at December 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

3/20/13	Australian Dollar 7,000,000	United States Dollar 7,332,955	JPMorgan Chase Bank NA	$104,341
3/20/13	Czech Koruna 11,500,000	United States Dollar 600,889	JPMorgan Chase Bank NA	(4,536)
3/20/13	Czech Koruna 45,500,000	United States Dollar 2,377,432	JPMorgan Chase Bank NA	(17,948)
3/20/13	Euro 8,050,000	United States Dollar 10,607,582	JPMorgan Chase Bank NA	(25,251)

				$56,606

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation

3/20/13	Australian Dollar 7,000,000	United States Dollar 7,222,950	Goldman Sachs International	$5,664
3/20/13	Polish Zloty 7,600,000	United States Dollar 2,423,160	JPMorgan Chase Bank NA	13,706

				$19,370

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/13	8 LME Copper	Short	$(1,859,800)	$(1,593,800)	$266,000
12/13	8 LME Copper	Long	1,675,000	1,593,800	(81,200)
4/13	45 Platinum	Long	3,466,350	3,470,400	4,050
3/13	87 Euro-Bund	Long	16,652,328	16,724,674	72,346
3/13	92 Euro-OAT	Short	(16,489,723)	(16,534,654)	(44,931)
3/13	38 Japanese Yen	Short	(5,666,750)	(5,486,250)	180,500
3/13	198 U.S. 5-Year Treasury Note	Short	(24,681,938)	(24,633,985)	47,953

3/13	444 U.S. 10-Year Treasury Note	Long	58,944,000	58,954,875	10,875

					$455,593

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

24

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

Euro-OAT:  Long-term debt securities issued by the French Republic with a remaining term to maturity of 8.5 to 10.5 years.

LME:  London Metal Exchange

Inflation Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Receives	Fund Pays	Termination Date	Net Unrealized Depreciation

Citibank NA	EUR 2,000	1.64%	Return on EUR-EXT-CPI	11/2/15	$(59,617)
Citibank NA	EUR 2,000	1.69	Return on EUR-EXT-CPI	12/6/15	(56,771)
Credit Suisse International	EUR 6,000	2.00	Return on EUR-EXT-CPI	2/10/16	(25,517)

					$(141,905)

EUR	–	Euro
EUR-EXT-CPI	–	EUR-Non-revised Consumer Price Index excluding Tobacco

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Depreciation

Citibank NA	MXN 36,000	Pays	1-Month MXN-TIIE-Banxico	4.96%	7/14/17	$(34,641)
Credit Suisse International	MXN 75,000	Pays	1-Month MXN-TIIE-Banxico	4.70	11/12/13	(10,503)
Credit Suisse International	USD 7,000	Receives	3-Month USD-LIBOR-BBA	3.89	6/27/41	(1,609,136)

						$(1,654,280)

MXN	–	Mexican Peso
USD	–	United States Dollar

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Depreciation

France	Citibank NA	$4,000	0.25	%(1)	9/20/16	$49,627	$(138,497)	$(88,870)
France	Credit Suisse International	5,000	0.25	(1)	6/20/16	47,703	(82,576)	(34,873)
Markit CDX Emerging Markets Index	Citibank NA	5,000	5.00	(1)	6/20/16	(529,718)	473,570	(56,148)
Markit CDX Emerging Markets Index	Citibank NA	3,000	5.00	(1)	6/20/17	(389,660)	244,650	(145,010)
Markit CDX Emerging Markets Index	Credit Suisse International	2,750	5.00	(1)	6/20/16	(291,345)	250,208	(41,137)
Markit CDX North America High Yield Index	Credit Suisse International	1,250	5.00	(1)	12/20/17	(9,021)	(3,079)	(12,100)
Markit CDX North America High Yield Index	Credit Suisse International	3,000	5.00	(1)	12/20/17	(21,650)	(17,817)	(39,467)
Markit CDX North America High Yield Index	Credit Suisse International	1,500	5.00	(1)	12/20/17	(10,825)	3,701	(7,124)
Markit CDX North America High Yield Index	Credit Suisse International	4,000	5.00	(1)	12/20/17	(28,867)	(70,974)	(99,841)

Total						$(1,183,756)	$659,186	$(524,570)

25

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

*	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$3,000,000	Receives	Excess Return on Barclays Capital AIMS Index	Pays	1.00%	1/16/13	$15,214
Barclays Bank PLC	10,000,000	Receives	Excess Return on Barclays Commodity Liquidity Timing Index	Pays	0.60	1/18/13	6,464
Barclays Bank PLC	65,200,000	Receives	Excess Return on Dow Jones-UBS Commodity Index	Pays	0.21	1/23/13	(1,139,298)
Citibank NA	39,300,000	Receives	Excess Return on Citi Commodities Curve Beta Enhanced Dow Jones-UBS Commodity Index	Pays	0.48	1/9/13	(305,275)
Citibank NA	106,200,000	Receives	Excess Return on Dow Jones-UBS Commodity Index	Pays	0.18	1/9/13	(1,426,083)
Credit Suisse International	143,100,000	Receives	Excess Return on Dow Jones-UBS Commodity Index	Pays	0.18	1/16/13	(2,016,373)
JPMorgan Chase Bank NA	5,000,000	Receives	Excess Return on J.P. Morgan Volemont Asia Strategy Index	Pays	0.00	1/17/13	53,871
JPMorgan Chase Bank NA	5,000,000	Receives	Excess Return on J.P. Morgan Volemont Strategy Index	Pays	0.00	1/17/13	31,365
Merrill Lynch International	6,000,000	Receives	Excess Return on Merrill Lynch Commodities Short MLBXFCSI Index and Long MLBXFCLI Index	Pays	0.60	1/31/13	1,024

							$(4,779,091)

26

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

Written options activity for the year ended December 31, 2012 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	40,000,356	$438,136
Options written	10,000,395	600,065
Options terminated in closing purchase transactions	(435)	(637,905)
Options expired	(50,000,316)	(400,296)

Outstanding, end of year	—	$—

At December 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and use of derivatives, the Fund is subject to the following risks:

Commodity Risk:  Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodity-linked derivative investments, including forward commodity contracts, commodity futures contracts and options thereon and total return swaps and options based on a commodity index that provide exposure to the investment returns of the commodities market, without investing directly in physical commodities.

Credit Risk:  The Fund enters into credit default swap and total return swap contracts to manage its credit risk, to gain exposure to credit risk or to enhance return.

Interest Rate Risk:  Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund enters into interest rate swap, inflation swap and total return swap contracts. The Fund also purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts and currency options to enhance return or to hedge against fluctuations in currency exchange rates.

Equity Price Risk:  The Fund enters into equity index futures contracts and total return swap contracts to enhance return or hedge volatility as an overall asset/risk instrument.

The Fund enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2012, the fair value of derivatives with credit-related contingent features in a net liability position was $7,302,677. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $21,668,011.

The non-exchange traded derivatives in which the Fund invests, including swap contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. At December 31, 2012, the maximum amount of loss the Fund would incur due to counterparty risk was $299,941, with the highest amount from any one counterparty being $203,283. Such maximum amount would be reduced by any unamortized upfront payments received by the Fund. Such amount would be increased by any unamortized upfront payments made by the Fund. To mitigate this risk, the Fund (and Subsidiary) has entered into master netting agreements with substantially all of its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund (and Subsidiary) or the counterparty. At December 31, 2012, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $119,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered fund may negotiate. As a result, the Subsidiary may have a greater exposure to those counterparties than a registered fund.

27

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2012 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Net unrealized depreciation*	$—	$—	$180,500	$131,174	$270,050
Receivable for open forward foreign currency exchange contracts	—	—	123,711	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	97,330	85,236	—	15,214	7,488

Total Asset Derivatives	$97,330	$85,236	$304,211	$146,388	$277,538

Net unrealized depreciation*	$—	$—	$—	$(44,931)	$(81,200)
Payable for open forward foreign currency exchange contracts	—	—	(47,735)	—	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(1,281,086)	—	—	(1,796,185)	(4,887,029)

Total Liability Derivatives	$(1,281,086)	$—	$(47,735)	$(1,841,116)	$(4,968,229)

*     Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended December 31, 2012 was as follows:

Consolidated Statement of Operations Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Net realized gain (loss) — Investment transactions	$—	$—	$(551,691)	$—	$(1,018,607)
Written options	—	—	41,000	—	(162,607)
Futures contracts	—	142,923	(196,698)	208,728	(1,755,276)
Swap contracts	(2,441,170)	802,083	—	(3,765,927)	5,119,244
Forward commodity contracts	—	—	—	—	(128,975)
Foreign currency and forward foreign currency exchange contract transactions	—	—	(762,204)	—	—

Total	$(2,441,170)	$945,006	$(1,469,593)	$(3,557,199)	$2,053,779

Change in unrealized appreciation (depreciation) — Investments	$—	$—	$(202,737)	$—	$258,992
Written options	—	—	—	—	(170,576)
Futures contracts	—	(14,000)	155,156	(251,726)	442,280
Swap contracts	(1,070,631)	85,236	—	2,571,851	(12,137,659)
Forward commodity contracts	—	—	—	—	(4,550)
Foreign currency and forward foreign currency exchange contracts	—	—	(32,633)	—	—

Total	$(1,070,631)	$71,236	$(80,214)	$2,320,125	$(11,611,513)

28

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

The average notional amounts of futures contracts, swap contracts, forward commodity contracts and forward foreign currency exchange contracts outstanding during the year ended December 31, 2012, which are indicative of the volume of these derivative types, were approximately $69,361,000, $431,355,000, $946,000 and $62,789,000, respectively.

The average principal amount of purchased currency options contracts, and average number of purchased index options contracts and purchased commodity options contracts outstanding during the year ended December 31, 2012, which are indicative of the volume of these derivative types, were approximately $21,635,000, 9,231,000 contracts and 116 contracts, respectively.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Notes to Consolidated Financial Statements — continued

At December 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$41,831,233	$—	$41,831,233
Foreign Corporate Bonds	—	19,251,391	—	19,251,391
U.S. Treasury Obligations	—	43,041,876	—	43,041,876
Preferred Securities	224,820	1,281,082	—	1,505,902
Warrants	—	72,988	—	72,988
Short-Term Investments —
U.S. Treasury Obligations	—	204,992,245	—	204,992,245
Other	—	47,904,652	—	47,904,652

Total Investments	$224,820	$358,375,467	$—	$358,600,287

Forward Foreign Currency Exchange Contracts	$—	$123,711	$—	$123,711
Futures Contracts	581,724	—	—	581,724
Swap Contracts	—	205,268	—	205,268

Total	$806,544	$358,704,446	$—	$359,510,990

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(47,735)	$—	$(47,735)
Futures Contracts	(126,131)	—	—	(126,131)
Swap Contracts	—	(7,964,300)	—	(7,964,300)

Total	$(126,131)	$(8,012,035)	$—	$(8,138,166)

The Fund held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the consolidated portfolio of investments, as of December 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period from the start of business, April 8, 2010, to December 31, 2010. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Commodity Strategy Fund and subsidiary as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, April 8, 2010, to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 25, 2013

31

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $23,084, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 3.44% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012, $2,790,130 or, if subsequently determined to be different, the net capital gain of such year.

32

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

33

Eaton Vance

Commodity Strategy Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Armored Wolf, LLC

Lakeshore Tower III

18111 Von Karman Avenue, Suite #525

Irvine, CA 92612

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4672-2/13	CSSRC

Eaton Vance Greater India Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Greater India Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 29

Federal Tax Information	19

Management and Organization	30

Important Notices	33

Eaton Vance

Greater India Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended December 31, 2012, the Bombay Stock Exchange 100 Index (the Index)2 rose 28.15%, supported by inflows from foreign institutional investors, hopes of interest-rate cuts and the possibility of reforms being announced by the government.

After a long period of policy inaction, the Indian government initiated some reforms in September 2012 in response to concerns that the country’s credit ratings might be downgraded. The key measures announced were a rise in retail diesel prices; limits on the subsidized liquefied petroleum gas provided to households; permission for foreign direct investment (FDI) to reach 51% in multibrand retail businesses and 49% in domestic aviation companies; increased FDI limits, from 49% to 74%, in the broadcasting sector; and divestment of government stakes in four public sector units. The announcements of debt restructuring for the State Electricity Board and of a reduction in withholding tax also boosted investor sentiment. The ruling party did not renege on any of these reforms in spite of opposition, especially from one of its allies who withdrew support. The ruling party also survived a Parliament vote on the new 51% limit on FDI in multibrand retailing, which encouraged it to proceed with further reform announcements.

The Reserve Bank of India (RBI) cut the repo rate by 50 basis points on April 17, 2012, after a period of three years in which it raised rates by 375 basis points. The RBI had not cut rates since April 2009. The rate cut seems to indicate that the RBI has shifted its focus to growth, but as it remains concerned about headline inflation numbers, the only further reductions announced were in the cash reserve ratio and the statutory liquidity ratio to boost liquidity in the banking system. Inflation remained stubbornly high, at around 7% to 8%, which prevented the RBI from cutting interest rates further during the year. However, given the reforms announced by the government, the slowdown in GDP growth to around 5.5% and the softening of inflation (especially core inflation), investors are hoping for a rate cut in 2013.

Corporate earnings were also muted during 2012, reflecting the impact of rising cost pressures on profit margins and currency volatility. Results announced for the first half of India’s 2013 fiscal year (April-September 2012) showed after-tax profits growing at around 8.7%, much slower than the historical average.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Greater India Fund (the Fund) returned 28.83% for Class A shares at net asset value (NAV), outperforming the Index, which returned 28.15% for the period.

At the sector level, the Fund’s performance relative to the Index benefited from an overweight position in the financials sector and an underweight position in energy. Stock selection in the information technology, financials and consumer discretionary sectors further supported relative Fund performance versus the Index. The Fund’s exposure to certain mid-cap stocks benefited relative Fund performance versus the Index, as the market favored the mid-cap segment during the second half of the year. However, an underweight position in consumer staples and stock selection in materials and industrials detracted from relative performance versus the Index. A modest exposure to Sri Lankan stocks, which are not represented in the Index, also hurt the Fund’s overall performance versus the Index, as the Sri Lankan currency depreciated in 2012.

The portfolio was positioned for a positive outlook as we ended 2012. While we are optimistic on the Indian market, we are also mindful that there exists the possibility of a political backlash over government reforms. Given the prospect of further cuts in interest rates, we expect rate-sensitive sectors such as banking and financial services, infrastructure, engineering, automobiles and real estate to potentially do well. We expect the Indian market to maintain its momentum from 2012, although much will depend on how well the ruling party can execute policy initiatives. More such initiatives are needed to reinvigorate growth, as the economy has been badly hurt by a lack of firm policy over the past two years.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Greater India Fund

December 31, 2012

Performance2,3

Portfolio Manager Christopher Darling, Lloyd George Management (Hong Kong) Limited

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	05/02/1994	28.83%	–8.48%	17.36%	—
Class A with 5.75% Maximum Sales Charge	—	21.43	–9.55	16.67	—
Class B at NAV	05/02/1994	27.92	–9.02	16.81	—
Class B with 5% Maximum Sales Charge	—	22.92	–9.37	16.81	—
Class C at NAV	07/07/2006	28.00	–9.01	—	3.12%
Class C with 1% Maximum Sales Charge	—	27.00	–9.01	—	3.12
Class I at NAV	10/01/2009	29.29	—	—	1.34
Bombay Stock Exchange 100 Index	—	28.15%	–6.57%	19.39%	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		1.99%	2.69%	2.69%	1.69%
Net		1.88	2.58	2.58	1.58

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2002	$47,338	N.A.
Class C	$10,000	07/07/2006	$12,208	N.A.
Class I	$250,000	10/01/2009	$261,062	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Greater India Fund

December 31, 2012

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)5

ICICI Bank, Ltd.	5.5%
Housing Development Finance Corp., Ltd.	5.1
HDFC Bank, Ltd.	5.1
ITC, Ltd.	4.8
Larsen & Toubro, Ltd.	4.5
Dr. Reddy’s Laboratories, Ltd.	3.3
Tata Consultancy Services, Ltd.	3.2
State Bank of India	3.0
HCL Technologies, Ltd.	2.7
Maruti Suzuki India, Ltd.	2.6
Total	39.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Greater India Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bombay Stock Exchange 100 Index is an unmanaged index of 100 common stocks traded in the India market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/28/13. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Greater India Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,177.60	$10.29	**	1.88%
Class B	$1,000.00	$1,173.80	$14.10	**	2.58%
Class C	$1,000.00	$1,174.00	$14.10	**	2.58%
Class I	$1,000.00	$1,180.10	$8.66	**	1.58%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.70	$9.53	**	1.88%
Class B	$1,000.00	$1,012.20	$13.05	**	2.58%
Class C	$1,000.00	$1,012.20	$13.05	**	2.58%
Class I	$1,000.00	$1,017.20	$8.01	**	1.58%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Greater India Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Investment in Greater India Portfolio, at value (identified cost, $294,670,222)	$361,496,776
Receivable for Fund shares sold	193,212
Receivable from affiliates	55,535
Other assets	4,041
Total assets	$361,749,564

Liabilities
Payable for Fund shares redeemed	$1,334,791
Payable to affiliates:
Administration fee	45,763
Distribution and service fees	142,246
Trustees’ fees	125
Accrued expenses	209,680
Total liabilities	$1,732,605
Net Assets	$360,016,959

Sources of Net Assets
Paid-in capital	$443,456,627
Accumulated net realized loss from Portfolio	(145,406,484)
Accumulated net investment loss	(4,859,738)
Net unrealized appreciation from Portfolio	66,826,554
Total	$360,016,959

Class A Shares
Net Assets	$233,905,586
Shares Outstanding	10,529,734
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.21
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$23.56

Class B Shares
Net Assets	$57,302,772
Shares Outstanding	2,894,843
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$19.79

Class C Shares
Net Assets	$40,192,973
Shares Outstanding	2,026,128
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$19.84

Class I Shares
Net Assets	$28,615,628
Shares Outstanding	1,273,787
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.46

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $9,643)	$5,830,217
Interest allocated from Portfolio	173
Expenses allocated from Portfolio	(4,991,060)
Total investment income from Portfolio	$839,330

Expenses
Administration fee	$561,614
Distribution and service fees
Class A	728,839
Class B	620,396
Class C	435,128
Trustees’ fees and expenses	500
Custodian fee	38,017
Transfer and dividend disbursing agent fees	732,867
Legal and accounting services	28,358
Printing and postage	88,953
Registration fees	55,053
Miscellaneous	14,917
Total expenses	$3,304,642
Deduct —
Allocation of expenses to affiliates	$594,862
Total expense reductions	$594,862

Net expenses	$2,709,780

Net investment loss	$(1,870,450)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(4,471,541)
Foreign currency transactions	142,155
Net realized loss	$(4,329,386)
Change in unrealized appreciation (depreciation) —
Investments	$98,138,955
Foreign currency	(35,660)
Net change in unrealized appreciation (depreciation)	$98,103,295

Net realized and unrealized gain	$93,773,909

Net increase in net assets from operations	$91,903,459

8	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment loss	$(1,870,450)	$(4,017,832)
Net realized loss from investment and foreign currency transactions	(4,329,386)	(22,207,655)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	98,103,295	(248,329,948)
Net increase (decrease) in net assets from operations	$91,903,459	$(274,555,435)
Distributions to shareholders —
From net investment income
Class A	$—	$(668,128)
Class B	—	(194,900)
Class C	—	(130,207)
Class I	—	(58,812)
Total distributions to shareholders	$—	$(1,052,047)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$19,356,133	$27,427,610
Class B	724,597	2,807,280
Class C	2,629,889	8,398,869
Class I	10,675,807	20,244,120
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	574,772
Class B	—	150,402
Class C	—	92,742
Class I	—	19,156
Cost of shares redeemed
Class A	(78,785,944)	(178,388,547)
Class B	(17,522,704)	(29,806,058)
Class C	(15,115,875)	(27,670,579)
Class I	(11,879,481)	(23,636,102)
Net asset value of shares exchanged
Class A	6,304,570	2,522,247
Class B	(6,304,570)	(2,522,247)
Net decrease in net assets from Fund share transactions	$(89,917,578)	$(199,786,335)

Net increase (decrease) in net assets	$1,985,881	$(475,393,817)

Net Assets
At beginning of year	$358,031,078	$833,424,895
At end of year	$360,016,959	$358,031,078

Accumulated net investment loss included in net assets
At end of year	$(4,859,738)	$(4,629,716)

9	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2012

Financial Highlights

	Class A
	Year Ended December 31,
	2012		2011		2010	2009	2008
Net asset value — Beginning of year	$17.240		$28.220		$23.350	$12.050	$36.190

Income (Loss) From Operations
Net investment loss(1)	$(0.064)		$(0.120)		$(0.208)	$(0.157)	$(0.245)
Net realized and unrealized gain (loss)	5.034		(10.823)		5.077	11.456	(22.716)

Total income (loss) from operations	$4.970		$(10.943)		$4.869	$11.299	$(22.961)

Less Distributions
From net investment income	$—		$(0.037)		$—	$—	$—
From net realized gain	—		—		—	—	(1.183)

Total distributions	$—		$(0.037)		$—	$—	$(1.183)

Redemption fees(1)(2)	$—		$—		$0.001	$0.001	$0.004

Net asset value — End of year	$22.210		$17.240		$28.220	$23.350	$12.050

Total Return(3)	28.83%		(38.80)%		20.81%	93.78%	(65.23)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$233,906		$227,581		$552,831	$508,035	$293,121
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.88	%(6)	1.93	%(6)	1.97%	2.23%	2.12%
Net investment loss	(0.32)%		(0.51)%		(0.83)%	(0.91)%	(1.10)%
Portfolio Turnover of the Portfolio	65%		49%		59%	63%	38%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.16% and 0.08% of average daily net assets for the years ended December 31, 2012 and 2011, respectively). Absent this subsidy, total return would be lower.

10	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2012

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2012		2011		2010	2009	2008
Net asset value — Beginning of year	$15.470		$25.500		$21.230	$11.000	$33.360

Income (Loss) From Operations
Net investment loss(1)	$(0.184)		$(0.250)		$(0.323)	$(0.222)	$(0.324)
Net realized and unrealized gain (loss)	4.504		(9.743)		4.592	10.451	(20.856)

Total income (loss) from operations	$4.320		$(9.993)		$4.269	$10.229	$(21.180)

Less Distributions
From net investment income	$—		$(0.037)		$—	$—	$—
From net realized gain	—		—		—	—	(1.183)

Total distributions	$—		$(0.037)		$—	$—	$(1.183)

Redemption fees(1)(2)	$—		$—		$0.001	$0.001	$0.003

Net asset value — End of year	$19.790		$15.470		$25.500	$21.230	$11.000

Total Return(3)	27.92%		(39.21)%		20.07%	92.82%	(65.40)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$57,303		$64,624		$142,604	$134,386	$77,277
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.58	%(6)	2.61	%(6)	2.58%	2.73%	2.62%
Net investment loss	(1.03)%		(1.18)%		(1.42)%	(1.42)%	(1.60)%
Portfolio Turnover of the Portfolio	65%		49%		59%	63%	38%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.16% and 0.08% of average daily net assets for the years ended December 31, 2012 and 2011, respectively). Absent this subsidy, total return would be lower.

11	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2012

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2012		2011		2010	2009	2008
Net asset value — Beginning of year	$15.500		$25.550		$21.270	$11.030	$33.420

Income (Loss) From Operations
Net investment loss(1)	$(0.182)		$(0.249)		$(0.325)	$(0.227)	$(0.315)
Net realized and unrealized gain (loss)	4.522		(9.764)		4.604	10.466	(20.895)

Total income (loss) from operations	$4.340		$(10.013)		$4.279	$10.239	$(21.210)

Less Distributions
From net investment income	$—		$(0.037)		$—	$—	$—
From net realized gain	—		—		—	—	(1.183)

Total distributions	$—		$(0.037)		$—	$—	$(1.183)

Redemption fees(1)(2)	$—		$—		$0.001	$0.001	$0.003

Net asset value — End of year	$19.840		$15.500		$25.550	$21.270	$11.030

Total Return(3)	28.00%		(39.23)%		20.12%	92.84%	(65.40)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,193		$42,307		$93,865	$74,778	$35,548
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.58	%(6)	2.61	%(6)	2.58%	2.73%	2.62%
Net investment loss	(1.01)%		(1.17)%		(1.43)%	(1.42)%	(1.58)%
Portfolio Turnover of the Portfolio	65%		49%		59%	63%	38%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.16% and 0.08% of average daily net assets for the years ended December 31, 2012 and 2011, respectively). Absent this subsidy, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2012

Financial Highlights — continued

	Class I
	Year Ended December 31,					Period Ended December 31, 2009(1)
	2012		2011		2010
Net asset value — Beginning of period	$17.380		$28.360		$23.380	$21.550

Income (Loss) From Operations
Net investment loss(2)	$(0.015)		$(0.018)		$(0.093)	$(0.071)
Net realized and unrealized gain (loss)	5.095		(10.925)		5.072	1.901

Total income (loss) from operations	$5.080		$(10.943)		$4.979	$1.830

Less Distributions
From net investment income	$—		$(0.037)		$—	$—

Total distributions	$—		$(0.037)		$—	$—

Redemption fees(2)(3)	$—		$—		$0.001	$0.000	(4)

Net asset value — End of period	$22.460		$17.380		$28.360	$23.380

Total Return(5)	29.29%		(38.62)%		21.30%	8.49	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,616		$23,520		$44,125	$29,502
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	1.58	%(9)	1.61	%(9)	1.57%	1.73	%(10)
Net investment loss	(0.07)%		(0.08)%		(0.37)%	(1.25	)%(10)
Portfolio Turnover of the Portfolio	65%		49%		59%	63	%(11)

(1)	For the period from the commencement of operations, October 1, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.16% and 0.08% of average daily net assets for the years ended December 31, 2012 and 2011, respectively). Absent this subsidy, total return would be lower.

(10)	Annualized.

(11)	For the Portfolio’s year ended December 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater India Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $104,847,775 and current year deferred capital losses of $38,963,432 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on December 31, 2017. The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of

14

Eaton Vance

Greater India Fund

December 31, 2012

Notes to Financial Statements — continued

being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$—	$1,052,047

During the year ended December 31, 2012, accumulated net realized loss was increased by $972,319, accumulated net investment loss was decreased by $1,640,428 and paid-in capital was decreased by $668,109 due to differences between book and tax accounting, primarily for net operating losses, investments in passive foreign investment companies (PFICs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryfoward and deferred capital losses	$(143,811,207)
Net unrealized appreciation	$60,371,539

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

3  Administration Fee and Other Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2012, the administration fee amounted to $561,614. In addition, the investment adviser fees are paid by the Portfolio to Boston Management and Research (BMR), a subsidiary of EVM, and sub-adviser fees are paid by BMR to Lloyd George Management (Hong Kong) Limited (LGM-HK). See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

BMR and LGM-HK have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.88%, 2.58%, 2.58% and 1.58% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 28, 2013. Pursuant to this agreement, BMR and LGM-HK were allocated $594,862 in total of the Fund’s operating expenses for the year ended December 31, 2012. Such reimbursement was shared equally by BMR and LGM-HK. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $45,067 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $18,575 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

15

Eaton Vance

Greater India Fund

December 31, 2012

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2012, amounted to $728,839 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2012, the Fund paid or accrued to EVD $465,297 and $326,346 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $3,059,000 and $9,887,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2012 amounted to $155,099 and $108,782 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2012, the Fund was informed that EVD received approximately $100, $155,000 and $5,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $8,943,098 and $103,183,277, respectively.

16

Eaton Vance

Greater India Fund

December 31, 2012

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2012	2011

Sales	957,877	1,118,423
Issued to shareholders electing to receive payments of distributions in Fund shares	—	23,299
Redemptions	(3,938,055)	(7,647,562)
Exchange from Class B shares	308,341	115,700

Net decrease	(2,671,837)	(6,390,140)

	Year Ended December 31,
Class B	2012	2011

Sales	39,544	129,515
Issued to shareholders electing to receive payments of distributions in Fund shares	—	6,756
Redemptions	(977,969)	(1,422,789)
Exchange to Class A shares	(344,313)	(128,608)

Net decrease	(1,282,738)	(1,415,126)

	Year Ended December 31,
Class C	2012	2011

Sales	145,875	379,101
Issued to shareholders electing to receive payments of distributions in Fund shares	—	4,157
Redemptions	(848,640)	(1,327,635)

Net decrease	(702,765)	(944,377)

	Year Ended December 31,
Class I	2012	2011

Sales	507,322	835,345
Issued to shareholders electing to receive payments of distributions in Fund shares	—	772
Redemptions	(586,700)	(1,038,738)

Net decrease	(79,378)	(202,621)

17

Eaton Vance

Greater India Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Greater India Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater India Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2013

18

Eaton Vance

Greater India Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  The Fund designates approximately $5,773,840, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  The Fund paid foreign taxes of $9,643 and recognized foreign source income of $5,839,860.

19

Greater India Portfolio

December 31, 2012

Portfolio of Investments

Common Stocks — 96.9%

Security	Shares	Value

India — 94.6%

Auto Components — 2.0%
Exide Industries, Ltd.	2,700,722	$7,131,860

		$7,131,860

Automobiles — 9.5%
Bajaj Auto, Ltd.	149,153	$5,845,407
Mahindra & Mahindra, Ltd.	553,585	9,513,527
Maruti Suzuki India, Ltd.	347,890	9,535,729
Tata Motors, Ltd.	805,400	4,634,650
Tata Motors, Ltd., Class A	1,486,520	4,778,503

		$34,307,816

Chemicals — 1.5%
Tata Chemicals, Ltd.	820,898	$5,321,578

		$5,321,578

Commercial Banks — 19.2%
Allahabad Bank, Ltd.	1,883,684	$5,891,906
HDFC Bank, Ltd.	1,466,565	18,270,075
ICICI Bank, Ltd.	941,694	19,702,594
State Bank of India	246,618	10,884,027
Union Bank of India, Ltd.	1,476,480	7,468,969
Yes Bank, Ltd.	848,770	7,207,914

		$69,425,485

Construction & Engineering — 5.9%
Larsen & Toubro, Ltd.	547,702	$16,240,299
NCC, Ltd.	4,802,260	5,113,848

		$21,354,147

Construction Materials — 0.5%
Shree Cement, Ltd.	21,180	$1,831,449

		$1,831,449

Consumer Finance — 1.8%
Shriram Transport Finance Co., Ltd.	487,383	$6,727,111

		$6,727,111

Security	Shares	Value

Diversified Financial Services — 5.8%
IDFC, Ltd.	2,420,989	$7,683,136
Multi Commodity Exchange of India, Ltd.	225,230	6,105,917
Rural Electrification Corp., Ltd.	1,551,754	7,057,583

		$20,846,636

Electric Utilities — 2.4%
Power Grid Corporation of India, Ltd.	4,128,399	$8,716,899

		$8,716,899

Electrical Equipment — 0.9%
Crompton Greaves, Ltd.	1,623,070	$3,460,985

		$3,460,985

Hotels, Restaurants & Leisure — 0.1%
Mahindra Holidays & Resorts India, Ltd.	39,319	$243,941

		$243,941

Household Products — 1.0%
Hindustan Unilever, Ltd.	365,930	$3,525,803

		$3,525,803

IT Services — 10.0%
HCL Technologies, Ltd.	849,024	$9,630,060
Infosys, Ltd.	208,513	8,813,351
Tata Consultancy Services, Ltd.	505,434	11,625,784
Wipro, Ltd.	827,160	5,980,639

		$36,049,834

Metals & Mining — 2.9%
NMDC, Ltd.	1,228,450	$3,728,134
Tata Steel, Ltd.	845,130	6,692,348

		$10,420,482

Oil, Gas & Consumable Fuels — 7.4%
Bharat Petroleum Corp., Ltd.	867,060	$5,662,362
Coal India, Ltd.	1,274,660	8,314,046
Petronet LNG, Ltd.	1,222,310	3,532,338
Reliance Industries, Ltd.	602,997	9,308,628

		$26,817,374

20	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Pharmaceuticals — 9.5%
Cadila Healthcare, Ltd.	350,270	$5,837,193
Dr. Reddy’s Laboratories, Ltd.	352,449	11,841,470
Glenmark Pharmaceuticals, Ltd.	894,348	8,691,149
Lupin, Ltd.	721,854	8,128,495

		$34,498,307

Real Estate Management & Development — 2.3%
DLF, Ltd.	1,923,970	$8,174,613

		$8,174,613

Thrifts & Mortgage Finance — 7.1%
Housing Development Finance Corp., Ltd.	1,203,790	$18,371,199
LIC Housing Finance, Ltd.	1,365,210	7,300,387

		$25,671,586

Tobacco — 4.8%
ITC, Ltd.	3,303,419	$17,358,900

		$17,358,900

Total India (identified cost $276,230,726)		$341,884,806

Sri Lanka — 2.3%

Commercial Banks — 0.9%
Commercial Bank of Ceylon PLC	4,223,642	$3,418,146

		$3,418,146

Industrial Conglomerates — 1.4%
John Keells Holdings PLC	2,813,368	$4,875,154

		$4,875,154

Total Sri Lanka (identified cost $6,957,664)		$8,293,300

Total Common Stocks (identified cost $283,188,390)		$350,178,106

Short-Term Investments — 0.5%

Description	Principal Amount (000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 1/2/13	$1,968	$1,967,905

Total Short-Term Investments (identified cost $1,967,905)		$1,967,905

Total Investments — 97.4% (identified cost $285,156,295)		$352,146,011

Other Assets, Less Liabilities — 2.6%		$9,351,847

Net Assets — 100.0%		$361,497,858

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

21	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Investments, at value (identified cost, $285,156,295)	$352,146,011
Cash	48
Foreign currency, at value (identified cost, $9,286,171)	9,284,934
Receivable for investments sold	299,789
Receivable for foreign taxes	1,161,905
Total assets	$362,892,687

Liabilities
Payable for investments purchased	$911,701
Payable to affiliates:
Investment adviser fee	336,516
Trustees’ fees	3,570
Accrued expenses	143,042
Total liabilities	$1,394,829
Net Assets applicable to investors’ interest in Portfolio	$361,497,858

Sources of Net Assets
Investors’ capital	$294,736,624
Net unrealized appreciation	66,761,234
Total	$361,497,858

22	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends (net of foreign taxes, $9,643)	$5,830,232
Interest	173
Total investment income	$5,830,405

Expenses
Investment adviser fee	$4,128,175
Trustees’ fees and expenses	13,040
Custodian fee	729,156
Legal and accounting services	107,271
Miscellaneous	13,472
Total expenses	$4,991,114
Deduct —
Reduction of custodian fee	$41
Total expense reductions	$41

Net expenses	$4,991,073

Net investment income	$839,332

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(4,471,555)
Foreign currency transactions	142,155
Net realized loss	$(4,329,400)
Change in unrealized appreciation (depreciation) —
Investments	$98,139,213
Foreign currency	(35,660)
Net change in unrealized appreciation (depreciation)	$98,103,553

Net realized and unrealized gain	$93,774,153

Net increase in net assets from operations	$94,613,485

23	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$839,332	$922,622
Net realized loss from investment and foreign currency transactions	(4,329,400)	(22,207,708)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	98,103,553	(248,330,416)
Net increase (decrease) in net assets from operations	$94,613,485	$(269,615,502)
Capital transactions —
Contributions	$8,943,098	$1,793,930
Withdrawals	(103,183,277)	(206,481,598)
Net decrease in net assets from capital transactions	$(94,240,179)	$(204,687,668)

Net increase (decrease) in net assets	$373,306	$(474,303,170)

Net Assets
At beginning of year	$361,124,552	$835,427,722
At end of year	$361,497,858	$361,124,552

24	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2012

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	1.33%	1.27%	1.19%	1.22%	1.19%
Net investment income (loss)	0.22%	0.15%	(0.04)%	0.09%	(0.17)%
Portfolio Turnover	65%	49%	59%	63%	38%

Total Return	29.53%	(38.37)%	21.75%	95.65%	(64.87)%

Net assets, end of year (000’s omitted)	$361,498	$361,125	$835,428	$748,770	$410,359

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

25	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Greater India Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2012, Eaton Vance Greater India Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in India. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities, the holding period of such securities, the related tax rates, and the availability of any realized losses in excess of gains that may be carried forward to offset future gains. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on certain Indian securities sold at a gain are included in net realized gain (loss) on investments. As of March 31, 2012, the Portfolio, for tax reporting in India, had accumulated losses of INR 1,199,526,954 that can be carried forward to offset future realized gains from the sale of certain Indian securities that would otherwise be subject to Indian capital gains taxes. These accumulated losses expire on March 31, 2020.

As of December 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing. The Portfolio also files a tax return in India annually as of March 31st. Such tax returns are subject to examination by the Indian tax authorities for open years as determined by the statute of limitations, which is generally a period of up to 7 years after a tax return is filed. The Portfolio’s India tax returns for the years ended March 31, 2009, March 31, 2010 and March 31, 2011 are currently under review by the Indian tax authorities.

26

Greater India Portfolio

December 31, 2012

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.10% of the Portfolio’s average daily net assets up to $500 million, 1.01% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Lloyd George Management (Hong Kong) Limited (LGM-HK) a portion of its adviser fee for sub-advisory services provided to the Portfolio. For the year ended December 31, 2012, the investment adviser fee amounted to $4,128,175 or 1.10% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $232,707,491 and $330,733,554, respectively, for the year ended December 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$291,584,827

Gross unrealized appreciation	$71,131,045
Gross unrealized depreciation	(10,569,861)

Net unrealized appreciation	$60,561,184

The net unrealized depreciation on foreign currency transactions at December 31, 2012 on a federal income tax basis was $228,482.

27

Greater India Portfolio

December 31, 2012

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States. Settlement of securities transactions in the Indian sub-continent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio’s assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks	$—	$350,178,106	(1)(2)	$—	$350,178,106
Short-Term Investments	—	1,967,905		—	1,967,905

Total Investments	$—	$352,146,011		$—	$352,146,011

(1)	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

(2)

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Greater India Portfolio

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Greater India Portfolio:

We have audited the accompanying statement of assets and liabilities of Greater India Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Greater India Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2013

29

Eaton Vance

Greater India Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Greater India Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to LGM (Bermuda) Limited (formerly, Lloyd George Management (B.V.I.) Limited), “Lloyd George” refers to Lloyd George Investment Management (Bermuda) Limited and “LGM-HK” refers to Lloyd George Management (Hong Kong) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Lloyd George and LGM-HK are wholly-owned subsidiaries of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

30

Eaton Vance

Greater India Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Hon. Robert Lloyd George(2) 1952	President of the Portfolio	Since 1994	Investment Chairman of LGM, Lloyd George and LGM-HK. Formerly, Chairman and Chief Executive Officer of LGM and Lloyd George.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

31

Eaton Vance

Greater India Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	The business address for Mr. Lloyd George is Suite 3808, One Exchange Square, Central, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Greater India Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Greater India Portfolio

Lloyd George Management (Hong Kong) Limited

Suite 3808, One Exchange Square

Central, Hong Kong

Administrator of Eaton Vance Greater India Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

142-2/13	GISRC

Eaton Vance Special Equities Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Special Equities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	26

Eaton Vance

Special Equities Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

In the final months of the fiscal year, however, from early October 2012 through December 2012, U.S. stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to drag down its economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the housing market, and the European Central Bank’s efforts to strengthen and centralize the European banking system.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Special Equities Fund (the Fund) had a total return of 6.62% for Class A shares at net asset value (NAV), underperforming the 17.88% return of the Fund’s benchmark, the Russell 2500 Index (the Index)2.

The 12-month period was a difficult one for active portfolio managers in the small-/mid-cap (SMID) category. The Fund typically invests in what management believes are higher-quality companies — those in strong financial condition. Throughout much of the year, however, the market seemed to favor the type of companies management typically seeks to avoid — those with high debt-to-assets ratios and lower estimated return on invested capital.

For the 12-month period, stock selection in the industrials, health care, materials and consumer discretionary sectors detracted from the Fund’s performance relative to the Index. Stock selection and a relative overweight position in the energy sector also hurt relative Fund returns versus the Index during the period.

Within the industrials sector, stock selection along with overweights in professional services and in marine hurt relative Fund performance versus the Index during the period. Stock selection in aerospace & defense hurt relative Fund returns versus the Index during the period in industrials as well. Avoiding biotechnology stocks, as well as overweights and stock selection in pharmaceuticals and in health care technology, proved detrimental to relative Fund performance versus the Index in the health care sector. In the energy sector, an overweight in energy equipment & services hurt Fund returns versus the Index, as did an overweight and stock selection in oil, gas & consumable fuels. Detractors from Fund performance versus the Index in the materials sector included stock selection in containers & packaging, as well as stock selection and an underweight in metals & mining. In the consumer discretionary sector, stock selection in specialty retail, an underweight in household durables and stock selection along with an underweight in media all detracted from Fund performance versus the Index.

In contrast, underweighting the utilities sector during the one-year period proved beneficial to the Fund’s relative performance versus the Index during the period. In particular, avoiding companies in the electric utilities and multi-utilities industries aided Fund performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Special Equities Fund

December 31, 2012

Performance2,3

Portfolio Manager Nancy B. Tooke, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	04/22/1968	6.62%	-0.20%	7.47%	—
Class A with 5.75% Maximum Sales Charge	—	0.49	-1.37	6.83	—
Class B at NAV	08/22/1994	5.84	-0.93	6.66	—
Class B with 5% Maximum Sales Charge	—	0.84	-1.33	6.66	—
Class C at NAV	11/17/1994	5.77	-0.93	6.66	—
Class C with 1% Maximum Sales Charge	—	4.77	-0.93	6.66	—
Class I at NAV	07/29/2011	6.88	—	—	0.09%
Russell 2500 Index	—	17.88%	4.34%	10.48%	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.40%	2.15%	2.15%	1.15%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2002	$19,059	N.A.
Class C	$10,000	12/31/2002	$19,074	N.A.
Class I	$250,000	07/29/2011	$250,300	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Special Equities Fund

December 31, 2012

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Trimble Navigation, Ltd.	3.1%
Affiliated Managers Group, Inc.	2.9
AMETEK, Inc.	2.7
Quanta Services, Inc.	2.6
GNC Holdings, Inc., Class A	2.6
Teradata Corp.	2.5
First Republic Bank	2.5
MEDNAX, Inc.	2.5
Church & Dwight Co., Inc.	2.5
Perrigo Co.	2.4
Total	26.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Special Equities Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 2500 Index is an unmanaged index of approximately 2,500 small- and mid-cap U.S. stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Special Equities Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,037.60	$7.02	1.37%
Class B	$1,000.00	$1,033.60	$10.84	2.12%
Class C	$1,000.00	$1,033.60	$10.84	2.12%
Class I	$1,000.00	$1,038.80	$5.74	1.12%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.20	$6.95	1.37%
Class B	$1,000.00	$1,014.50	$10.74	2.12%
Class C	$1,000.00	$1,014.50	$10.74	2.12%
Class I	$1,000.00	$1,019.50	$5.69	1.12%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012.

6

Eaton Vance

Special Equities Fund

December 31, 2012

Portfolio of Investments

Common Stocks — 98.1%

Security	Shares	Value

Auto Components — 1.9%
Dana Holding Corp.	60,410	$943,000

		$943,000

Building Products — 1.9%
Armstrong World Industries, Inc.	18,940	$960,826

		$960,826

Capital Markets — 4.7%
Affiliated Managers Group, Inc.(1)	11,390	$1,482,408
Lazard, Ltd., Class A	30,670	915,193

		$2,397,601

Chemicals — 3.5%
Cytec Industries, Inc.	13,890	$956,049
FMC Corp.	14,010	819,865

		$1,775,914

Commercial Banks — 5.9%
Cullen/Frost Bankers, Inc.	14,780	$802,111
First Republic Bank	38,890	1,274,814
Signature Bank(1)	13,160	938,834

		$3,015,759

Commercial Services & Supplies — 1.6%
Clean Harbors, Inc.(1)	14,540	$799,845

		$799,845

Construction & Engineering — 2.6%
Quanta Services, Inc.(1)	48,160	$1,314,286

		$1,314,286

Containers & Packaging — 1.8%
AptarGroup, Inc.	18,840	$899,045

		$899,045

Electrical Equipment — 4.3%
AMETEK, Inc.	37,095	$1,393,659
Generac Holdings, Inc.	23,620	810,402

		$2,204,061

Security	Shares	Value

Electronic Equipment, Instruments & Components — 7.8%
FLIR Systems, Inc.	39,450	$880,130
InvenSense, Inc.(1)	61,810	686,709
National Instruments Corp.	32,390	835,986
Trimble Navigation, Ltd.(1)	26,330	1,574,007

		$3,976,832

Energy Equipment & Services — 3.6%
Dresser-Rand Group, Inc.(1)	14,880	$835,363
Hornbeck Offshore Services, Inc.(1)	7,540	258,924
Rowan Cos., PLC(1)	23,660	739,848

		$1,834,135

Food Products — 4.1%
Flowers Foods, Inc.	40,090	$932,894
Ingredion, Inc.	18,010	1,160,385

		$2,093,279

Health Care Equipment & Supplies — 1.4%
Integra LifeSciences Holdings Corp.(1)	18,020	$702,239

		$702,239

Health Care Providers & Services — 3.1%
MEDNAX, Inc.(1)	15,940	$1,267,549
Team Health Holdings, Inc.(1)	9,990	287,412

		$1,554,961

Household Products — 2.5%
Church & Dwight Co., Inc.	23,428	$1,255,038

		$1,255,038

Insurance — 4.0%
HCC Insurance Holdings, Inc.	28,200	$1,049,322
WR Berkley Corp.	26,040	982,750

		$2,032,072

Internet Software & Services — 1.6%
VeriSign, Inc.(1)	21,190	$822,596

		$822,596

IT Services — 2.5%
Teradata Corp.(1)	20,940	$1,295,977

		$1,295,977

7	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Life Sciences Tools & Services — 2.0%
Bruker Corp.(1)	68,140	$1,040,498

		$1,040,498

Machinery — 5.0%
Colfax Corp.(1)	24,480	$987,768
Pall Corp.	12,580	758,071
RBC Bearings, Inc.(1)	15,840	793,109

		$2,538,948

Marine — 2.2%
Kirby Corp.(1)	18,280	$1,131,349

		$1,131,349

Oil, Gas & Consumable Fuels — 5.6%
Kodiak Oil & Gas Corp.(1)	106,590	$943,321
PDC Energy, Inc.(1)	12,970	430,734
Western Refining, Inc.	26,540	748,163
WPX Energy, Inc.(1)	48,260	718,109

		$2,840,327

Pharmaceuticals — 2.4%
Perrigo Co.	11,970	$1,245,239

		$1,245,239

Real Estate Investment Trusts (REITs) — 6.2%
American Campus Communities, Inc.	17,420	$803,585
Essex Property Trust, Inc.	6,050	887,232
Mid-America Apartment Communities, Inc.	11,820	765,345
Sovran Self Storage, Inc.	11,500	714,150

		$3,170,312

Road & Rail — 2.3%
Kansas City Southern	13,900	$1,160,372

		$1,160,372

Semiconductors & Semiconductor Equipment — 3.1%
Cirrus Logic, Inc.(1)	23,840	$690,645
Cypress Semiconductor Corp.(1)	81,800	886,712

		$1,577,357

Specialty Retail — 7.4%
Advance Auto Parts, Inc.	10,620	$768,357
GNC Holdings, Inc., Class A	39,030	1,298,919

Security	Shares	Value

Specialty Retail (continued)
Sally Beauty Holdings, Inc.(1)	39,930	$941,150
Signet Jewelers, Ltd.	14,040	749,736

		$3,758,162

Textiles, Apparel & Luxury Goods — 1.5%
Hanesbrands, Inc.(1)	21,110	$756,160

		$756,160

Thrifts & Mortgage Finance — 1.6%
Nationstar Mortgage Holdings, Inc.(1)	26,330	$815,703

		$815,703

Total Common Stocks (identified cost $39,948,430)		$49,911,893

Short-Term Investments — 2.3%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	$1,174	$1,173,994

Total Short-Term Investments (identified cost $1,173,994)		$1,173,994

Total Investments — 100.4% (identified cost $41,122,424)		$51,085,887

Other Assets, Less Liabilities — (0.4)%		$(180,614)

Net Assets — 100.0%		$50,905,273

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

8	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value (identified cost, $39,948,430)	$49,911,893
Affiliated investment, at value (identified cost, $1,173,994)	1,173,994
Dividends receivable	27,573
Interest receivable from affiliated investment	109
Receivable for Fund shares sold	19,967
Total assets	$51,133,536

Liabilities
Payable for Fund shares redeemed	$109,340
Payable to affiliates:
Investment adviser fee	26,424
Distribution and service fees	10,840
Trustees’ fees	650
Accrued expenses	81,009
Total liabilities	$228,263
Net Assets	$50,905,273

Sources of Net Assets
Paid-in capital	$59,954,621
Accumulated net realized loss	(18,895,766)
Accumulated net investment loss	(117,045)
Net unrealized appreciation	9,963,463
Total	$50,905,273

Class A Shares
Net Assets	$35,591,697
Shares Outstanding	2,189,180
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.26
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$17.25

Class B Shares
Net Assets	$945,135
Shares Outstanding	61,361
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.40

Class C Shares
Net Assets	$2,818,302
Shares Outstanding	183,075
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.39

Class I Shares
Net Assets	$11,550,139
Shares Outstanding	707,556
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.32

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends	$411,472
Dividends allocated from Portfolio (net of foreign taxes, $2,187)	252,015
Interest allocated from Portfolio	422
Interest allocated from affiliated investment	1,595
Expenses allocated from Portfolio	(142,786)
Expenses allocated from affiliated investment	(191)
Total investment income	$522,527

Expenses
Investment adviser fee	$218,150
Distribution and service fees
Class A	96,840
Class B	11,581
Class C	36,202
Trustees’ fees and expenses	2,073
Custodian fee	36,965
Transfer and dividend disbursing agent fees	91,887
Legal and accounting services	55,846
Printing and postage	19,018
Registration fees	49,741
Miscellaneous	15,212
Total expenses	$633,515
Deduct —
Reduction of custodian fee	$6
Total expense reductions	$6

Net expenses	$633,509

Net investment loss	$(110,982)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,369,836)
Investment transactions allocated from Portfolio	4,012,591
Investment transactions allocated from affiliated investment	47
Foreign currency transactions allocated from Portfolio	159
Net realized gain	$2,642,961
Change in unrealized appreciation (depreciation) —
Investments	$(84,885)
Investments allocated from Portfolio	1,042,128
Net change in unrealized appreciation (depreciation)	$957,243

Net realized and unrealized gain	$3,600,204

Net increase in net assets from operations	$3,489,222

10	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment loss	$(110,982)	$(497,078)
Net realized gain from investment and foreign currency transactions	2,642,961	7,991,519
Net change in unrealized appreciation (depreciation) from investments	957,243	(10,067,857)
Net increase (decrease) in net assets from operations	$3,489,222	$(2,573,416)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,439,576	$10,129,719
Class B	12,003	816,063
Class C	180,731	1,515,767
Class I	8,330,975	8,766,738
Cost of shares redeemed
Class A	(12,513,353)	(33,725,339)
Class B	(533,327)	(592,917)
Class C	(1,730,123)	(4,480,503)
Class I	(6,518,941)	(270,386)
Net asset value of shares exchanged
Class A	85,386	222,226
Class B	(85,386)	(222,226)
Net decrease in net assets from Fund share transactions	$(7,332,459)	$(17,840,858)

Net decrease in net assets	$(3,843,237)	$(20,414,274)

Net Assets
At beginning of year	$54,748,510	$75,162,784
At end of year	$50,905,273	$54,748,510

Accumulated undistributed net investment income (loss) included in net assets
At end of year	$(117,045)	$373

11	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2012

Financial Highlights

	Class A
	Year Ended December 31,
	2012		2011		2010		2009	2008
Net asset value — Beginning of year	$15.250		$15.940		$12.860		$9.520	$16.420

Income (Loss) From Operations
Net investment loss(1)	$(0.030)		$(0.106	)(2)	$(0.013	)(3)	$(0.091)	$(0.114)
Net realized and unrealized gain (loss)	1.040		(0.584)		3.093		3.431	(6.786)

Total income (loss) from operations	$1.010		$(0.690)		$3.080		$3.340	$(6.900)

Net asset value — End of year	$16.260		$15.250		$15.940		$12.860	$9.520

Total Return(4)	6.62%		(4.33)%		23.95%		35.08%	(42.02)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$35,592		$40,087		$66,278		$58,962	$52,978
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.43%		1.40%		1.39%		1.57%	1.43%
Net investment loss	(0.18)%		(0.65	)%(2)	(0.09	)%(3)	(0.87)%	(0.80)%
Portfolio Turnover of the Portfolio(7)	26	%(8)	84%		78%		77%	95%
Portfolio Turnover of the Fund	37	%(8)(9)	—		—		—	—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.023 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (0.80)%.

(3)

Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.021 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (0.24)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

12	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2012

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2012		2011		2010		2009	2008
Net asset value — Beginning of year	$14.550		$15.330		$12.450		$9.280	$16.140

Income (Loss) From Operations
Net investment loss(1)	$(0.146)		$(0.215	)(2)	$(0.120	)(3)	$(0.164)	$(0.224)
Net realized and unrealized gain (loss)	0.996		(0.565)		3.000		3.334	(6.636)

Total income (loss) from operations	$0.850		$(0.780)		$2.880		$3.170	$(6.860)

Net asset value — End of year	$15.400		$14.550		$15.330		$12.450	$9.280

Total Return(4)	5.84%		(5.09)%		23.13%		34.16%	(42.50)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$945		$1,474		$1,584		$1,407	$1,452
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.19%		2.15%		2.14%		2.32%	2.18%
Net investment loss	(0.96)%		(1.40	)%(2)	(0.90	)%(3)	(1.62)%	(1.59)%
Portfolio Turnover of the Portfolio(7)	26	%(8)	84%		78%		77%	95%
Portfolio Turnover of the Fund	37	%(8)(9)	—		—		—	—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.021 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (1.53)%.

(3)

Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.020 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (1.05)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

13	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2012

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2012		2011		2010		2009	2008
Net asset value — Beginning of year	$14.550		$15.320		$12.450		$9.290	$16.130

Income (Loss) From Operations
Net investment loss(1)	$(0.146)		$(0.219	)(2)	$(0.111	)(3)	$(0.165)	$(0.205)
Net realized and unrealized gain (loss)	0.986		(0.551)		2.981		3.325	(6.635)

Total income (loss) from operations	$0.840		$(0.770)		$2.870		$3.160	$(6.840)

Net asset value — End of year	$15.390		$14.550		$15.320		$12.450	$9.290

Total Return(4)	5.77%		(5.03)%		23.05%		34.02%	(42.41)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,818		$4,146		$7,300		$6,930	$5,961
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.19%		2.15%		2.14%		2.32%	2.18%
Net investment loss	(0.96)%		(1.41	)%(2)	(0.84	)%(3)	(1.62)%	(1.52)%
Portfolio Turnover of the Portfolio(7)	26	%(8)	84%		78%		77%	95%
Portfolio Turnover of the Fund	37	%(8)(9)	—		—		—	—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.021 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (1.55)%.

(3)

Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.020 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (0.99)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

14	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2012

Financial Highlights — continued

	Class I
	Year Ended December 31, 2012		Period Ended December 31, 2011(1)
Net asset value — Beginning of period	$15.270		$16.300

Income (Loss) From Operations
Net investment income (loss)(2)	$0.010		$(0.021)
Net realized and unrealized gain (loss)	1.040		(1.009)

Total income (loss) from operations	$1.050		$(1.030)

Net asset value — End of period	$16.320		$15.270

Total Return(3)	6.88%		(6.32	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,550		$9,042
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.18%		1.15	%(7)
Net investment income (loss)	0.06%		(0.32	)%(7)
Portfolio Turnover of the Portfolio(8)	26	%(4)	84	%(9)
Portfolio Turnover of the Fund	37	%(4)(10)	—

(1)	For the period from commencement of operations on July 29, 2011 to December 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	For the Portfolio’s year ended December 31, 2011.

(10)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

15	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide growth of capital. Prior to May 1, 2012, the Fund invested all of its investable assets in interests in Special Equities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. As of the close of business on April 30, 2012, the Fund received its pro-rata share of cash and securities from the Portfolio as part of a complete liquidation of the Portfolio. As of May 1, 2012, the Fund invests directly in securities. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Prior to May 1, 2012, the net investment income or loss consisted of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

16

Eaton Vance

Special Equities Fund

December 31, 2012

Notes to Financial Statements — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $18,672,727 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on December 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2012.

During the year ended December 31, 2012, a capital loss carryforward of $808,507 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2012, the Fund had a net capital loss of $709,813 attributable to security transactions incurred after October 31, 2012 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2013.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2012, accumulated net realized loss was decreased by $5,423, accumulated net investment loss was increased by $6,436 and paid-in capital was increased by $1,013 due to differences between book and tax accounting, primarily for investments in partnerships, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

17

Eaton Vance

Special Equities Fund

December 31, 2012

Notes to Financial Statements — continued

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$341,164
Capital loss carryforward and post October capital losses	$(19,382,540)
Net unrealized appreciation	$9,992,028

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to return of capital distributions from securities, distributions from REITs, partnership allocations and investments in partnerships.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets and is payable monthly. Prior to May 1, 2012, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s adviser fee. The Portfolio paid advisory fees to BMR on the same fee schedule as that of the Fund as described above. For the year ended December 31, 2012, the Fund’s allocated portion of the adviser fee paid by the Portfolio totaled $117,096 and the adviser fee paid by the Fund amounted to $218,150. For the year ended December 31, 2012, the Fund’s investment adviser fee, including the adviser fee allocated from the Portfolio, was 0.625% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $10,052 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $577 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2012 amounted to $96,840 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2012, the Fund paid or accrued to EVD $8,686 and $27,151 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $377,000 and $2,222,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2012 amounted to $2,895 and $9,051 for Class B and Class C shares, respectively.

18

Eaton Vance

Special Equities Fund

December 31, 2012

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2012, the Fund was informed that EVD received approximately $5,000 and $1,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments by the Portfolio, other than short-term obligations and investments transferred to the Fund, for the period from January 1, 2012 through April 30, 2012 aggregated $14,911,529 and $21,631,120, respectively. Purchases and sales of investments by the Fund, other than short-term obligations and investments acquired in the transfer of assets from the Portfolio, for the period from May 1, 2012 through December 31, 2012 aggregated $18,551,292 and $21,584,875 respectively. Increases and decreases in the Fund’s investment in the Portfolio for the period from January 1, 2012 through April 30, 2012 were $3,004,540 and $62,670,392, respectively. Included in decreases is $57,129,300, representing the Fund’s interest in the Portfolio as of the close of business on April 30, 2012, which was exchanged for cash and securities of the Portfolio on that date having the same fair value. The Fund’s cost of its investment in the Portfolio on such date of $47,080,952 was carried forward to the assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2012	2011

Sales	331,318	619,388
Redemptions	(776,732)	(2,160,776)
Exchange from Class B shares	5,237	14,038

Net decrease	(440,177)	(1,527,350)

	Year Ended December 31,
Class B	2012	2011

Sales	807	51,596
Redemptions	(35,205)	(39,056)
Exchange to Class A shares	(5,502)	(14,655)

Net decrease	(39,900)	(2,115)

19

Eaton Vance

Special Equities Fund

December 31, 2012

Notes to Financial Statements — continued

	Year Ended December 31,
Class C	2012	2011

Sales	11,832	95,537
Redemptions	(113,779)	(286,892)

Net decrease	(101,947)	(191,355)

Class I	Year Ended December 31, 2012	Period Ended December 31, 2011(1)

Sales	510,070	609,973
Redemptions	(394,761)	(17,726)

Net increase	115,309	592,247

(1)	For the period from commencement of operations on July 29, 2011 to December 31, 2011.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$41,093,859

Gross unrealized appreciation	$10,595,673
Gross unrealized depreciation	(603,645)

Net unrealized appreciation	$9,992,028

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Eaton Vance

Special Equities Fund

December 31, 2012

Notes to Financial Statements — continued

At December 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$49,911,893	*	$—	$—	$49,911,893
Short-Term Investments	—		1,173,994	—	1,173,994

Total Investments	$49,911,893		$1,173,994	$—	$51,085,887

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Special Equities Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Special Equities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Special Equities Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Special Equities Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2013

22

Eaton Vance

Special Equities Fund

December 31, 2012

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

23

Eaton Vance

Special Equities Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

24

Eaton Vance

Special Equities Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

26

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

172-2/13	SESRC

Eaton Vance Dividend Builder Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Dividend Builder Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 32

Federal Tax Information	19

Management and Organization	33

Important Notices	36

Eaton Vance

Dividend Builder Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

In the final months of the fiscal year, however, from early October 2012 through December 2012, U.S. stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to drag down its economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the housing market, and the European Central Bank’s efforts to strengthen and centralize the European banking system.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Dividend Builder Fund (the Fund) had a total return of 13.50% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the S&P 500 Index (the Index)2, returned 16.00% during the period.

The Fund’s underperformance relative to the Index during the period resulted largely from sector allocation, with stock selection also detracting from Fund performance versus the Index. While the market environment increasingly favored dividend-paying stocks as the 12-month period progressed, the Fund’s exposure to European stocks constrained Fund performance versus the Index during the period, particularly in the utilities and telecommunication services sectors. Nevertheless, the Fund achieved positive returns in all 10 Index sectors, as did the Index.

The financials sector was the biggest drag on relative Fund performance versus the Index during the period. Stock selection in the insurance industry and an underweight in the diversified financial services industry detracted from Fund returns versus the Index. The Fund’s lack of exposure to the outperforming capital markets industry also held back Fund performance relative to the Index. In the consumer discretionary sector, an underweight in the outperforming media group hampered Fund returns relative to the Index, as did stock selection in the hotel, restaurant & leisure industry. In the telecommunication services sector, stock selection in the wireless telecommunications services industry hurt relative Fund performance versus the Index. A European wireless telecommunications provider was among the Fund’s worst-performing individual stocks during the period. Fund holdings in the industrials sector also lagged relative to the Index due largely to stock selection, particularly in Europe. Within industrials, Fund holdings in the building products industry were a notable underperformer versus the Index.

On the positive side, the Fund outperformed the Index in five of 10 economic sectors. The top-performing sector for the Fund versus the Index was materials, where stock selection in the chemicals industry helped relative Fund returns versus the Index. A leading multinational chemical company was the Fund’s top-performing individual stock during the 12-month period. A beneficial underweight in the lagging metals and mining industry also contributed to relative Fund performance versus the Index. In the information technology (IT) sector, stock selection in the computers & peripherals industry boosted Fund performance relative to the Index, as did stock selection in the IT services industry. The energy sector contributed to Fund performance versus the Index due to stock selection in the oil & gas and energy equipment & services industries. The consumer staples sector was also a contributor to Fund performance versus the Index during the period, due largely to underweights in two underperforming industries – beverages and household products.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Dividend Builder Fund

December 31, 2012

Performance2,3

Portfolio Managers Judith A. Saryan, CFA and Charles Gaffney

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	12/18/1981	13.50%	–2.48%	10.18%	—
Class A with 5.75% Maximum Sales Charge	—	6.95	–3.62	9.53	—
Class B at NAV	11/01/1993	12.70	–3.21	9.36	—
Class B with 5% Maximum Sales Charge	—	7.70	–3.55	9.36	—
Class C at NAV	11/01/1993	12.70	–3.20	9.36	—
Class C with 1% Maximum Sales Charge	—	11.70	–3.20	9.36	—
Class I at NAV	06/20/2005	13.91	–2.24	—	6.11%
S&P 500 Index	—	16.00%	1.66%	7.09%	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.09%	1.84%	1.84%	0.84%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2002	$24,493	N.A.
Class C	$10,000	12/31/2002	$24,489	N.A.
Class I	$250,000	06/20/2005	$391,025	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Dividend Builder Fund

December 31, 2012

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	4.1%
Wells Fargo & Co.	2.9
Accenture PLC, Class A	2.9
Sanofi	2.8
QUALCOMM, Inc.	2.6
Visa, Inc., Class A	2.6
Microsoft Corp.	2.6
International Business Machines Corp.	2.5
McDonald’s Corp.	2.4
Honeywell International, Inc.	2.1
Total	27.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Dividend Builder Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Dividend Builder Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,064.30	$5.55	1.07%
Class B	$1,000.00	$1,061.00	$9.43	1.82%
Class C	$1,000.00	$1,060.00	$9.42	1.82%
Class I	$1,000.00	$1,065.70	$4.26	0.82%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.43	1.07%
Class B	$1,000.00	$1,016.00	$9.22	1.82%
Class C	$1,000.00	$1,016.00	$9.22	1.82%
Class I	$1,000.00	$1,021.00	$4.17	0.82%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Dividend Builder Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Investment in Dividend Builder Portfolio, at value (identified cost, $851,480,587)	$1,056,047,728
Receivable for Fund shares sold	582,133
Total assets	$1,056,629,861

Liabilities
Payable for Fund shares redeemed	$4,161,994
Payable to affiliates:
Distribution and service fees	347,512
Trustees’ fees	125
Accrued expenses	304,537
Total liabilities	$4,814,168
Net Assets	$1,051,815,693

Sources of Net Assets
Paid-in capital	$1,170,125,404
Accumulated net realized loss from Portfolio	(326,761,361)
Accumulated undistributed net investment income	3,884,509
Net unrealized appreciation from Portfolio	204,567,141
Total	$1,051,815,693

Class A Shares
Net Assets	$771,306,717
Shares Outstanding	70,925,914
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.87
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$11.53

Class B Shares
Net Assets	$49,498,139
Shares Outstanding	4,536,431
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.91

Class C Shares
Net Assets	$164,219,145
Shares Outstanding	15,048,284
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.91

Class I Shares
Net Assets	$66,791,692
Shares Outstanding	6,145,133
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.87

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $1,885,822)	$40,206,863
Interest allocated from Portfolio	7,769
Securities lending income allocated from Portfolio, net	595,515
Expenses allocated from Portfolio	(7,569,021)
Total investment income from Portfolio	$33,241,126

Expenses
Distribution and service fees
Class A	$2,040,698
Class B	556,749
Class C	1,745,519
Trustees’ fees and expenses	500
Custodian fee	38,003
Transfer and dividend disbursing agent fees	1,243,460
Legal and accounting services	46,301
Printing and postage	161,071
Registration fees	61,764
Miscellaneous	17,636
Total expenses	$5,911,701

Net investment income	$27,329,425

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$84,742,317
Foreign currency and forward foreign currency exchange contract transactions	(1,792,411)
Net realized gain	$82,949,906
Change in unrealized appreciation (depreciation) —
Investments	$31,707,816
Foreign currency and forward foreign currency exchange contracts	(244,849)
Net change in unrealized appreciation (depreciation)	$31,462,967

Net realized and unrealized gain	$114,412,873

Net increase in net assets from operations	$141,742,298

8	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$27,329,425	$44,203,339
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	82,949,906	71,343,842
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	31,462,967	(102,958,248)
Net increase in net assets from operations	$141,742,298	$12,588,933
Distributions to shareholders —
From net investment income
Class A	$(18,846,245)	$(32,268,249)
Class B	(878,848)	(1,974,741)
Class C	(2,709,521)	(5,380,454)
Class I	(1,857,592)	(2,972,761)
Total distributions to shareholders	$(24,292,206)	$(42,596,205)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$102,317,281	$105,365,297
Class B	1,179,562	6,461,212
Class C	15,520,914	28,215,877
Class I	19,285,571	40,891,684
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	16,195,066	26,796,848
Class B	760,261	1,579,342
Class C	2,195,804	4,137,879
Class I	1,555,708	2,123,128
Cost of shares redeemed
Class A	(243,521,246)	(296,363,818)
Class B	(11,853,735)	(18,523,768)
Class C	(46,031,726)	(57,529,414)
Class I	(39,494,513)	(38,194,533)
Net asset value of shares exchanged
Class A	5,775,277	8,630,606
Class B	(5,775,277)	(8,630,606)
Net decrease in net assets from Fund share transactions	$(181,891,053)	$(195,040,266)

Net decrease in net assets	$(64,440,961)	$(225,047,538)

Net Assets
At beginning of year	$1,116,256,654	$1,341,304,192
At end of year	$1,051,815,693	$1,116,256,654

Accumulated undistributed net investment income included in net assets
At end of year	$3,884,509	$826,851

9	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2012

Financial Highlights

	Class A
	Year Ended December 31,
	2012	2011		2010	2009		2008
Net asset value — Beginning of year	$9.800	$10.050		$9.590	$8.860		$14.780

Income (Loss) From Operations
Net investment income(1)	$0.271	$0.373	(2)	$0.322	$0.358	(3)	$0.359
Net realized and unrealized gain (loss)	1.039	(0.263)		0.498	0.732		(5.784)

Total income (loss) from operations	$1.310	$0.110		$0.820	$1.090		$(5.425)

Less Distributions
From net investment income	$(0.240)	$(0.360)		$(0.360)	$(0.360)		$(0.360)
From net realized gain	—	—		—	—		(0.135)

Total distributions	$(0.240)	$(0.360)		$(0.360)	$(0.360)		$(0.495)

Net asset value — End of year	$10.870	$9.800		$10.050	$9.590		$8.860

Total Return(4)	13.50%	1.12%		9.02%	12.88%		(37.56)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$771,307	$805,556		$981,721	$1,107,722		$1,130,036
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.07%	1.09%		1.09%	1.19%		1.05%
Net investment income	2.59%	3.75	%(2)	3.45%	4.24	%(3)	2.98%
Portfolio Turnover of the Portfolio	63%	87%		100%	152%		148%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.83%.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.15%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2012

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2012	2011		2010	2009		2008
Net asset value — Beginning of year	$9.830	$10.070		$9.610	$8.890		$14.800

Income (Loss) From Operations
Net investment income(1)	$0.192	$0.299	(2)	$0.253	$0.294	(3)	$0.273
Net realized and unrealized gain (loss)	1.048	(0.255)		0.496	0.727		(5.800)

Total income (loss) from operations	$1.240	$0.044		$0.749	$1.021		$(5.527)

Less Distributions
From net investment income	$(0.160)	$(0.284)		$(0.289)	$(0.301)		$(0.248)
From net realized gain	—	—		—	—		(0.135)

Total distributions	$(0.160)	$(0.284)		$(0.289)	$(0.301)		$(0.383)

Net asset value — End of year	$10.910	$9.830		$10.070	$9.610		$8.890

Total Return(4)	12.70%	0.45%		8.06%	12.05%		(38.03)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$49,498	$59,142		$79,998	$91,836		$99,684
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.82%	1.84%		1.84%	1.94%		1.80%
Net investment income	1.82%	2.99	%(2)	2.70%	3.48	%(3)	2.24%
Portfolio Turnover of the Portfolio	63%	87%		100%	152%		148%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.07%.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.39%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2012

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2012	2011		2010	2009		2008
Net asset value — Beginning of year	$9.830	$10.080		$9.610	$8.890		$14.800

Income (Loss) From Operations
Net investment income(1)	$0.193	$0.300	(2)	$0.254	$0.298	(3)	$0.267
Net realized and unrealized gain (loss)	1.047	(0.265)		0.506	0.723		(5.794)

Total income (loss) from operations	$1.240	$0.035		$0.760	$1.021		$(5.527)

Less Distributions
From net investment income	$(0.160)	$(0.285)		$(0.290)	$(0.301)		$(0.248)
From net realized gain	—	—		—	—		(0.135)

Total distributions	$(0.160)	$(0.285)		$(0.290)	$(0.301)		$(0.383)

Net asset value — End of year	$10.910	$9.830		$10.080	$9.610		$8.890

Total Return(4)	12.70%	0.36%		8.17%	12.05%		(38.03)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$164,219	$174,161		$204,098	$218,955		$210,537
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.82%	1.84%		1.84%	1.94%		1.80%
Net investment income	1.83%	3.01	%(2)	2.70%	3.52	%(3)	2.22%
Portfolio Turnover of the Portfolio	63%	87%		100%	152%		148%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.08%.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.095 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.40%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2012

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2012	2011		2010	2009		2008
Net asset value — Beginning of year	$9.790	$10.040		$9.580	$8.860		$14.790

Income (Loss) From Operations
Net investment income(1)	$0.296	$0.399	(2)	$0.358	$0.442	(3)	$0.366
Net realized and unrealized gain (loss)	1.051	(0.264)		0.486	0.658		(5.764)

Total income (loss) from operations	$1.347	$0.135		$0.844	$1.100		$(5.398)

Less Distributions
From net investment income	$(0.267)	$(0.385)		$(0.384)	$(0.380)		$(0.397)
From net realized gain	—	—		—	—		(0.135)

Total distributions	$(0.267)	$(0.385)		$(0.384)	$(0.380)		$(0.532)

Net asset value — End of year	$10.870	$9.790		$10.040	$9.580		$8.860

Total Return(4)	13.91%	1.38%		9.18%	13.15%		(37.40)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$66,792	$77,399		$75,487	$50,879		$14,164
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.82%	0.84%		0.84%	0.94%		0.80%
Net investment income	2.82%	4.02	%(2)	3.83%	5.08	%(3)	3.13%
Portfolio Turnover of the Portfolio	63%	87%		100%	152%		148%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.09%.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.154 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.30%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Dividend Builder Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Dividend Builder Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.6% at December 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $325,871,705 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($31,440,538) and December 31, 2017 ($294,431,167). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2012.

During the year ended December 31, 2012, a capital loss carryforward of $75,212,607 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2012, the Fund had a net capital loss of $1,449,497 attributable to security transactions incurred after October 31, 2012 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2013.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into

14

Eaton Vance

Dividend Builder Fund

December 31, 2012

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$24,292,206	$42,596,205

During the year ended December 31, 2012, accumulated net realized loss was increased by $20,439 and accumulated undistributed net investment income was increased by $20,439 due to differences between book and tax accounting, primarily for investments in partnerships, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,884,509
Capital loss carryforward and post October capital losses	$(327,321,202)
Net unrealized appreciation	$205,126,982

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, foreign currency transactions and investments in partnerships.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $56,004 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $85,305 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

15

Eaton Vance

Dividend Builder Fund

December 31, 2012

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2012 amounted to $2,040,698 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2012, the Fund paid or accrued to EVD $417,562 and $1,309,139 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $613,000 and $29,021,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2012 amounted to $139,187 and $436,380 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2012, the Fund was informed that EVD received approximately $1,500, $125,000 and $10,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $24,156,323 and $234,444,708, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2012	2011

Sales	9,678,786	10,627,980
Issued to shareholders electing to receive payments of distributions in Fund shares	1,554,309	2,704,821
Redemptions	(23,087,778)	(29,699,458)
Exchange from Class B shares	545,083	873,462

Net decrease	(11,309,600)	(15,493,195)

16

Eaton Vance

Dividend Builder Fund

December 31, 2012

Notes to Financial Statements — continued

	Year Ended December 31,
Class B	2012	2011

Sales	111,659	642,573
Issued to shareholders electing to receive payments of distributions in Fund shares	72,844	158,870
Redemptions	(1,123,331)	(1,852,696)
Exchange to Class A shares	(543,296)	(870,506)

Net decrease	(1,482,124)	(1,921,759)

	Year Ended December 31,
Class C	2012	2011

Sales	1,478,110	2,821,551
Issued to shareholders electing to receive payments of distributions in Fund shares	210,241	416,727
Redemptions	(4,360,299)	(5,771,838)

Net decrease	(2,671,948)	(2,533,560)

	Year Ended December 31,
Class I	2012	2011

Sales	1,826,307	4,051,837
Issued to shareholders electing to receive payments of distributions in Fund shares	149,359	215,451
Redemptions	(3,735,384)	(3,879,698)

Net increase (decrease)	(1,759,718)	387,590

17

Eaton Vance

Dividend Builder Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Dividend Builder Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Dividend Builder Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2013

18

Eaton Vance

Dividend Builder Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $34,494,454, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 82.8% qualifies for the corporate dividends received deduction.

19

Dividend Builder Portfolio

December 31, 2012

Portfolio of Investments

Common Stocks — 99.4%

Security	Shares	Value

Aerospace & Defense — 5.1%
Boeing Co. (The)	150,000	$11,304,000
Honeywell International, Inc.	350,000	22,214,500
Lockheed Martin Corp.	125,000	11,536,250
United Technologies Corp.	115,000	9,431,150

		$54,485,900

Beverages — 0.6%
Heineken NV	100,000	$6,704,347

		$6,704,347

Chemicals — 4.7%
Cytec Industries, Inc.	75,000	$5,162,250
LyondellBasell Industries NV, Class A	290,000	16,556,100
Monsanto Co.	150,000	14,197,500
PPG Industries, Inc.	100,000	13,535,000

		$49,450,850

Commercial Banks — 7.3%
KeyCorp	1,300,000	$10,946,000
PNC Financial Services Group, Inc.	362,000	21,108,220
Regions Financial Corp.	2,000,000	14,240,000
Wells Fargo & Co.	911,672	31,160,949

		$77,455,169

Communications Equipment — 2.6%
QUALCOMM, Inc.	450,000	$27,909,000

		$27,909,000

Computers & Peripherals — 4.1%
Apple, Inc.	82,500	$43,974,975

		$43,974,975

Consumer Finance — 2.1%
Capital One Financial Corp.	225,000	$13,034,250
Discover Financial Services	250,000	9,637,500

		$22,671,750

Containers & Packaging — 0.5%
Amcor, Ltd.	575,000	$4,859,749

		$4,859,749

Security	Shares	Value

Diversified Financial Services — 2.8%
Bank of America Corp.	1,420,000	$16,472,000
JPMorgan Chase & Co.	300,000	13,191,000

		$29,663,000

Diversified Telecommunication Services — 3.4%
CenturyLink, Inc.	385,000	$15,061,200
Telstra Corp., Ltd.	4,500,000	20,505,264

		$35,566,464

Electric Utilities — 0.5%
Edison International	120,000	$5,422,800

		$5,422,800

Energy Equipment & Services — 0.9%
Seadrill, Ltd.	250,000	$9,210,475

		$9,210,475

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	180,000	$17,778,600

		$17,778,600

Food Products — 4.8%
Hershey Co. (The)	140,000	$10,110,800
Kraft Foods Group, Inc.	250,000	11,367,500
Mondelez International, Inc., Class A	405,000	10,315,350
Nestle SA	290,000	18,920,599

		$50,714,249

Health Care Equipment & Supplies — 3.0%
Abbott Laboratories	200,000	$13,100,000
Covidien PLC	325,000	18,765,500

		$31,865,500

Health Care Providers & Services — 0.8%
Humana, Inc.	125,000	$8,578,750

		$8,578,750

Hotels, Restaurants & Leisure — 2.4%
McDonald’s Corp.	284,000	$25,051,640

		$25,051,640

20	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Industrial Conglomerates — 2.8%
General Electric Co.	1,000,000	$20,990,000
Orkla ASA	1,000,000	8,763,527

		$29,753,527

Insurance — 1.8%
Aflac, Inc.	350,000	$18,592,000

		$18,592,000

IT Services — 8.0%
Accenture PLC, Class A	460,000	$30,590,000
International Business Machines Corp.	140,000	26,817,000
Visa, Inc., Class A	182,000	27,587,560

		$84,994,560

Machinery — 1.2%
Deere & Co.	150,000	$12,963,000

		$12,963,000

Media — 1.2%
Walt Disney Co. (The)	250,000	$12,447,500

		$12,447,500

Metals & Mining — 0.6%
Freeport-McMoRan Copper & Gold, Inc.	200,000	$6,840,000

		$6,840,000

Multi-Utilities — 1.5%
National Grid PLC	600,000	$6,881,647
Sempra Energy	125,000	8,867,500

		$15,749,147

Oil, Gas & Consumable Fuels — 11.1%
Chevron Corp.	185,000	$20,005,900
Enbridge, Inc.	250,000	10,830,000
HollyFrontier Corp.	255,000	11,870,250
Kinder Morgan Management, LLC(1)	248,872	18,779,881
Marathon Oil Corp.	400,000	12,264,000
Occidental Petroleum Corp.	199,000	15,245,390
Phillips 66	330,000	17,523,000
Royal Dutch Shell PLC, Class A	325,000	11,280,812

		$117,799,233

Security	Shares	Value

Pharmaceuticals — 8.7%
AstraZeneca PLC	305,000	$14,453,860
Pfizer, Inc.	700,000	17,556,000
Roche Holding AG PC	65,000	13,141,773
Sanofi	315,000	29,871,401
Teva Pharmaceutical Industries, Ltd. ADR	475,000	17,736,500

		$92,759,534

Real Estate Investment Trusts (REITs) — 0.6%
AvalonBay Communities, Inc.	46,072	$6,246,902

		$6,246,902

Road & Rail — 1.2%
Union Pacific Corp.	100,000	$12,572,000

		$12,572,000

Semiconductors & Semiconductor Equipment — 1.0%
Analog Devices, Inc.	250,000	$10,515,000

		$10,515,000

Software — 4.3%
Microsoft Corp.	1,020,000	$27,264,600
Oracle Corp.	550,000	18,326,000

		$45,590,600

Specialty Retail — 5.2%
Home Depot, Inc. (The)	125,000	$7,731,250
Industria de Diseno Textil SA	65,000	9,132,909
Kingfisher PLC	1,500,000	7,008,854
Limited Brands, Inc.	139,077	6,544,964
Lowe’s Companies, Inc.	370,000	13,142,400
TJX Companies, Inc. (The)	280,000	11,886,000

		$55,446,377

Tobacco — 2.9%
British American Tobacco PLC	350,000	$17,792,234
Philip Morris International, Inc.	150,000	12,546,000

		$30,338,234

Total Common Stocks (identified cost $848,882,030)		$1,053,970,832

21	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2012

Portfolio of Investments — continued

Short-Term Investments — 0.2%
Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	$2,175	$2,175,498

Total Short-Term Investments (identified cost $2,175,498)		$2,175,498

Total Investments — 99.6% (identified cost $851,057,528)		$1,056,146,330

Other Assets, Less Liabilities — 0.4%		$4,077,235

Net Assets — 100.0%		$1,060,223,565

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	Non-income producing security.

(2)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	73.7%	$780,965,281
United Kingdom	5.4	57,417,407
Ireland	4.6	49,355,500
Switzerland	3.0	32,062,372
France	2.8	29,871,401
Australia	2.4	25,365,013
Netherlands	2.2	23,260,447
Norway	1.7	17,974,002
Israel	1.7	17,736,500
Canada	1.0	10,830,000
Spain	0.9	9,132,909

Common Stocks	99.4%	$1,053,970,832
Short-Term Investments	0.2	2,175,498

Total Investments	99.6%	$1,056,146,330

22	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value (identified cost, $848,882,030)	$1,053,970,832
Affiliated investment, at value (identified cost, $2,175,498)	2,175,498
Restricted cash*	1,619,303
Foreign currency, at value (identified cost, $615,133)	624,366
Dividends receivable	1,188,238
Interest receivable from affiliated investment	562
Receivable for open forward foreign currency exchange contracts	129,474
Securities lending income receivable	4,214
Tax reclaims receivable	1,568,447
Total assets	$1,061,280,934

Liabilities
Payable for open forward foreign currency exchange contracts	$376,896
Payable to affiliates:
Investment adviser fee	573,880
Trustees’ fees	10,975
Accrued expenses	95,618
Total liabilities	$1,057,369
Net Assets applicable to investors’ interest in Portfolio	$1,060,223,565

Sources of Net Assets
Investors’ capital	$855,229,090
Net unrealized appreciation	204,994,475
Total	$1,060,223,565

*	Represents restricted cash on deposit at the custodian for open forward foreign currency exchange contracts.

23	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends (net of foreign taxes, $1,892,262)	$40,346,364
Securities lending income, net	597,546
Interest allocated from affiliated investment	7,795
Expenses allocated from affiliated investment	(978)
Total investment income	$40,950,727

Expenses
Investment adviser fee	$7,118,056
Trustees’ fees and expenses	45,487
Custodian fee	317,352
Legal and accounting services	70,558
Miscellaneous	42,839
Total expenses	$7,594,292
Deduct —
Reduction of custodian fee	$39
Total expense reductions	$39

Net expenses	$7,594,253

Net investment income	$33,356,474

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$84,719,389
Investment transactions allocated from affiliated investments	2,201
Foreign currency and forward foreign currency exchange contract transactions	(1,800,128)
Net realized gain	$82,921,462
Change in unrealized appreciation (depreciation) —
Investments	$32,169,016
Foreign currency and forward foreign currency exchange contracts	(246,944)
Net change in unrealized appreciation (depreciation)	$31,922,072

Net realized and unrealized gain	$114,843,534

Net increase in net assets from operations	$148,200,008

24	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$33,356,474	$51,098,279
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	82,921,462	71,080,836
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	31,922,072	(102,990,031)
Net increase in net assets from operations	$148,200,008	$19,189,084
Capital transactions —
Contributions	$24,982,266	$11,598,891
Withdrawals	(235,644,672)	(253,879,351)
Net decrease in net assets from capital transactions	$(210,662,406)	$(242,280,460)

Net decrease in net assets	$(62,462,398)	$(223,091,376)

Net Assets
At beginning of year	$1,122,685,963	$1,345,777,339
At end of year	$1,060,223,565	$1,122,685,963

25	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2012

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2012	2011		2010	2009		2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.68%	0.67%		0.67%	0.68%		0.66%
Net investment income	2.97%	4.16	%(2)	3.87%	4.76	%(3)	3.37%
Portfolio Turnover	63%	87%		100%	152%		148%

Total Return	13.93%	1.55%		9.47%	13.45%		(37.31)%

Net assets, end of year (000’s omitted)	$1,060,224	$1,122,686		$1,345,777	$1,474,192		$1,462,000

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.93% of average daily net assets.

(3)	Includes special dividends equal to 1.10% of average daily net assets.

26	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Dividend Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2012, Eaton Vance Dividend Builder Fund held a 99.6% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

27

Dividend Builder Portfolio

December 31, 2012

Notes to Financial Statements — continued

As of December 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $1.5 billion, 0.550% from $1.5 billion up to $2 billion, 0.500% from $2 billion up to $3 billion and at reduced rates on daily net assets of $3 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2012, the Portfolio’s investment adviser fee amounted to $7,118,056 or 0.63% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $703,529,284 and $879,560,571, respectively, for the year ended December 31, 2012.

28

Dividend Builder Portfolio

December 31, 2012

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$851,226,703

Gross unrealized appreciation	$215,837,225
Gross unrealized depreciation	(10,917,598)

Net unrealized appreciation	$204,919,627

The net unrealized depreciation on foreign currency and forward foreign currency exchange contracts at December 31, 2012 on a federal income tax basis was $94,327.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

1/31/13	British Pound Sterling 10,534,522	United States Dollar 16,984,810	Citibank NA	$(126,703)
1/31/13	British Pound Sterling 10,534,522	United States Dollar 16,985,758	Standard Chartered Bank	(125,755)
1/31/13	British Pound Sterling 10,534,522	United States Dollar 16,987,075	State Street Bank and Trust Co.	(124,438)
1/31/13	Euro 14,510,779	United States Dollar 19,201,533	Citibank NA	43,448
1/31/13	Euro 14,510,779	United States Dollar 19,201,751	Standard Chartered Bank	43,666
1/31/13	Euro 14,510,779	United States Dollar 19,200,445	State Street Bank and Trust Co.	42,360

				$(247,422)

At December 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts. The Portfolio also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At December 31, 2012 the fair value of derivatives with credit-related contingent features in a net liability position was $376,896. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $1,619,303 at December 31, 2012.

29

Dividend Builder Portfolio

December 31, 2012

Notes to Financial Statements — continued

The non-exchange traded derivatives in which the Portfolio invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At December 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk was $129,474, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $43,666. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At December 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $129,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at December 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$129,474	(1)	$(376,896	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended December 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$(1,897,373	)(1)	$(292,216	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended December 31, 2012, which is indicative of the volume of this derivative type, was approximately $147,199,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

30

Dividend Builder Portfolio

December 31, 2012

Notes to Financial Statements — continued

8  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2012 amounted to $67,619. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans. At December 31, 2012, the Portfolio had no securities on loan.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$76,803,754	$16,141,763	$—	$92,945,517
Consumer Staples	62,118,250	43,417,180	—	105,535,430
Energy	106,518,421	20,491,287	—	127,009,708
Financials	154,628,821	—	—	154,628,821
Health Care	75,736,750	57,467,034	—	133,203,784
Industrials	101,010,900	8,763,527	—	109,774,427
Information Technology	212,984,135	—	—	212,984,135
Materials	56,290,850	4,859,749	—	61,150,599
Telecommunication Services	15,061,200	20,505,264	—	35,566,464
Utilities	14,290,300	6,881,647	—	21,171,947

Total Common Stocks	$875,443,381	$178,527,451 *	$—	$1,053,970,832
Short-Term Investments	$—	$2,175,498	$—	$2,175,498

Total Investments	$875,443,381	$180,702,949	$—	$1,056,146,330

Forward Foreign Currency Exchange Contracts	$—	$129,474	$—	$129,474

Total	$875,443,381	$180,832,423	$—	$1,056,275,804

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(376,896)	$—	$(376,896)

Total	$—	$(376,896)	$—	$(376,896)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

31

Dividend Builder Portfolio

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Dividend Builder Portfolio:

We have audited the accompanying statement of assets and liabilities of Dividend Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Dividend Builder Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2013

32

Eaton Vance

Dividend Builder Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Dividend Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

33

Eaton Vance

Dividend Builder Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Judith A. Saryan 1954	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

34

Eaton Vance

Dividend Builder Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Dividend Builder Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Dividend Builder Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

159-2/13	UTSRC

Eaton Vance Large-Cap Growth Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Large-Cap Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 30

Federal Tax Information	19

Management and Organization	31

Important Notices	34

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

In the final months of the fiscal year, however, from early October 2012 through December 2012, U.S. stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to drag down its economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the housing market, and the European Central Bank’s efforts to strengthen and centralize the European banking system.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Large-Cap Growth Fund (the Fund) had a total return of 12.66% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the Russell 1000 Growth Index (the Index)2, returned 15.26% during the period.

While the Fund’s sector positioning positively contributed to Fund returns relative to the Index, stock selection overall held back relative Fund performance versus the Index. Throughout much of the year, the equity market fluctuated between “risk-on” and “risk-off” preference. Consequently, the Fund’s longer-term investment style was often out of sync with sentiment-driven market rotations. Nevertheless, the Fund recorded positive returns in all eight of the 10 Index sectors in which it was invested. The Index recorded positive returns in nine of 10 sectors.

The Fund’s holdings in the health care and industrials sectors were the main drivers of Fund underperformance relative to the Index during the period. In health care, while the Fund’s sector allocation to life sciences and biotechnology industries was additive, relative stock selection within these industries hurt Fund performance. In the industrials sector, and within the aerospace & defense, machinery and road & rail industries, the Fund’s holdings were all laggards relative to the Index due to stock selection. The Fund’s sector allocation benefit within the computers, peripherals and software industries in the information technology sector was offset by the disappointing returns of stocks held by the Fund.

On the positive side, the Fund’s holdings outperformed the Index in five sectors. Stock selection within the consumer staples sector, particularly in the food & staples retailing industry, boosted relative Fund returns versus the Index during the period, as did the Fund’s avoidance of the underperforming tobacco industry. An underweight position in the energy sector also contributed to the Fund’s relative performance versus the Index, particularly in the lagging energy equipment & services industry. Stock selection in the oil & gas industry also helped relative Fund returns versus the Index in the energy sector, particularly the Fund’s underweight in a large multinational oil & gas company. In the materials sector, the Fund benefited from both stock selection and an underweight in the lagging sector. In particular, stock selection in the chemicals industry helped relative Fund returns versus the Index, along with the Fund’s avoidance of the underperforming metals & mining industry. The Fund’s avoidance of the underperforming telecommunication services sector also boosted relative Fund performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Performance2,3

Portfolio Managers Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	09/09/2002	12.66%	0.52%	6.56%	—
Class A with 5.75% Maximum Sales Charge	—	6.18	–0.66	5.93	—
Class C at NAV	09/09/2002	11.91	–0.22	5.76	—
Class C with 1% Maximum Sales Charge	—	10.91	–0.22	5.76	—
Class I at NAV	05/03/2007	13.01	0.78	—	1.98%
Class R at NAV	08/03/2009	12.42	—	—	10.07
Russell 1000 Growth Index	—	15.26%	3.12%	7.51%	—

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.38%	2.13%	1.13%	1.63%
Net		1.25	2.00	1.00	1.50

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2002	$17,518	N.A.
Class I	$250,000	05/03/2007	$279,325	N.A.
Class R	$10,000	08/03/2009	$13,888	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	6.9%
Google, Inc., Class A	4.1
QUALCOMM, Inc.	4.0
Microsoft Corp.	3.0
Amazon.com, Inc.	2.7
Gilead Sciences, Inc.	2.5
Visa, Inc., Class A	2.4
EMC Corp.	2.3
Monsanto Co.	2.1
Allergan, Inc.	2.1
Total	32.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000 Growth Index is an unmanaged index of U.S. large-cap growth stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/13. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,035.80	$6.40	**	1.25%
Class C	$1,000.00	$1,032.30	$10.22	**	2.00%
Class I	$1,000.00	$1,037.50	$5.12	**	1.00%
Class R	$1,000.00	$1,034.80	$7.67	**	1.50%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.34	**	1.25%
Class C	$1,000.00	$1,015.10	$10.13	**	2.00%
Class I	$1,000.00	$1,020.10	$5.08	**	1.00%
Class R	$1,000.00	$1,017.60	$7.61	**	1.50%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Investment in Large-Cap Growth Portfolio, at value (identified cost, $107,792,726)	$144,759,230
Receivable for Fund shares sold	275,792
Receivable from affiliate	9,623
Total assets	$145,044,645

Liabilities
Payable for Fund shares redeemed	$3,988,903
Payable to affiliates:
Distribution and service fees	39,444
Administration fee	18,708
Trustees’ fees	125
Accrued expenses	83,107
Total liabilities	$4,130,287
Net Assets	$140,914,358

Sources of Net Assets
Paid-in capital	$102,244,269
Accumulated net realized gain from Portfolio	1,749,991
Accumulated net investment loss	(46,406)
Net unrealized appreciation from Portfolio	36,966,504
Total	$140,914,358

Class A Shares
Net Assets	$86,843,419
Shares Outstanding	4,950,707
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.54
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$18.61

Class C Shares
Net Assets	$22,421,986
Shares Outstanding	1,385,269
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.19

Class I Shares
Net Assets	$29,920,030
Shares Outstanding	1,685,787
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.75

Class R Shares
Net Assets	$1,728,923
Shares Outstanding	99,388
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.40

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $201)	$2,027,259
Interest allocated from Portfolio	1,247
Expenses allocated from Portfolio	(1,170,498)
Total investment income from Portfolio	$858,008

Expenses
Administration fee	$239,709
Distribution and service fees
Class A	244,051
Class B	44,100
Class C	244,023
Class R	9,496
Trustees’ fees and expenses	500
Custodian fee	28,260
Transfer and dividend disbursing agent fees	243,073
Legal and accounting services	20,353
Printing and postage	28,309
Registration fees	64,094
Miscellaneous	14,418
Total expenses	$1,180,386
Deduct —
Allocation of expenses to affiliate	$199,884
Total expense reductions	$199,884

Net expenses	$980,502

Net investment loss	$(122,494)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$14,449,130
Foreign currency transactions	1,699
Net realized gain	$14,450,829
Change in unrealized appreciation (depreciation) —
Investments	$5,298,597
Foreign currency	(1,246)
Net change in unrealized appreciation (depreciation)	$5,297,351

Net realized and unrealized gain	$19,748,180

Net increase in net assets from operations	$19,625,686

8	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment loss	$(122,494)	$(96,693)
Net realized gain from investment and foreign currency transactions	14,450,829	2,195,337
Net change in unrealized appreciation (depreciation) from investments and foreign currency	5,297,351	(12,947,858)
Net increase (decrease) in net assets from operations	$19,625,686	$(10,849,214)
Distributions to shareholders —
From net investment income
Class I	$(63,093)	$—
From net realized gain
Class A	(950,533)	—
Class C	(254,612)	—
Class I	(308,587)	—
Class R	(19,347)	—
Total distributions to shareholders	$(1,596,172)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$18,490,065	$42,415,288
Class B	580,015	1,724,339
Class C	3,355,101	7,673,266
Class I	8,760,956	11,799,657
Class R	966,988	1,188,139
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	895,099	—
Class C	186,980	—
Class I	323,403	—
Class R	19,210	—
Cost of shares redeemed
Class A	(49,608,799)	(51,416,348)
Class B	(1,042,715)	(2,410,959)
Class C	(7,138,293)	(10,182,328)
Class I	(13,447,072)	(6,983,687)
Class R	(828,561)	(327,831)
Net asset value of shares exchanged
Class A	758,943	1,185,648
Class B	(758,943)	(1,185,648)
Net asset value of shares merged*
Class A	6,247,035	—
Class B	(6,247,035)	—
Contingent deferred sales charges
Class B	1,198	—
Net decrease in net assets from Fund share transactions	$(38,486,425)	$(6,520,464)

Net decrease in net assets	$(20,456,911)	$(17,369,678)

Net Assets
At beginning of year	$161,371,269	$178,740,947
At end of year	$140,914,358	$161,371,269

Accumulated net investment loss included in net assets
At end of year	$(46,406)	$(254)

*	At the close of business on October 5, 2012, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Financial Highlights

	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$15.730	$16.630	$14.550	$10.680	$17.300

Income (Loss) From Operations
Net investment income(1)	$0.002	$0.009	$0.019	$0.014	$0.021
Net realized and unrealized gain (loss)	1.992	(0.909)	2.061	3.856	(6.608)

Total income (loss) from operations	$1.994	$(0.900)	$2.080	$3.870	$(6.587)

Less Distributions
From net realized gain	$(0.184)	$—	$—	$—	$(0.033)

Total distributions	$(0.184)	$—	$—	$—	$(0.033)

Net asset value — End of year	$17.540	$15.730	$16.630	$14.550	$10.680

Total Return(2)	12.66%	(5.41)%	14.30%	36.11%	(38.08)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$86,843	$99,259	$113,771	$85,281	$52,923
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.25%	1.25%	1.25%	1.25%	1.30%
Net investment income	0.01%	0.05%	0.13%	0.12%	0.15%
Portfolio Turnover of the Portfolio	40%	69%	59%	60%	84%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator subsidized certain operating expenses (equal to 0.13%, 0.13%, 0.13%, 0.24% and 0.16% of average daily net assets for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively).

10	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$14.630	$15.590	$13.740	$10.160	$16.590

Income (Loss) From Operations
Net investment loss(1)	$(0.118)	$(0.107)	$(0.089)	$(0.072)	$(0.083)
Net realized and unrealized gain (loss)	1.862	(0.853)	1.939	3.652	(6.314)

Total income (loss) from operations	$1.744	$(0.960)	$1.850	$3.580	$(6.397)

Less Distributions
From net realized gain	$(0.184)	$—	$—	$—	$(0.033)

Total distributions	$(0.184)	$—	$—	$—	$(0.033)

Net asset value — End of year	$16.190	$14.630	$15.590	$13.740	$10.160

Total Return(2)	11.91%	(6.16)%	13.46%	35.10%	(38.56)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,422	$23,524	$27,905	$25,645	$15,424
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.00%	2.00%	2.00%	2.00%	2.05%
Net investment loss	(0.74)%	(0.70)%	(0.64)%	(0.62)%	(0.60)%
Portfolio Turnover of the Portfolio	40%	69%	59%	60%	84%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator subsidized certain operating expenses (equal to 0.13%, 0.13%, 0.13%, 0.24% and 0.16% of average daily net assets for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively).

11	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$15.910	$16.780	$14.640	$10.720	$17.320

Income (Loss) From Operations
Net investment income(1)	$0.050	$0.051	$0.053	$0.056	$0.059
Net realized and unrealized gain (loss)	2.012	(0.921)	2.087	3.864	(6.626)

Total income (loss) from operations	$2.062	$(0.870)	$2.140	$3.920	$(6.567)

Less Distributions
From net investment income	$(0.038)	$—	$—	$—	$—
From net realized gain	(0.184)	—	—	—	(0.033)

Total distributions	$(0.222)	$—	$—	$—	$(0.033)

Net asset value — End of year	$17.750	$15.910	$16.780	$14.640	$10.720

Total Return(2)	13.01%	(5.24)%	14.62%	36.57%	(37.98)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,920	$30,675	$27,560	$22,984	$656
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.00%	1.00%	1.00%	1.00%	1.05%
Net investment income	0.29%	0.31%	0.35%	0.43%	0.44%
Portfolio Turnover of the Portfolio	40%	69%	59%	60%	84%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator subsidized certain operating expenses (equal to 0.13%, 0.13%, 0.13%, 0.24% and 0.16% of average daily net assets for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively).

12	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Financial Highlights — continued

	Class R
	Year Ended December 31,			Period Ended December 31, 2009(1)
	2012	2011	2010
Net asset value — Beginning of period	$15.640	$16.580	$14.530	$12.660

Income (Loss) From Operations
Net investment loss(2)	$(0.038)	$(0.029)	$(0.011)	$(0.008)
Net realized and unrealized gain (loss)	1.982	(0.911)	2.061	1.878

Total income (loss) from operations	$1.944	$(0.940)	$2.050	$1.870

Less Distributions
From net realized gain	$(0.184)	$—	$—	$—

Total distributions	$(0.184)	$—	$—	$—

Net asset value — End of period	$17.400	$15.640	$16.580	$14.530

Total Return(3)	12.42%	(5.67)%	14.11%	14.77	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,729	$1,378	$575	$1
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.50%	1.50%	1.50%	1.50	%(8)
Net investment loss	(0.22)%	(0.18)%	(0.08)%	(0.15	)%(8)
Portfolio Turnover of the Portfolio	40%	69%	59%	60	%(9)

(1)	For the period from the start of business, August 3, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator subsidized certain operating expenses (equal to 0.13%, 0.13%, 0.13% and 0.24% of average daily net assets for the years ended December 31, 2012, 2011 and 2010, and the period ended December 31, 2009, respectively).

(8)	Annualized.

(9)	For the Portfolio’s fiscal year ended December 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Large-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on October 5, 2012, Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (91.6% at December 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended December 31, 2012, a capital loss carryforward of $10,680,395 was utilized to offset net realized gains by the Fund.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

14

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Notes to Financial Statements — continued

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$63,093	$—
Long-term capital gains	$1,533,079	$—

During the year ended December 31, 2012, accumulated net realized gain was increased by $32,948, accumulated net investment loss was decreased by $139,435 and paid-in capital was decreased by $172,383 due to differences between book and tax accounting, primarily for return of capital distributions from securities, partnership allocations and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,877
Undistributed long-term capital gains	$1,510,376
Net unrealized appreciation	$37,156,836

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, return of capital distributions from securities, partnership allocations and investments in partnerships.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2012, the administration fee amounted to $239,709. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25%, 2.00%, 1.00% and 1.50% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively, and prior to the close of business on October 5, 2012, 2.00% of the Fund’s average daily net assets for Class B. This agreement may be changed or terminated after April 30, 2013. Pursuant to this agreement, EVM was allocated $199,884 of the Fund’s operating expenses for the year ended December 31, 2012. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $8,783 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $13,236 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2012. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid

15

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Notes to Financial Statements — continued

or accrued to EVD for the year ended December 31, 2012 amounted to $244,051 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan), Class R shares (Class R Plan) and prior to the close of business on October 5, 2012, Class B shares (Class B Plan), pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Such payments were discontinued during the year ended December 31, 2012 with respect to Class B. For the year ended December 31, 2012, the Fund paid or accrued to EVD $31,304 and $183,017 for Class B and Class C shares, respectively, representing 0.62% (annualized) and 0.75% of the average daily net assets of Class B and Class C shares, respectively. At December 31, 2012, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $1,866,000. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2012, the Fund paid or accrued to EVD $4,748 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2012 amounted to $12,796, $61,006 and $4,748 for Class B, Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and, prior to the close of business on October 5, 2012, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2012, the Fund was informed that EVD received approximately $800, $9,700 (includes $1,198 that was paid directly to the Fund when no Uncovered Distribution Charges existed) and $2,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $9,236,799 and $47,259,713, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2012	2011

Sales	1,073,172	2,548,483
Issued to shareholders electing to receive payments of distributions in Fund shares	50,542	—
Redemptions	(2,870,785)	(3,150,090)
Merger from Class B shares	342,491	—
Exchange from Class B shares	44,066	71,865

Net decrease	(1,360,514)	(529,742)

16

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Notes to Financial Statements — continued

	Year Ended December 31,
Class B	2012(1)	2011

Sales	36,124	109,654
Redemptions	(64,903)	(158,706)
Merger to Class A shares	(369,210)	—
Exchange to Class A shares	(47,354)	(76,697)

Net decrease	(445,343)	(125,749)

	Year Ended December 31,
Class C	2012	2011

Sales	209,567	490,618
Issued to shareholders electing to receive payments of distributions in Fund shares	11,436	—
Redemptions	(443,144)	(672,817)

Net decrease	(222,141)	(182,199)

	Year Ended December 31,
Class I	2012	2011

Sales	499,001	708,194
Issued to shareholders electing to receive payments of distributions in Fund shares	18,047	—
Redemptions	(759,873)	(422,316)

Net increase (decrease)	(242,825)	285,878

	Year Ended December 31,
Class R	2012	2011

Sales	58,778	73,634
Issued to shareholders electing to receive payments of distributions in Fund shares	1,093	—
Redemptions	(48,625)	(20,203)

Net increase	11,246	53,431

(1)	Offering of Class B shares was discontinued during the year ended December 31, 2012 (see Note 1).

17

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Growth Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

18

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $1,960,169 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gain Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012, $3,043,455 or, it subsequently determined to be different, the net capital gain of such year.

19

Large-Cap Growth Portfolio

December 31, 2012

Portfolio of Investments

Common Stocks — 99.4%

Security	Shares	Value

Aerospace & Defense — 3.8%
Boeing Co. (The)	36,950	$2,784,552
United Technologies Corp.	39,800	3,263,998

		$6,048,550

Air Freight & Logistics — 1.3%
FedEx Corp.	22,900	$2,100,388

		$2,100,388

Automobiles — 0.9%
Ford Motor Co.	109,100	$1,412,845

		$1,412,845

Beverages — 3.1%
Coca-Cola Co. (The)	86,653	$3,141,171
PepsiCo, Inc.	26,650	1,823,660

		$4,964,831

Biotechnology — 4.0%
Celgene Corp.(1)	21,333	$1,679,334
Gilead Sciences, Inc.(1)	52,900	3,885,505
Vertex Pharmaceuticals, Inc.(1)	19,500	817,830

		$6,382,669

Chemicals — 4.2%
Cytec Industries, Inc.	12,800	$881,024
Ecolab, Inc.	33,500	2,408,650
Monsanto Co.	35,200	3,331,680

		$6,621,354

Commercial Banks — 2.8%
Fifth Third Bancorp	124,500	$1,891,155
Wells Fargo & Co.	75,800	2,590,844

		$4,481,999

Communications Equipment — 4.0%
QUALCOMM, Inc.	101,458	$6,292,425

		$6,292,425

Computers & Peripherals — 9.6%
Apple, Inc.	20,316	$10,829,037
Dell, Inc.	62,574	633,875
EMC Corp.(1)	144,900	3,665,970

		$15,128,882

Security	Shares	Value

Construction & Engineering — 0.6%
Fluor Corp.	15,889	$933,320

		$933,320

Consumer Finance — 1.8%
American Express Co.	49,300	$2,833,764

		$2,833,764

Electrical Equipment — 1.4%
Emerson Electric Co.	41,100	$2,176,656

		$2,176,656

Energy Equipment & Services — 3.1%
Cameron International Corp.(1)	39,108	$2,208,038
Schlumberger, Ltd.	37,887	2,625,190

		$4,833,228

Food & Staples Retailing — 4.6%
Costco Wholesale Corp.	15,000	$1,481,550
CVS Caremark Corp.	20,339	983,391
Wal-Mart Stores, Inc.	41,500	2,831,545
Walgreen Co.	55,400	2,050,354

		$7,346,840

Food Products — 1.9%
Mead Johnson Nutrition Co.	16,255	$1,071,042
Mondelez International, Inc., Class A	73,100	1,861,857

		$2,932,899

Health Care Equipment & Supplies — 3.7%
Abbott Laboratories	34,452	$2,256,606
Covidien PLC	34,405	1,986,545
Stryker Corp.	28,500	1,562,370

		$5,805,521

Hotels, Restaurants & Leisure — 2.6%
Marriott International, Inc., Class A	40,879	$1,523,560
Starbucks Corp.	48,800	2,616,656

		$4,140,216

Household Products — 1.5%
Colgate-Palmolive Co.	22,600	$2,362,604

		$2,362,604

20	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Industrial Conglomerates — 1.4%
3M Co.	23,200	$2,154,120

		$2,154,120

Internet & Catalog Retail — 3.9%
Amazon.com, Inc.(1)	17,000	$4,269,380
priceline.com, Inc.(1)	2,950	1,832,540

		$6,101,920

Internet Software & Services — 6.6%
eBay, Inc.(1)	45,720	$2,332,634
Facebook, Inc., Class A(1)	63,018	1,678,169
Google, Inc., Class A(1)	9,075	6,437,533

		$10,448,336

IT Services — 3.3%
International Business Machines Corp.	6,707	$1,284,726
Visa, Inc., Class A	25,446	3,857,104

		$5,141,830

Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc.	44,114	$1,806,027

		$1,806,027

Machinery — 1.5%
Deere & Co.	27,868	$2,408,353

		$2,408,353

Media — 2.3%
Viacom, Inc., Class B	22,200	$1,170,828
Walt Disney Co. (The)	49,594	2,469,285

		$3,640,113

Oil, Gas & Consumable Fuels — 2.1%
EOG Resources, Inc.	14,900	$1,799,771
Range Resources Corp.	24,200	1,520,486

		$3,320,257

Pharmaceuticals — 4.1%
Allergan, Inc.	36,300	$3,329,799
Perrigo Co.	15,500	1,612,465
Roche Holding AG ADR	31,139	1,572,519

		$6,514,783

Security	Shares	Value

Road & Rail — 1.1%
Union Pacific Corp.	13,647	$1,715,701

		$1,715,701

Semiconductors & Semiconductor Equipment — 5.1%
Broadcom Corp., Class A	76,550	$2,542,226
Cirrus Logic, Inc.(1)	56,261	1,629,881
Cypress Semiconductor Corp.(1)	76,082	824,729
Intel Corp.	57,700	1,190,351
NXP Semiconductors NV(1)	70,500	1,859,085

		$8,046,272

Software — 6.2%
Intuit, Inc.	31,400	$1,868,300
Microsoft Corp.	176,632	4,721,373
Nuance Communications, Inc.(1)	72,343	1,614,696
Oracle Corp.	49,800	1,659,336

		$9,863,705

Specialty Retail — 4.6%
Bed Bath & Beyond, Inc.(1)	20,600	$1,151,746
Home Depot, Inc. (The)	30,701	1,898,857
Sally Beauty Holdings, Inc.(1)	78,200	1,843,174
Urban Outfitters, Inc.(1)	59,575	2,344,872

		$7,238,649

Textiles, Apparel & Luxury Goods — 1.2%
NIKE, Inc., Class B	35,800	$1,847,280

		$1,847,280

Total Common Stocks (identified cost $115,211,425)		$157,046,337

Short-Term Investments — 0.6%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	$1,011	$1,010,566

Total Short-Term Investments (identified cost $1,010,566)		$1,010,566

Total Investments — 100.0% (identified cost $116,221,991)		$158,056,903

Other Assets, Less Liabilities — 0.0%(3)		$1,915

Net Assets — 100.0%		$158,058,818

21	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2012

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

(2)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

(3)	Amount is less than 0.05%.

22	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value (identified cost, $115,211,425)	$157,046,337
Affiliated investment, at value (identified cost, $1,010,566)	1,010,566
Dividends receivable	100,577
Interest receivable from affiliated investment	82
Tax reclaims receivable	28,683
Total assets	$158,186,245

Liabilities
Payable to affiliates:
Investment adviser fee	$88,200
Trustees’ fees	1,750
Accrued expenses	37,477
Total liabilities	$127,427
Net Assets applicable to investors’ interest in Portfolio	$158,058,818

Sources of Net Assets
Investors’ capital	$116,220,356
Net unrealized appreciation	41,838,462
Total	$158,058,818

23	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends (net of foreign taxes, $215)	$2,177,569
Interest allocated from affiliated investment	1,338
Expenses allocated from affiliated investment	(175)
Total investment income	$2,178,732

Expenses
Investment adviser fee	$1,116,713
Trustees’ fees and expenses	7,111
Custodian fee	93,668
Legal and accounting services	29,728
Miscellaneous	8,875
Total expenses	$1,256,095

Net investment income	$922,637

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$15,749,938
Investment transactions allocated from affiliated investment	13
Foreign currency transactions	1,821
Net realized gain	$15,751,772
Change in unrealized appreciation (depreciation) —
Investments	$5,406,714
Foreign currency	(1,327)
Net change in unrealized appreciation (depreciation)	$5,405,387

Net realized and unrealized gain	$21,157,159

Net increase in net assets from operations	$22,079,796

24	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$922,637	$1,193,309
Net realized gain from investment and foreign currency transactions	15,751,772	2,782,773
Net change in unrealized appreciation (depreciation) from investments and foreign currency	5,405,387	(14,776,422)
Net increase (decrease) in net assets from operations	$22,079,796	$(10,800,340)
Capital transactions —
Contributions	$12,144,911	$36,906,473
Withdrawals	(49,255,914)	(56,580,805)
Net decrease in net assets from capital transactions	$(37,111,003)	$(19,674,332)

Net decrease in net assets	$(15,031,207)	$(30,474,672)

Net Assets
At beginning of year	$173,090,025	$203,564,697
At end of year	$158,058,818	$173,090,025

25	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2012

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.73%	0.72%	0.73%	0.75%	0.76%
Net investment income	0.54%	0.58%	0.63%	0.63%	0.69%
Portfolio Turnover	40%	69%	59%	60%	84%

Total Return	13.25%	(4.91)%	14.89%	36.77%	(37.73)%

Net assets, end of year (000’s omitted)	$158,059	$173,090	$203,565	$167,631	$93,125

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

26	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Large-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2012, Eaton Vance Large-Cap Growth Fund held an interest of 91.6% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

27

Large-Cap Growth Portfolio

December 31, 2012

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2012, the Portfolio’s investment adviser fee amounted to $1,116,713 or 0.65% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $67,932,742 and $104,385,405, respectively, for the year ended December 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$116,257,919

Gross unrealized appreciation	$42,993,501
Gross unrealized depreciation	(1,194,517)

Net unrealized appreciation	$41,798,984

The net unrealized appreciation on foreign currency at December 31, 2012 on a federal income tax basis was $3,550.

28

Large-Cap Growth Portfolio

December 31, 2012

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$157,046,337	*	$—	$—	$157,046,337
Short-Term Investments	—		1,010,566	—	1,010,566

Total Investments	$157,046,337		$1,010,566	$—	$158,056,903

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Large-Cap Growth Portfolio

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Large-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Large-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Growth Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

30

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

31

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2002

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

32

Eaton Vance

Large-Cap Growth Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Large-Cap Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1559-2/13	LCCSRC

Eaton Vance Large-Cap Value Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Large-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 32

Federal Tax Information	20

Management and Organization	33

Important Notices	36

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

In the final months of the fiscal year, however, from early October 2012 through December 2012, U.S. stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to drag down its economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the housing market, and the European Central Bank’s efforts to strengthen and centralize the European banking system.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Large-Cap Value Fund (the Fund) had a total return of 15.77% for Class A shares at net asset value (NAV), underperforming the 17.51% return of the Fund’s benchmark, the Russell 1000 Value Index (the Index)2.

Stock selection and relative underweights in the financials, consumer discretionary and energy sectors detracted from the Fund’s performance relative to the Index. Stock selection in industrials also hurt relative Fund returns versus the Index. In a generally rising market during the period, the Fund’s modest cash position was a relative detractor from Fund performance versus the Index as well.

While the Fund’s holdings in the financials sector contributed to Fund performance during the fiscal year, financials stocks held by the Index delivered even higher returns during the period. Within financials, stock selection and an underweight in diversified financial services proved detrimental to the Fund’s relative returns versus the Index during the period. Elsewhere in the sector, an underweight in capital markets and stock selection among commercial banks also held back relative Fund performance versus the Index. In the consumer discretionary sector, an underweight in automobile stocks and avoiding household durables holdings detracted from relative Fund performance versus the Index as well. Stock selection in energy equipment & services and an underweight in oil, gas & consumable fuels hurt relative Fund returns versus the Index in the energy sector. In the industrials sector, stock selection in aerospace & defense, as well as stock selection and an underweight in machinery, detracted from relative Fund performance versus the Index.

In contrast, stock selection in the information technology (IT), utilities and health care sectors helped Fund performance relative to the Index during the period. Within IT, stock selection in computers & peripherals and avoiding semiconductors & semiconductor equipment stocks aided relative Fund performance versus the Index. Stock selection in multi-utilities, as well as an underweight and stock selection in electric utilities, contributed to Fund returns versus the Index in the utilities sector. In the health care sector, relative Fund performance versus the Index benefited from an overweight in biotechnology and stock selection in health care equipment & supplies.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Performance2,3

Portfolio Managers Michael R. Mach, CFA, Matthew F. Beaudry, CMFC, CIMA, John D. Crowley and Stephen J. Kaszynski, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	09/23/1931	15.77%	–1.37%	6.84%	—
Class A with 5.75% Maximum Sales Charge	—	9.08	–2.53	6.21	—
Class B at NAV	08/17/1994	14.96	–2.11	6.04	—
Class B with 5% Sales Maximum Charge	—	9.96	–2.49	6.04	—
Class C at NAV	11/04/1994	14.96	–2.10	6.04	—
Class C with 1% Sales Maximum Charge	—	13.96	–2.10	6.04	—
Class I at NAV	12/28/2004	16.10	–1.10	—	4.26%
Class R at NAV	02/18/2004	15.51	–1.61	—	4.52
Russell 1000 Value Index	—	17.51%	0.59%	7.37%	—

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	0.98%	1.73%	1.73%	0.73%	1.23%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2002	$17,985	N.A.
Class C	$10,000	12/31/2002	$17,982	N.A.
Class I	$250,000	12/28/2004	$349,375	N.A.
Class R	$10,000	02/18/2004	$14,800	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Fund Profile5

Sector Allocation (% of net assets)[6]

Top 10 Holdings (% of net assets)[6]

JPMorgan Chase & Co.	3.1%
Wells Fargo & Co.	3.0
Chevron Corp.	3.0
Exxon Mobil Corp.	2.9
Pfizer, Inc.	2.8
Merck & Co., Inc.	2.8
Citigroup, Inc.	2.6
Apple, Inc.	2.5
ConocoPhillips	2.4
General Electric Co.	2.3
Total	27.4%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000 Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 –12/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,070.40	$5.05	0.97%
Class B	$1,000.00	$1,066.30	$8.99	1.73%
Class C	$1,000.00	$1,066.40	$8.99	1.73%
Class I	$1,000.00	$1,072.20	$3.75	0.72%
Class R	$1,000.00	$1,069.10	$6.35	1.22%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.93	0.97%
Class B	$1,000.00	$1,016.40	$8.77	1.73%
Class C	$1,000.00	$1,016.40	$8.77	1.73%
Class I	$1,000.00	$1,021.50	$3.66	0.72%
Class R	$1,000.00	$1,019.00	$6.19	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Investment in Large-Cap Value Portfolio, at value (identified cost, $5,594,336,380)	$7,201,334,597
Receivable for Fund shares sold	9,041,561
Total assets	$7,210,376,158

Liabilities
Payable for Fund shares redeemed	$35,979,503
Payable to affiliates:
Distribution and service fees	1,198,829
Trustees’ fees	125
Accrued expenses	2,000,052
Total liabilities	$39,178,509
Net Assets	$7,171,197,649

Sources of Net Assets
Paid-in capital	$6,272,503,935
Accumulated net realized loss from Portfolio	(713,521,251)
Accumulated undistributed net investment income	5,216,748
Net unrealized appreciation from Portfolio	1,606,998,217
Total	$7,171,197,649

Class A Shares
Net Assets	$3,327,752,748
Shares Outstanding	170,645,643
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.50
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$20.69

Class B Shares
Net Assets	$55,247,765
Shares Outstanding	2,830,468
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$19.52

Class C Shares
Net Assets	$420,094,648
Shares Outstanding	21,530,600
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$19.51

Class I Shares
Net Assets	$3,186,537,554
Shares Outstanding	163,002,074
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.55

Class R Shares
Net Assets	$181,564,934
Shares Outstanding	9,323,454
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.47

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $1,936,719)	$235,887,372
Interest allocated from Portfolio	103,532
Securities lending income allocated from Portfolio, net	457,164
Expenses allocated from Portfolio	(56,897,385)
Total investment income from Portfolio	$179,550,683

Expenses
Distribution and service fees
Class A	$11,276,326
Class B	621,219
Class C	4,584,563
Class R	1,154,430
Trustees’ fees and expenses	500
Custodian fee	38,067
Transfer and dividend disbursing agent fees	10,140,758
Legal and accounting services	115,487
Printing and postage	683,858
Registration fees	238,377
Miscellaneous	44,141
Total expenses	$28,897,726

Net investment income	$150,652,957

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$1,957,271,089
Foreign currency transactions	(4,518)
Net realized gain	$1,957,266,571
Change in unrealized appreciation (depreciation) —
Investments	$(666,590,061)
Foreign currency	208,927
Net change in unrealized appreciation (depreciation)	$(666,381,134)

Net realized and unrealized gain	$1,290,885,437

Net increase in net assets from operations	$1,441,538,394

8	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$150,652,957	$235,082,002
Net realized gain from investment and foreign currency transactions	1,957,266,571	578,290,794 (1)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(666,381,134)	(1,574,990,711)
Net increase (decrease) in net assets from operations	$1,441,538,394	$(761,617,915)
Distributions to shareholders —
From net investment income
Class A	$(67,842,152)	$(115,613,337)
Class B	(555,456)	(560,548)
Class C	(4,080,619)	(4,213,396)
Class I	(72,874,970)	(106,902,249)
Class R	(3,092,564)	(4,029,111)
Total distributions to shareholders	$(148,445,761)	$(231,318,641)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$580,999,540	$1,796,142,707
Class B	1,162,086	4,037,737
Class C	26,760,734	59,616,537
Class I	1,064,148,981	2,406,013,182
Class R	29,340,967	59,712,433
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	64,385,979	108,388,777
Class B	454,876	447,332
Class C	2,952,504	2,906,943
Class I	55,979,281	70,151,191
Class R	2,929,812	3,794,047
Cost of shares redeemed
Class A	(4,490,080,157)	(4,074,738,674)
Class B	(15,019,991)	(19,917,895)
Class C	(168,166,095)	(263,132,811)
Class I	(3,236,758,588)	(4,242,732,037)
Class R	(161,215,495)	(124,684,712)
Net asset value of shares exchanged
Class A	6,218,669	12,905,081
Class B	(6,218,669)	(12,905,081)
Net decrease in net assets from Fund share transactions	$(6,242,125,566)	$(4,213,995,243)

Net decrease in net assets	$(4,949,032,933)	$(5,206,931,799)

Net Assets
At beginning of year	$12,120,230,582	$17,327,162,381
At end of year	$7,171,197,649	$12,120,230,582

Accumulated undistributed net investment income included in net assets
At end of year	$5,216,748	$5,512,987

(1)	Includes $18,597,109 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Financial Highlights

	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$17.130	$18.220	$16.740	$14.540	$22.520

Income (Loss) From Operations
Net investment income(1)	$0.289	$0.259	$0.187	$0.216	$0.289
Net realized and unrealized gain (loss)	2.399	(1.076)	1.478	2.207	(7.993)

Total income (loss) from operations	$2.688	$(0.817)	$1.665	$2.423	$(7.704)

Less Distributions
From net investment income	$(0.318)	$(0.273)	$(0.185)	$(0.223)	$(0.270)
From net realized gain	—	—	—	—	(0.006)

Total distributions	$(0.318)	$(0.273)	$(0.185)	$(0.223)	$(0.276)

Net asset value — End of year	$19.500	$17.130	$18.220	$16.740	$14.540

Total Return(2)	15.77%	(4.48)%	10.05%	17.01%	(34.47)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,327,753	$6,521,082	$9,185,081	$9,470,973	$7,264,003
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.99%	0.98%	0.98%	1.03%	1.00%
Net investment income	1.56%	1.45%	1.11%	1.49%	1.53%
Portfolio Turnover of the Portfolio	31%	41%	31%	56%	61%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$17.140	$18.230	$16.740	$14.540	$22.510

Income (Loss) From Operations
Net investment income(1)	$0.155	$0.124	$0.059	$0.115	$0.139
Net realized and unrealized gain (loss)	2.401	(1.079)	1.486	2.194	(7.980)

Total income (loss) from operations	$2.556	$(0.955)	$1.545	$2.309	$(7.841)

Less Distributions
From net investment income	$(0.176)	$(0.135)	$(0.055)	$(0.109)	$(0.126)
From net realized gain	—	—	—	—	(0.003)

Total distributions	$(0.176)	$(0.135)	$(0.055)	$(0.109)	$(0.129)

Net asset value — End of year	$19.520	$17.140	$18.230	$16.740	$14.540

Total Return(2)	14.96%	(5.23)%	9.26%	16.09%	(34.95)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$55,248	$66,488	$99,886	$123,715	$144,129
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.74%	1.73%	1.73%	1.78%	1.75%
Net investment income	0.83%	0.70%	0.35%	0.80%	0.72%
Portfolio Turnover of the Portfolio	31%	41%	31%	56%	61%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$17.130	$18.220	$16.740	$14.540	$22.520

Income (Loss) From Operations
Net investment income(1)	$0.156	$0.125	$0.061	$0.111	$0.145
Net realized and unrealized gain (loss)	2.400	(1.079)	1.477	2.203	(7.994)

Total income (loss) from operations	$2.556	$(0.954)	$1.538	$2.314	$(7.849)

Less Distributions
From net investment income	$(0.176)	$(0.136)	$(0.058)	$(0.114)	$(0.128)
From net realized gain	—	—	—	—	(0.003)

Total distributions	$(0.176)	$(0.136)	$(0.058)	$(0.114)	$(0.131)

Net asset value — End of year	$19.510	$17.130	$18.220	$16.740	$14.540

Total Return(2)	14.96%	(5.23)%	9.22%	16.13%	(34.94)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$420,095	$497,372	$735,496	$749,389	$654,757
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.74%	1.73%	1.73%	1.78%	1.75%
Net investment income	0.83%	0.70%	0.36%	0.77%	0.76%
Portfolio Turnover of the Portfolio	31%	41%	31%	56%	61%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$17.170	$18.270	$16.780	$14.580	$22.550

Income (Loss) From Operations
Net investment income(1)	$0.340	$0.305	$0.232	$0.251	$0.343
Net realized and unrealized gain (loss)	2.408	(1.086)	1.486	2.208	(7.989)

Total income (loss) from operations	$2.748	$(0.781)	$1.718	$2.459	$(7.646)

Less Distributions
From net investment income	$(0.368)	$(0.319)	$(0.228)	$(0.259)	$(0.317)
From net realized gain	—	—	—	—	(0.007)

Total distributions	$(0.368)	$(0.319)	$(0.228)	$(0.259)	$(0.324)

Net asset value — End of year	$19.550	$17.170	$18.270	$16.780	$14.580

Total Return(2)	16.10%	(4.27)%	10.36%	17.26%	(34.22)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,186,538	$4,757,063	$6,947,018	$5,482,122	$2,085,283
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.74%	0.73%	0.73%	0.78%	0.75%
Net investment income	1.82%	1.70%	1.37%	1.70%	1.92%
Portfolio Turnover of the Portfolio	31%	41%	31%	56%	61%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Financial Highlights — continued

	Class R
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$17.100	$18.190	$16.720	$14.530	$22.490

Income (Loss) From Operations
Net investment income(1)	$0.245	$0.216	$0.147	$0.180	$0.246
Net realized and unrealized gain (loss)	2.395	(1.078)	1.467	2.198	(7.980)

Total income (loss) from operations	$2.640	$(0.862)	$1.614	$2.378	$(7.734)

Less Distributions
From net investment income	$(0.270)	$(0.228)	$(0.144)	$(0.188)	$(0.221)
From net realized gain	—	—	—	—	(0.005)

Total distributions	$(0.270)	$(0.228)	$(0.144)	$(0.188)	$(0.226)

Net asset value — End of year	$19.470	$17.100	$18.190	$16.720	$14.530

Total Return(2)	15.51%	(4.73)%	9.73%	16.67%	(34.57)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$181,565	$278,225	$359,681	$315,491	$215,779
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.24%	1.23%	1.23%	1.28%	1.25%
Net investment income	1.32%	1.21%	0.87%	1.24%	1.33%
Portfolio Turnover of the Portfolio	31%	41%	31%	56%	61%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.8% at December 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $667,682,706 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2012.

During the year ended December 31, 2012, a capital loss carryforward of $1,797,463,029 was utilized to offset net realized gains by the Fund.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

15

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Notes to Financial Statements — continued

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$148,445,761	$231,318,641

During the year ended December 31, 2012, accumulated net realized loss was decreased by $2,503,435 and accumulated undistributed net investment income was decreased by $2,503,435 due to differences between book and tax accounting, primarily for investments in partnerships, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$4,689,882
Capital loss carryforward	$(667,682,706)
Net unrealized appreciation	$1,561,686,538

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, distributions from REITs, partnership allocations and investments in partnerships.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $160,856 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $70,811 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2012. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2012 amounted to $11,276,326 for Class A shares.

16

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2012, the Fund paid or accrued to EVD $465,914 and $3,438,422 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $133,000 and $81,560,000, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2012, the Fund paid or accrued to EVD $577,215 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2012 amounted to $155,305, $1,146,141 and $577,215 for Class B, Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2012, the Fund was informed that EVD received approximately $26,000, $125,000 and $25,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $81,044,043 and $6,565,582,422, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2012	2011
Sales	31,397,422	100,742,022
Issued to shareholders electing to receive payments of distributions in Fund shares	3,444,619	6,300,135
Redemptions	(245,320,676)	(231,154,623)
Exchange from Class B shares	332,484	723,372

Net decrease	(210,146,151)	(123,389,094)

17

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Notes to Financial Statements — continued

	Year Ended December 31,
Class B	2012	2011
Sales	62,104	222,472
Issued to shareholders electing to receive payments of distributions in Fund shares	24,194	26,403
Redemptions	(802,395)	(1,126,888)
Exchange to Class A shares	(332,314)	(723,070)

Net decrease	(1,048,411)	(1,601,083)

	Year Ended December 31,
Class C	2012	2011
Sales	1,436,215	3,305,435
Issued to shareholders electing to receive payments of distributions in Fund shares	156,909	171,623
Redemptions	(9,090,058)	(14,814,609)

Net decrease	(7,496,934)	(11,337,551)

	Year Ended December 31,
Class I	2012	2011
Sales	58,017,323	132,504,595
Issued to shareholders electing to receive payments of distributions in Fund shares	2,985,599	4,067,252
Redemptions	(175,052,175)	(239,834,123)

Net decrease	(114,049,253)	(103,262,276)

	Year Ended December 31,
Class R	2012	2011
Sales	1,578,988	3,335,045
Issued to shareholders electing to receive payments of distributions in Fund shares	156,958	221,631
Redemptions	(8,681,058)	(7,059,294)

Net decrease	(6,945,112)	(3,502,618)

18

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Value Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

19

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $225,856,525, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

20

Large-Cap Value Portfolio

December 31, 2012

Portfolio of Investments

Common Stocks — 97.5%

Security	Shares	Value

Aerospace & Defense — 3.1%
Boeing Co. (The)	975,000	$73,476,000
Honeywell International, Inc.	1,175,000	74,577,250
United Technologies Corp.	950,000	77,909,500

		$225,962,750

Biotechnology — 0.5%
Gilead Sciences, Inc.(1)(2)	500,000	$36,725,000

		$36,725,000

Capital Markets — 2.7%
Ameriprise Financial, Inc.	875,000	$54,801,250
Goldman Sachs Group, Inc. (The)	750,000	95,670,000
State Street Corp.	900,000	42,309,000

		$192,780,250

Chemicals — 2.0%
Air Products and Chemicals, Inc.	450,000	$37,809,000
LyondellBasell Industries NV, Class A	1,800,000	102,762,000

		$140,571,000

Commercial Banks — 7.9%
Fifth Third Bancorp(2)	3,200,000	$48,608,000
KeyCorp	5,200,000	43,784,000
PNC Financial Services Group, Inc.	2,200,000	128,282,000
Regions Financial Corp.	8,250,000	58,740,000
U.S. Bancorp	2,350,000	75,059,000
Wells Fargo & Co.	6,350,000	217,043,000

		$571,516,000

Computers & Peripherals — 3.3%
Apple, Inc.	337,500	$179,897,625
EMC Corp.(1)	2,150,000	54,395,000

		$234,292,625

Consumer Finance — 2.7%
American Express Co.	1,600,000	$91,968,000
Capital One Financial Corp.	1,750,000	101,377,500

		$193,345,500

Diversified Financial Services — 5.7%
Citigroup, Inc.	4,750,000	$187,910,000
JPMorgan Chase & Co.	5,000,000	219,850,000

		$407,760,000

Security	Shares	Value

Diversified Telecommunication Services — 2.4%
AT&T, Inc.	2,000,000	$67,420,000
CenturyLink, Inc.(2)	1,825,000	71,394,000
Deutsche Telekom AG	3,300,000	37,563,581

		$176,377,581

Electric Utilities — 3.2%
American Electric Power Co., Inc.	2,650,000	$113,102,000
NextEra Energy, Inc.	1,675,000	115,893,250

		$228,995,250

Electrical Equipment — 0.7%
Eaton Corp. PLC	950,000	$51,490,000

		$51,490,000

Energy Equipment & Services — 2.2%
National Oilwell Varco, Inc.	1,650,000	$112,777,500
Schlumberger, Ltd.	675,000	46,770,750

		$159,548,250

Food & Staples Retailing — 2.1%
CVS Caremark Corp.	3,200,000	$154,720,000

		$154,720,000

Food Products — 3.5%
Kraft Foods Group, Inc.	825,000	$37,512,750
Mondelez International, Inc., Class A	2,750,000	70,042,500
Nestle SA	1,100,000	71,767,789
Unilever NV - NY Shares(2)	1,900,000	72,770,000

		$252,093,039

Health Care Equipment & Supplies — 1.1%
Covidien PLC	1,400,000	$80,836,000

		$80,836,000

Health Care Providers & Services — 2.0%
UnitedHealth Group, Inc.	2,650,000	$143,736,000

		$143,736,000

Industrial Conglomerates — 2.3%
General Electric Co.	8,000,000	$167,920,000

		$167,920,000

21	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 4.5%
ACE, Ltd.	1,000,000	$79,800,000
Aflac, Inc.	1,600,000	84,992,000
Travelers Companies, Inc. (The)(2)	1,700,000	122,094,000
XL Group PLC	1,500,000	37,590,000

		$324,476,000

Internet Software & Services — 0.8%
Google, Inc., Class A(1)	80,000	$56,749,600

		$56,749,600

IT Services — 1.0%
International Business Machines Corp.	375,000	$71,831,250

		$71,831,250

Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific, Inc.	900,000	$57,402,000

		$57,402,000

Machinery — 1.1%
Deere & Co.(2)	475,000	$41,049,500
PACCAR, Inc.(2)	825,000	37,298,250

		$78,347,750

Media — 4.1%
Comcast Corp., Class A	3,000,000	$112,140,000
Time Warner, Inc.	800,000	38,264,000
Walt Disney Co. (The)(2)	2,900,000	144,391,000

		$294,795,000

Metals & Mining — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	1,600,000	$54,720,000

		$54,720,000

Multi-Utilities — 2.9%
National Grid PLC	7,500,000	$86,020,581
Sempra Energy	1,750,000	124,145,000

		$210,165,581

Multiline Retail — 2.5%
Macy’s, Inc.	2,000,000	$78,040,000
Target Corp.	1,775,000	105,026,750

		$183,066,750

Security	Shares	Value

Oil, Gas & Consumable Fuels — 14.0%
Anadarko Petroleum Corp.	900,000	$66,879,000
Chevron Corp.	2,000,000	216,280,000
ConocoPhillips	3,000,000	173,970,000
EOG Resources, Inc.	625,000	75,493,750
Exxon Mobil Corp.	2,450,000	212,047,500
Occidental Petroleum Corp.	2,000,000	153,220,000
Phillips 66	2,150,000	114,165,000

		$1,012,055,250

Pharmaceuticals — 7.8%
Johnson & Johnson	1,700,000	$119,170,000
Merck & Co., Inc.	4,875,000	199,582,500
Pfizer, Inc.	8,000,000	200,640,000
Roche Holding AG PC	200,000	40,436,225

		$559,828,725

Real Estate Investment Trusts (REITs) — 2.8%
AvalonBay Communities, Inc.	675,000	$91,523,250
Boston Properties, Inc.	550,000	58,195,500
Public Storage, Inc.	375,000	54,360,000

		$204,078,750

Road & Rail — 1.7%
Union Pacific Corp.	1,000,000	$125,720,000

		$125,720,000

Software — 3.1%
Microsoft Corp.	4,050,000	$108,256,500
Oracle Corp.	3,450,000	114,954,000

		$223,210,500

Specialty Retail — 0.7%
Lowe’s Companies, Inc.	1,500,000	$53,280,000

		$53,280,000

Tobacco — 0.5%
Philip Morris International, Inc.	425,000	$35,547,000

		$35,547,000

22	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Wireless Telecommunication Services — 1.0%
Rogers Communications, Inc., Class B(2)	1,600,000	$72,832,000

		$72,832,000

Total Common Stocks (identified cost $5,425,895,998)		$7,036,775,401

Short-Term Investments — 2.9%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 0.06%(3)(4)	$51,148	$51,147,756
Eaton Vance Cash Reserves Fund, LLC, 0.12%(4)	154,719	154,718,503

Total Short-Term Investments (identified cost $205,866,259)		$205,866,259

Total Investments — 100.4% (identified cost $5,631,762,257)		$7,242,641,660

Other Assets, Less Liabilities — (0.4)%		$(27,823,312)

Net Assets — 100.0%		$7,214,818,348

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PC	–	Participation Certificate

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2012.

(3)

The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2012. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(4)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

23	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value including $50,562,906 of securities on loan (identified cost, $5,425,895,998)	$7,036,775,401
Affiliated investments, at value (identified cost, $205,866,259)	205,866,259
Dividends receivable	12,845,061
Interest receivable from affiliated investment	7,092
Receivable for investments sold	6,815,325
Securities lending income receivable	94,439
Tax reclaims receivable	7,512,163
Total assets	$7,269,915,740

Liabilities
Collateral for securities loaned	$51,147,756
Payable for investments purchased	128,276
Payable to affiliates:
Investment adviser fee	3,630,412
Trustees’ fees	17,000
Accrued expenses	173,948
Total liabilities	$55,097,392
Net Assets applicable to investors’ interest in Portfolio	$7,214,818,348

Sources of Net Assets
Investors’ capital	$5,603,110,762
Net unrealized appreciation	1,611,707,586
Total	$7,214,818,348

24	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends (net of foreign taxes, $1,939,391)	$236,193,806
Securities lending income, net	457,810
Interest allocated from affiliated investment	103,671
Expenses allocated from affiliated investment	(13,457)
Total investment income	$236,741,830

Expenses
Investment adviser fee	$55,297,735
Trustees’ fees and expenses	72,375
Custodian fee	1,200,704
Legal and accounting services	127,629
Miscellaneous	258,847
Total expenses	$56,957,290
Deduct —
Reduction of custodian fee	$156
Total expense reductions	$156

Net expenses	$56,957,134

Net investment income	$179,784,696

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,960,523,993
Investment transactions allocated from affiliated investments	7,301
Foreign currency transactions	(4,515)
Net realized gain	$1,960,526,779
Change in unrealized appreciation (depreciation) —
Investments	$(668,227,773)
Foreign currency	209,330
Net change in unrealized appreciation (depreciation)	$(668,018,443)

Net realized and unrealized gain	$1,292,508,336

Net increase in net assets from operations	$1,472,293,032

25	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$179,784,696	$285,135,036
Net realized gain from investment and foreign currency transactions	1,960,526,779	579,892,178 (1)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(668,018,443)	(1,577,783,279)
Net increase (decrease) in net assets from operations	$1,472,293,032	$(712,756,065)
Capital transactions —
Contributions	$83,836,587	$652,641,778
Withdrawals	(6,569,015,763)	(4,977,458,148)
Net decrease in net assets from capital transactions	$(6,485,179,176)	$(4,324,816,370)

Net decrease in net assets	$(5,012,886,144)	$(5,037,572,435)

Net Assets
At beginning of year	$12,227,704,492	$17,265,276,927
At end of year	$7,214,818,348	$12,227,704,492

(1)	Includes $18,622,645 of net realized gains from redemptions in-kind.

26	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2012

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.61%	0.60%	0.59%	0.60%	0.61%
Net investment income	1.93%	1.84%	1.50%	1.91%	1.94%
Portfolio Turnover	31%	41%	31%	56%	61%

Total Return	16.20%	(4.11)%	10.48%	17.51%	(34.21)%

Net assets, end of year (000’s omitted)	$7,214,818	$12,227,704	$17,265,277	$16,040,582	$10,397,407

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

27	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Large-Cap Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2012, Eaton Vance Large-Cap Value Fund held a 99.8% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

28

Large-Cap Value Portfolio

December 31, 2012

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $2 billion, 0.60% on net assets of $2 billion but less than $5 billion, 0.575% on net assets of $5 billion but less than $10 billion, 0.555% on net assets of $10 billion but less than $15 billion, 0.54% on net assets of $15 billion but less than $20 billion and at reduced rates on daily net assets of $20 billion and over, and is payable monthly. The fee reductions cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2012, the Portfolio’s investment adviser fee amounted to $55,297,735 or 0.59% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $2,838,956,035 and $9,176,668,929, respectively, for the year ended December 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$5,676,506,383

Gross unrealized appreciation	$1,569,846,391
Gross unrealized depreciation	(3,711,114)

Net unrealized appreciation	$1,566,135,277

The net unrealized appreciation on foreign currency transactions at December 31, 2012 on a federal income tax basis was $828,183.

29

Large-Cap Value Portfolio

December 31, 2012

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2012 amounted to $82,506. At December 31, 2012, the value of the securities loaned and the value of the collateral received amounted to $50,562,906 and $51,147,756, respectively. The carrying amount of the liability at December 31, 2012 approximated its fair value. If measured at fair value, the liability for collateral for securities loaned would have been considered as Level 2 in the fair value hierarchy (see Note 7) at December 31, 2012. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30

Large-Cap Value Portfolio

December 31, 2012

Notes to Financial Statements — continued

At December 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$531,141,750	$—		$—	$531,141,750
Consumer Staples	370,592,250	71,767,789		—	442,360,039
Energy	1,171,603,500	—		—	1,171,603,500
Financials	1,893,956,500	—		—	1,893,956,500
Health Care	838,091,500	40,436,225		—	878,527,725
Industrials	649,440,500	—		—	649,440,500
Information Technology	586,083,975	—		—	586,083,975
Materials	195,291,000	—		—	195,291,000
Telecommunication Services	211,646,000	37,563,581		—	249,209,581
Utilities	353,140,250	86,020,581		—	439,160,831

Total Common Stocks	$6,800,987,225	$235,788,176	*	$—	$7,036,775,401
Short-Term Investments	$—	$205,866,259		$—	$205,866,259

Total Investments	$6,800,987,225	$441,654,435		$—	$7,242,641,660

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

31

Large-Cap Value Portfolio

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Large-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Large-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Value Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

32

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

33

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Michael R. Mach 1947	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

34

Eaton Vance

Large-Cap Value Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Large-Cap Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Large-Cap Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

173-2/13	GNCSRC

Eaton Vance Real Estate Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Real Estate Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19

Federal Tax Information	20

Management and Organization	21

Important Notices	23

Eaton Vance

Real Estate Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

In the final months of the fiscal year, however, from early October 2012 through December 2012, U.S. stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to drag down its economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the housing market, and the European Central Bank’s efforts to strengthen and centralize the European banking system.

Real estate investment trusts (REITs), as measured by the Dow Jones U.S. Select Real Estate Securities Index (the Index)2, outperformed the broader equity market with a return of 17.09% during the period.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Real Estate Fund (the Fund) had a total return of 15.54% for

Class A shares at net asset value (NAV). By comparison, the Fund’s primary benchmark, the Index, returned 17.09% during the period.

The Fund underperformed the Index during the period due primarily to industry allocation. Stock selection overall had a positive impact on relative Fund performance versus the Index during the period. The Fund’s overweight in large-cap stocks relative to the Index detracted from performance as market sentiment in the real estate sector during the 12-month period favored small-cap stocks. Nevertheless, the Fund recorded positive returns in all property-type groups, as did the Index. The Index outperformed the S&P 500 Index for the 11th time in the past 13 years, but lagged the rest of the financials sector for the first time in 13 years.

The biggest drag on Fund performance relative to the Index during the period was the Fund’s overweight position in the underperforming multifamily industry. Stock selection in this industry also detracted from Fund performance relative to the Index. The malls & factory outlets group hurt Fund returns versus the Index due to both stock selection and an underweight in this outperforming group. Stock selection in the industrial segment also detracted from Fund performance relative to the Index, but was partially offset by an overweight in this outperforming group. At the individual stock level, a leading global fast food company was among the Fund’s notable detractors from Fund performance relative to the Index during the period.

On the positive side, the Fund outperformed the Index in six property-type groups during the period. The hotel group was the leading performer versus the Index as a result of stock selection. In particular, the Fund’s holdings in hotel management & franchise companies, not part of the Index, outperformed during the 12-month period. A position in the non-Index real estate services group, particularly the Fund’s holdings in two leading global real estate services companies, also boosted Fund returns relative to the Index. The real estate services group is traditionally an early beneficiary of a recovering real estate market. Stock selection in two other groups — office and diversified, specialty & other — also contributed to Fund performance relative to the Index during the period. In addition, an overweight in the outperforming storage segment helped Fund returns versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Real Estate Fund

December 31, 2012

Performance2,3

Portfolio Manager J. Scott Craig

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/09/2010	15.54%	—	17.54%
Class A with 5.75% Maximum Sales Charge	—	8.87	—	14.85
Class I at NAV	04/28/2006	15.81	6.60%	5.27
Dow Jones U.S. Select Real Estate Securities Index	04/28/2006	17.09%	4.91%	3.74%
S&P 500 Index	04/28/2006	16.00	1.66	3.47

% Total Annual Operating Expense Ratios[3]			Class A	Class I
Gross			2.68%	2.43%
Net			1.25	1.00

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class A	$10,000	06/09/2010	$15,134	$14,263

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Real Estate Fund

December 31, 2012

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Simon Property Group, Inc.	10.6%
AvalonBay Communities, Inc.	6.5
Public Storage, Inc.	6.4
Equity Residential	5.9
Boston Properties, Inc.	5.5
Federal Realty Investment Trust	3.2
Health Care REIT, Inc.	2.8
Vornado Realty Trust	2.8
American Campus Communities, Inc.	2.7

Total	50.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Real Estate Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones U.S. Select Real Estate Securities Index is an unmanaged index of publicly traded real estate securities. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/13. Without the reimbursement, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Real Estate Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,014.90	$6.33	**	1.25%
Class I	$1,000.00	$1,016.10	$5.07	**	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.34	**	1.25%
Class I	$1,000.00	$1,020.10	$5.08	**	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012.

**	Absent an allocation of certain expenses to the administrator, expenses would be higher.

6

Eaton Vance

Real Estate Fund

December 31, 2012

Portfolio of Investments

Common Stocks — 98.3%

Security	Shares	Value

Hotels, Restaurants & Leisure — 4.1%
Marriott International, Inc., Class A	13,857	$516,450
McDonald’s Corp.	4,490	396,063
Starwood Hotels & Resorts Worldwide, Inc.	6,638	380,756

		$1,293,269

Other — 1.0%
CB Richard Ellis Group, Inc., Class A(1)	7,936	$157,926
Jones Lang LaSalle, Inc.	1,847	155,037

		$312,963

Real Estate Investment Trusts — 93.2%

Security	Shares	Value

Diversified, Specialty & Other — 8.9%
American Tower Corp.	6,227	$481,160
Digital Realty Trust, Inc.	2,501	169,793
Liberty Property Trust, Inc.	8,422	301,255
Plum Creek Timber Co., Inc.	8,769	389,080
PS Business Parks, Inc.	8,803	572,019
Vornado Realty Trust	11,072	886,646

		$2,799,953

Health Care — 9.6%
HCP, Inc.	16,958	$766,162
Health Care REIT, Inc.	14,605	895,141
Ventas, Inc.	20,844	1,349,024

		$3,010,327

Hotels & Resorts — 3.1%
DiamondRock Hospitality Co.	16,864	$151,776
Host Hotels & Resorts, Inc.	31,945	500,578
LaSalle Hotel Properties	6,143	155,971
Sunstone Hotel Investors, Inc.(1)	16,745	179,339

		$987,664

Industrial — 5.3%
DCT Industrial Trust, Inc.	39,337	$255,297
EastGroup Properties, Inc.	10,626	571,785
ProLogis, Inc.	22,830	833,067

		$1,660,149

Security	Shares	Value

Malls and Factory Outlets — 15.8%
Macerich Co. (The)	6,272	$365,658
Simon Property Group, Inc.	20,997	3,319,416
Tanger Factory Outlet Centers	12,663	433,074
Taubman Centers, Inc.	10,656	838,840

		$4,956,988

Multifamily — 21.2%
American Campus Communities, Inc.	18,717	$863,415
AvalonBay Communities, Inc.	15,038	2,039,002
Camden Property Trust	2,848	194,262
Equity Residential	32,619	1,848,519
Essex Property Trust, Inc.	3,547	520,168
Mid-America Apartment Communities, Inc.	9,512	615,902
UDR, Inc.	24,276	577,283

		$6,658,551

Office — 12.3%
Alexandria Real Estate Equities, Inc.	5,018	$347,848
Boston Properties, Inc.	16,473	1,743,008
Brandywine Realty Trust	13,475	164,260
Corporate Office Properties Trust	6,361	158,898
Douglas Emmett, Inc.	20,664	481,471
Highwoods Properties, Inc.	16,319	545,871
Kilroy Realty Corp.	6,143	290,994
MPG Office Trust, Inc.(1)	38,594	118,869

		$3,851,219

Self Storage — 8.0%
Extra Space Storage, Inc.	9,750	$354,802
Public Storage, Inc.	13,787	1,998,564
Sovran Self Storage, Inc.	2,576	159,970

		$2,513,336

Strip Centers — 9.0%
Acadia Realty Trust	8,995	$225,595
DDR Corp.	38,257	599,105
Federal Realty Investment Trust	9,641	1,002,857
Kimco Realty Corp.	10,800	208,656
Regency Centers Corp.	8,684	409,190

7	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Strip Centers (continued)
Retail Opportunity Investments Corp.	14,268	$183,486
Urstadt Biddle Properties, Inc.	10,617	208,942

		$2,837,831

Total Real Estate Investment Trusts		$29,276,018

Total Common Stocks (identified cost $27,417,834)		$30,882,250

Short-Term Investments — 1.6%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	$497	$496,859

Total Short-Term Investments (identified cost $496,859)		$496,859

Total Investments — 99.9% (identified cost $27,914,693)		$31,379,109

Other Assets, Less Liabilities — 0.1%		$40,286

Net Assets — 100.0%		$31,419,395

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

8	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value (identified cost, $27,417,834)	$30,882,250
Affiliated investment, at value (identified cost, $496,859)	496,859
Dividends receivable	98,137
Interest receivable from affiliated investment	67
Receivable for Fund shares sold	9,695
Receivable from affiliate	14,604
Total assets	$31,501,612

Liabilities
Payable for Fund shares redeemed	$19,968
Payable to affiliates:
Investment adviser fee	17,904
Administration fee	4,132
Distribution and service fees	1,843
Trustees’ fees	428
Accrued expenses	37,942
Total liabilities	$82,217
Net Assets	$31,419,395

Sources of Net Assets
Paid-in capital	$28,193,705
Accumulated net realized loss	(238,726)
Net unrealized appreciation	3,464,416
Total	$31,419,395

Class A Shares
Net Assets	$8,691,634
Shares Outstanding	769,216
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.30
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$11.99

Class I Shares
Net Assets	$22,727,761
Shares Outstanding	2,010,707
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.30

On sales of $50,000 or more, the offering price of Class A shares is reduced.

9	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends (net of foreign taxes, $659)	$697,646
Interest allocated from affiliated investment	885
Expenses allocated from affiliated investment	(110)
Total investment income	$698,421

Expenses
Investment adviser fee	$189,639
Administration fee	43,763
Distribution and service fees
Class A	16,655
Trustees’ fees and expenses	1,549
Custodian fee	40,166
Transfer and dividend disbursing agent fees	16,353
Legal and accounting services	28,742
Printing and postage	13,328
Registration fees	30,230
Miscellaneous	10,720
Total expenses	$391,145
Deduct —
Allocation of expenses to affiliate	$70,769
Total expense reductions	$70,769

Net expenses	$320,376

Net investment income	$378,045

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,271
Investment transactions allocated from affiliated investment	17
Capital gain distributions received	156,378
Net realized gain	$159,666
Change in unrealized appreciation (depreciation) —
Investments	$2,437,622
Net change in unrealized appreciation (depreciation)	$2,437,622

Net realized and unrealized gain	$2,597,288

Net increase in net assets from operations	$2,975,333

10	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$378,045	$75,186
Net realized gain (loss) from investment transactions and capital gain distributions received	159,666	(60,104)
Net change in unrealized appreciation (depreciation) from investments	2,437,622	523,982
Net increase in net assets from operations	$2,975,333	$539,064
Distributions to shareholders —
From net investment income
Class A	$(77,313)	$(30,265)
Class I	(338,126)	(50,168)
From net realized gain
Class A	(57,721)	—
Class I	(146,574)	—
Tax return of capital
Class A	—	(24,890)
Class I	—	(41,258)
Total distributions to shareholders	$(619,734)	$(146,581)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,947,335	$4,526,736
Class I	20,859,289	2,351,031
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	133,880	53,367
Class I	450,475	61,055
Cost of shares redeemed
Class A	(1,619,511)	(705,096)
Class I	(5,755,836)	(843,175)
Net increase in net assets from Fund share transactions	$19,015,632	$5,443,918

Net increase in net assets	$21,371,231	$5,836,401

Net Assets
At beginning of year	$10,048,164	$4,211,763
At end of year	$31,419,395	$10,048,164

Accumulated distributions in excess of net investment income included in net assets
At end of year	$—	$(5,194)

11	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2012

Financial Highlights

	Class A
	Year Ended December 31,		Period Ended December 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$9.960	$9.280	$7.860

Income (Loss) From Operations
Net investment income(2)	$0.121	$0.095	$0.069
Net realized and unrealized gain	1.423	0.750	1.494

Total income from operations	$1.544	$0.845	$1.563

Less Distributions
From net investment income	$(0.131)	$(0.091)	$(0.073)
From net realized gain	(0.073)	—	—
Tax return of capital	—	(0.074)	(0.070)

Total distributions	$(0.204)	$(0.165)	$(0.143)

Net asset value — End of period	$11.300	$9.960	$9.280

Total Return(3)	15.54%	9.15%	20.00	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,692	$4,550	$608
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.29%	1.40%	1.40	%(6)
Net investment income	1.10%	0.98%	1.36	%(6)
Portfolio Turnover	33%	22%	34	%(7)

(1)	For the period from the commencement of operations, June 9, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)

The administrator subsidized certain operating expenses (equal to 0.24%, 1.28% and 4.54% of average daily net assets for the years ended December 31, 2012 and 2011, and the period ended December 31, 2010, respectively). Absent this subsidy, total return would be lower.

(6)	Annualized.

(7)	For the year ended December 31, 2010.

12	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2012

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.960	$9.270	$7.360	$5.890	$9.180

Income (Loss) From Operations
Net investment income(1)	$0.149	$0.102	$0.094	$0.147	$0.153
Net realized and unrealized gain (loss)	1.421	0.774	1.967	1.516	(3.271)

Total income (loss) from operations	$1.570	$0.876	$2.061	$1.663	$(3.118)

Less Distributions
From net investment income	$(0.157)	$(0.102)	$(0.077)	$(0.131)	$(0.153)
From net realized gain	(0.073)	—	—	—	—
Tax return of capital	—	(0.084)	(0.074)	(0.062)	(0.019)

Total distributions	$(0.230)	$(0.186)	$(0.151)	$(0.193)	$(0.172)

Net asset value — End of year	$11.300	$9.960	$9.270	$7.360	$5.890

Total Return(2)	15.81%	9.50%	28.13%	28.17%	(33.88)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,728	$5,498	$3,604	$587	$370
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.04%	1.15%	1.15%	1.15%	1.15%
Net investment income	1.35%	1.05%	1.10%	2.54%	1.78%
Portfolio Turnover	33%	22%	34%	24%	37%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator subsidized certain operating expenses (equal to 0.24%, 1.28%, 4.54%, 19.96% and 6.82% of average daily net assets for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively). Absent this subsidy, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Dividends from real estate investment trusts (REITs) are recorded as income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2012, the Fund had a net capital loss of $79,257 attributable to security transactions incurred after October 31, 2012 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2013.

During the year ended December 31, 2012, a capital loss carryforward of $84,308 was utilized to offset net realized gains by the Fund.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

14

Eaton Vance

Real Estate Fund

December 31, 2012

Notes to Financial Statements — continued

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of substantially all of the distributions it receives from its investments in REITs, less expenses, as well as income from other investments. Such distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT shares and other investments. Distributions of these gains, if any, will be made annually. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$415,439	$80,433
Long-term capital gains	$204,295	$—
Tax return of capital	$—	$66,148

During the year ended December 31, 2012, accumulated net realized loss was increased by $5,092, accumulated distributions in excess of net investment income was decreased by $42,588 and paid-in capital was decreased by $37,496 due to differences between book and tax accounting, primarily for investments in partnerships and the tax treatment of distributions from current year earnings and profits. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Post October capital losses	$(79,257)
Net unrealized appreciation	$3,304,947

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

15

Eaton Vance

Real Estate Fund

December 31, 2012

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets and is payable monthly. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2012, the Fund’s investment adviser fee amounted to $189,639. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2012, the administration fee amounted to $43,763. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25% and 1.00% (1.40% and 1.15% prior to May 1, 2012) of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2013. Pursuant to this agreement, EVM was allocated $70,769 of the Fund’s operating expenses for the year ended December 31, 2012. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $906 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $6,043 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2012. EVD also received distribution and service fees from Class A (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2012 amounted to $16,655 for Class A shares.

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2012, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $27,919,518 and $9,255,937, respectively, for the year ended December 31, 2012.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2012	2011

Sales	446,301	463,365
Issued to shareholders electing to receive payments of distributions in Fund shares	11,987	5,449
Redemptions	(145,980)	(77,431)

Net increase	312,308	391,383

16

Eaton Vance

Real Estate Fund

December 31, 2012

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2012	2011

Sales	1,935,041	241,913
Issued to shareholders electing to receive payments of distributions in Fund shares	40,369	6,233
Redemptions	(516,774)	(84,644)

Net increase	1,458,636	163,502

At December 31, 2012, EVM owned 41% of the value of the outstanding shares of the Fund.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$28,074,162

Gross unrealized appreciation	$3,428,555
Gross unrealized depreciation	(123,608)

Net unrealized appreciation	$3,304,947

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

10  Concentration of Risk

In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in equity securities issued by real estate companies such as REITs and other real estate related investment instruments. There are certain additional risks involved in investing in real estate related investments. The value of the Fund’s shares may fluctuate more than the shares of a fund not concentrated in real estate industries due to, but not limited to, economic conditions, real estate values and rental income, property taxes, interest rates and tax and regulatory requirements.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

17

Eaton Vance

Real Estate Fund

December 31, 2012

Notes to Financial Statements — continued

At December 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$30,882,250	*	$—	$—	$30,882,250

Short-Term Investments	—		496,859	—	496,859

Total Investments	$30,882,250		$496,859	$—	$31,379,109

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

18

Eaton Vance

Real Estate Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Real Estate Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Real Estate Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 25, 2013

19

Eaton Vance

Real Estate Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. The Fund designates approximately $31,830, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2012 ordinary income dividends, 7.17% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012, $242,964 or, if subsequently determined to be different, the net capital gain of such year.

20

Eaton Vance

Real Estate Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

21

Eaton Vance

Real Estate Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

22

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

23

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2685-2/13	REFSRC

Eaton Vance Small-Cap Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Management and Organization	25

Important Notices	27

Eaton Vance

Small-Cap Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

In the final months of the fiscal year, however, from early October 2012 through December 2012, U.S. stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to drag down its economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the housing market, and the European Central Bank’s efforts to strengthen and centralize the European banking system.

Fund Performance

For the fiscal year ended December 31, 2012,
Eaton Vance Small-Cap Fund (the Fund) had a total return of 11.85% for Class A shares at net asset value (NAV), underperforming the 16.35% return of the Fund’s benchmark, the Russell 2000 Index (the Index)2.

The 12-month period was a difficult one for active portfolio managers in the small-cap core category. The Fund typically invests in what management believes are higher-quality companies — those in strong financial condition. Throughout much of the year, however, the market seemed to favor the type of companies management typically seeks to avoid — those with high debt-to-assets ratios and lower estimated return on invested capital.

For the 12-month period, stock selection and a relative overweight position in the energy sector detracted from the Fund’s performance relative to the Index. Stock selection in the industrials and consumer discretionary sectors hurt relative Fund performance versus the Index during the period as well.

Within the energy sector, stock selection along with overweights in energy equipment & services and in oil, gas & consumable fuels proved detrimental to relative Fund returns versus the Index during the period. In the industrials sector, stock selection in aerospace & defense and in professional services weighed on Fund performance versus the Index. Elsewhere in industrials, overweighting a particular marine industry stock also detracted from relative Fund returns versus the Index during the period. Avoiding the household durables and the hotels, restaurants & leisure industries hurt relative Fund performance versus the Index in the consumer discretionary sector, as did stock selection in multiline retail.

In contrast, stock selection in the financials, health care and consumer staples sectors helped the Fund’s performance relative to the Index during the period. Within the financials sector, stock selection in capital markets and in commercial banks, as well as stock selection and an overweight position in insurance, aided relative Fund performance versus the Index. Stock selection in health care providers & services and in health care equipment & supplies contributed to relative Fund returns versus the Index in the health care sector. Additionally, in the consumer staples sector, avoiding food & staples retailing stocks helped the Fund’s performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Small-Cap Fund

December 31, 2012

Performance2,3

Portfolio Manager Nancy B. Tooke, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	01/02/1997	11.85%	2.49%	8.37%	—
Class A with 5.75% Maximum Sales Charge	—	5.39	1.28	7.73	—
Class B at NAV	05/07/2002	11.00	1.73	7.56	—
Class B with 5% Maximum Sales Charge	—	6.00	1.37	7.56	—
Class C at NAV	05/03/2002	11.03	1.72	7.56	—
Class C with 1% Maximum Sales Charge	—	10.03	1.72	7.56	—
Class I at NAV	09/02/2008	12.08	—	—	2.55%
Class R at NAV	08/03/2009	11.58	—	—	13.22
Russell 2000 Index	—	16.35%	3.55%	9.71%	—

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.48%	2.23%	2.23%	1.23%	1.73%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2002	$20,744	N.A.
Class C	$10,000	12/31/2002	$20,737	N.A.
Class I	$250,000	09/02/2008	$278,825	N.A.
Class R	$10,000	08/03/2009	$15,294	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Small-Cap Fund

December 31, 2012

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Forestar Real Estate Group, Inc.	2.6%
Team, Inc.	2.5
LKQ Corp.	2.5
Church & Dwight Co., Inc.	2.4
Valmont Industries, Inc.	2.4
GNC Holdings, Inc., Class A	2.4
Analogic Corp.	2.3
RBC Bearings, Inc.	2.2
MYR Group, Inc.	2.2
Allied World Assurance Co. Holdings, Ltd.	2.2
Total	23.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Small-Cap Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Small-Cap Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,083.80	$7.28	1.39%
Class B	$1,000.00	$1,079.00	$11.18	2.14%
Class C	$1,000.00	$1,079.10	$11.18	2.14%
Class I	$1,000.00	$1,084.30	$5.97	1.14%
Class R	$1,000.00	$1,081.80	$8.58	1.64%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.05	1.39%
Class B	$1,000.00	$1,014.40	$10.84	2.14%
Class C	$1,000.00	$1,014.40	$10.84	2.14%
Class I	$1,000.00	$1,019.40	$5.79	1.14%
Class R	$1,000.00	$1,016.90	$8.31	1.64%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012.

6

Eaton Vance

Small-Cap Fund

December 31, 2012

Portfolio of Investments

Common Stocks — 98.1%

Security	Shares	Value

Auto Components — 2.0%
Dana Holding Corp.	224,630	$3,506,474

		$3,506,474

Building Products — 1.9%
Armstrong World Industries, Inc.	66,660	$3,381,662

		$3,381,662

Capital Markets — 5.6%
HFF, Inc., Class A	212,370	$3,164,313
Lazard, Ltd., Class A	106,240	3,170,201
Walter Investment Management Corp.(1)	84,335	3,628,092

		$9,962,606

Chemicals — 4.2%
Balchem Corp.	105,490	$3,839,836
Cytec Industries, Inc.	52,440	3,609,445

		$7,449,281

Commercial Banks — 3.2%
Signature Bank(1)	44,840	$3,198,886
Texas Capital Bancshares, Inc.(1)	57,150	2,561,463

		$5,760,349

Commercial Services & Supplies — 4.1%
Clean Harbors, Inc.(1)	50,610	$2,784,056
Team, Inc.(1)	117,401	4,465,934

		$7,249,990

Construction & Engineering — 2.2%
MYR Group, Inc.(1)	175,050	$3,894,863

		$3,894,863

Distributors — 2.5%
LKQ Corp.(1)	211,540	$4,463,494

		$4,463,494

Electrical Equipment — 1.6%
Generac Holdings, Inc.	82,210	$2,820,625

		$2,820,625

Security	Shares	Value

Electronic Equipment, Instruments & Components — 6.6%
FEI Co.	62,860	$3,486,216
FLIR Systems, Inc.	136,710	3,050,000
InvenSense, Inc.(1)	214,020	2,377,762
National Instruments Corp.	113,205	2,921,821

		$11,835,799

Energy Equipment & Services — 0.5%
Hornbeck Offshore Services, Inc.(1)	26,050	$894,557

		$894,557

Food Products — 4.0%
Flowers Foods, Inc.	148,640	$3,458,853
Ingredion, Inc.	56,730	3,655,114

		$7,113,967

Health Care Equipment & Supplies — 5.1%
Analogic Corp.	56,340	$4,186,062
Integra LifeSciences Holdings Corp.(1)	62,300	2,427,831
Orthofix International NV(1)	62,580	2,461,271

		$9,075,164

Health Care Providers & Services — 4.1%
ExamWorks Group, Inc.(1)	197,698	$2,765,795
MEDNAX, Inc.(1)	44,200	3,514,784
Team Health Holdings, Inc.(1)	34,850	1,002,635

		$7,283,214

Household Products — 2.4%
Church & Dwight Co., Inc.	81,390	$4,360,062

		$4,360,062

Insurance — 4.0%
Allied World Assurance Co. Holdings, Ltd.	49,150	$3,873,020
HCC Insurance Holdings, Inc.	86,060	3,202,293

		$7,075,313

IT Services — 3.8%
Euronet Worldwide, Inc.(1)	161,080	$3,801,488
Global Cash Access Holdings, Inc.(1)	378,980	2,971,203

		$6,772,691

7	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Life Sciences Tools & Services — 1.9%
Bruker Corp.(1)	217,850	$3,326,570

		$3,326,570

Machinery — 6.6%
Colfax Corp.(1)	87,100	$3,514,485
RBC Bearings, Inc.(1)	78,990	3,955,029
Valmont Industries, Inc.	31,680	4,325,904

		$11,795,418

Marine — 1.8%
Kirby Corp.(1)	53,150	$3,289,454

		$3,289,454

Multiline Retail — 2.1%
Fred’s, Inc., Class A	287,990	$3,833,147

		$3,833,147

Oil, Gas & Consumable Fuels — 8.0%
Goodrich Petroleum Corp.(1)	215,940	$2,012,561
Kodiak Oil & Gas Corp.(1)	382,310	3,383,443
PDC Energy, Inc.(1)	106,200	3,526,902
Western Refining, Inc.	93,020	2,622,234
WPX Energy, Inc.(1)	178,940	2,662,627

		$14,207,767

Real Estate Investment Trusts (REITs) — 6.7%
American Campus Communities, Inc.	62,420	$2,879,435
Mid-America Apartment Communities, Inc.	43,240	2,799,790
PS Business Parks, Inc.	55,199	3,586,831
Sovran Self Storage, Inc.	41,810	2,596,401

		$11,862,457

Real Estate Management & Development — 2.6%
Forestar Real Estate Group, Inc.(1)	266,759	$4,622,933

		$4,622,933

Semiconductors & Semiconductor Equipment — 3.1%
Cirrus Logic, Inc.(1)	82,600	$2,392,922
Cypress Semiconductor Corp.(1)	280,830	3,044,197

		$5,437,119

Software — 2.1%
Mentor Graphics Corp.(1)	224,510	$3,821,160

		$3,821,160

Security	Shares	Value

Specialty Retail — 4.1%
GNC Holdings, Inc., Class A	127,900	$4,256,512
Group 1 Automotive, Inc.	50,450	3,127,395

		$7,383,907

Thrifts & Mortgage Finance — 1.3%
ViewPoint Financial Group, Inc.	107,530	$2,251,678

		$2,251,678

Total Common Stocks (identified cost $144,150,673)		$174,731,721

Short-Term Investments — 2.3%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	$4,062	$4,062,270

Total Short-Term Investments (identified cost $4,062,270)		$4,062,270

Total Investments — 100.4% (identified cost $148,212,943)		$178,793,991

Other Assets, Less Liabilities — (0.4)%		$(626,186)

Net Assets — 100.0%		$178,167,805

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

8	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value (identified cost, $144,150,673)	$174,731,721
Affiliated investment, at value (identified cost, $4,062,270)	4,062,270
Dividends receivable	66,969
Interest receivable from affiliated investment	303
Total assets	$178,861,263

Liabilities
Payable for Fund shares redeemed	$314,636
Distributions payable	128,187
Payable to affiliates:
Investment adviser fee	111,936
Administration fee	22,387
Distribution and service fees	19,135
Trustees’ fees	2,050
Accrued expenses	95,127
Total liabilities	$693,458
Net Assets	$178,167,805

Sources of Net Assets
Paid-in capital	$149,207,459
Accumulated distributions in excess of net realized gain	(81,567)
Accumulated distributions in excess of net investment income	(1,539,135)
Net unrealized appreciation	30,581,048
Total	$178,167,805

Class A Shares
Net Assets	$32,126,178
Shares Outstanding	2,267,268
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.17
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.03

Class B Shares
Net Assets	$3,421,156
Shares Outstanding	246,137
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.90

Class C Shares
Net Assets	$11,099,406
Shares Outstanding	825,218
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.45

Class I Shares
Net Assets	$131,456,486
Shares Outstanding	8,927,501
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.72

Class R Shares
Net Assets	$64,579
Shares Outstanding	4,598
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding, including fractional shares)	$14.04

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends	$1,677,405
Dividends allocated from Portfolio (net of foreign taxes, $5,061)	957,308
Interest allocated from Portfolio	3,206
Interest allocated from affiliated investment	4,971
Expenses allocated from Portfolio	(569,383)
Expenses allocated from affiliated investment	(602)
Total investment income	$2,072,905

Expenses
Investment adviser fee	$944,928
Administration fee	291,851
Distribution and service fees
Class A	95,255
Class B	40,768
Class C	125,895
Class R	224
Trustees’ fees and expenses	6,275
Custodian fee	80,002
Transfer and dividend disbursing agent fees	210,488
Legal and accounting services	45,351
Printing and postage	16,306
Registration fees	62,473
Miscellaneous	19,012
Total expenses	$1,938,828
Deduct —
Reduction of custodian fee	$22
Total expense reductions	$22

Net expenses	$1,938,806

Net investment income	$134,099

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(708,355)
Investment transactions allocated from Portfolio	6,633,891
Investment transactions allocated from affiliated investment	122
Capital gain distributions received	3,888
Foreign currency transactions allocated from Portfolio	361
Net realized gain	$5,929,907
Change in unrealized appreciation (depreciation) —
Investments	$6,489,768
Investments allocated from Portfolio	8,926,367
Net change in unrealized appreciation (depreciation)	$15,416,135

Net realized and unrealized gain	$21,346,042

Net increase in net assets from operations	$21,480,141

10	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income (loss)	$134,099	$(1,541,088)
Net realized gain from investment transactions, capital gain distributions received and foreign currency transactions	5,929,907	14,631,844
Net change in unrealized appreciation (depreciation) from investments	15,416,135	(26,215,581)
Net increase (decrease) in net assets from operations	$21,480,141	$(13,124,825)
Distributions to shareholders —
From net investment income
Class A	$(273,951)	$—
Class B	(1,028)	—
Class C	(11,512)	—
Class I	(1,430,352)	—
Class R	(525)	—
From net realized gain
Class A	(2,253,359)	—
Class B	(247,284)	—
Class C	(786,657)	—
Class I	(7,873,740)	—
Class R	(3,152)	—
Total distributions to shareholders	$(12,881,560)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,359,652	$18,307,415
Class B	284,706	2,337,278
Class C	1,598,763	3,817,156
Class I	66,598,625	35,119,281
Class R	66,822	12,530
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,315,104	—
Class B	197,505	—
Class C	570,653	—
Class I	7,867,758	—
Class R	3,577	—
Cost of shares redeemed
Class A	(22,191,391)	(34,564,305)
Class B	(1,628,121)	(1,852,777)
Class C	(5,247,151)	(6,929,396)
Class I	(49,679,189)	(21,830,221)
Class R	(45,342)	(22,395)
Net asset value of shares exchanged
Class A	340,738	388,345
Class B	(340,738)	(388,345)
Net increase (decrease) in net assets from Fund share transactions	$6,071,971	$(5,605,434)

Net increase (decrease) in net assets	$14,670,552	$(18,730,259)

Net Assets
At beginning of year	$163,497,253	$182,227,512
At end of year	$178,167,805	$163,497,253

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(1,539,135)	$11,707

11	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2012

Financial Highlights

	Class A
	Year Ended December 31,
	2012		2011	2010		2009		2008
Net asset value — Beginning of year	$13.550		$14.390	$11.520		$8.260		$14.230

Income (Loss) From Operations
Net investment loss(1)	$(0.008)		$(0.124)	$(0.130)		$(0.085)		$(0.100)
Net realized and unrealized gain (loss)	1.611		(0.716)	3.000		3.345		(5.114)

Total income (loss) from operations	$1.603		$(0.840)	$2.870		$3.260		$(5.214)

Less Distributions
From net investment income	$(0.124)		$—	$—		$—		$—
From net realized gain	(0.859)		—	—		—		(0.756)

Total distributions	$(0.983)		$—	$—		$—		$(0.756)

Net asset value — End of year	$14.170		$13.550	$14.390		$11.520		$8.260

Total Return(2)	11.85%		(5.84)%	24.91%		39.47%		(38.36)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$32,126		$44,565	$64,271		$54,950		$38,811
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.40%		1.48%	1.50	%(5)	1.50	%(5)	1.70	%(5)
Net investment loss	(0.06)%		(0.87)%	(1.07)%		(0.91)%		(0.89)%
Portfolio Turnover of the Portfolio(6)	31	%(7)	85%	96%		91%		94%
Portfolio Turnover of the Fund	31	%(7)(8)	—	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05%, 0.30% and 0.30% of average daily net assets for the years ended December 31, 2010, 2009 and 2008, respectively). Absent this waiver and/or subsidy, total return would be lower.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

12	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2012

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2012		2011	2010		2009		2008
Net asset value — Beginning of year	$13.300		$14.230	$11.480		$8.290		$14.380

Income (Loss) From Operations
Net investment loss(1)	$(0.111)		$(0.226)	$(0.221)		$(0.156)		$(0.209)
Net realized and unrealized gain (loss)	1.574		(0.704)	2.971		3.346		(5.125)

Total income (loss) from operations	$1.463		$(0.930)	$2.750		$3.190		$(5.334)

Less Distributions
From net investment income	$(0.004)		$—	$—		$—		$—
From net realized gain	(0.859)		—	—		—		(0.756)

Total distributions	$(0.863)		$—	$—		$—		$(0.756)

Net asset value — End of year	$13.900		$13.300	$14.230		$11.480		$8.290

Total Return(2)	11.00%		(6.54)%	23.95%		38.48%		(38.81)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,421		$4,724	$5,104		$3,674		$2,624
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.16%		2.23%	2.25	%(5)	2.25	%(5)	2.45	%(5)
Net investment loss	(0.81)%		(1.61)%	(1.82)%		(1.66)%		(1.75)%
Portfolio Turnover of the Portfolio(6)	31	%(7)	85%	96%		91%		94%
Portfolio Turnover of the Fund	31	%(7)(8)	—	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05%, 0.30% and 0.30% of average daily net assets for the years ended December 31, 2010, 2009 and 2008, respectively). Absent this waiver and/or subsidy, total return would be lower.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

13	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2012

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2012		2011	2010		2009		2008
Net asset value — Beginning of year	$12.900		$13.800	$11.140		$8.040		$13.980

Income (Loss) From Operations
Net investment loss(1)	$(0.107)		$(0.221)	$(0.213)		$(0.153)		$(0.180)
Net realized and unrealized gain (loss)	1.530		(0.679)	2.873		3.253		(5.004)

Total income (loss) from operations	$1.423		$(0.900)	$2.660		$3.100		$(5.184)

Less Distributions
From net investment income	$(0.014)		$—	$—		$—		$—
From net realized gain	(0.859)		—	—		—		(0.756)

Total distributions	$(0.873)		$—	$—		$—		$(0.756)

Net asset value — End of year	$13.450		$12.900	$13.800		$11.140		$8.040

Total Return(2)	11.03%		(6.52)%	23.88%		38.39%		(38.78)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,099		$13,663	$17,986		$15,030		$7,790
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.16%		2.23%	2.25	%(5)	2.25	%(5)	2.45	%(5)
Net investment loss	(0.80)%		(1.62)%	(1.81)%		(1.67)%		(1.66)%
Portfolio Turnover of the Portfolio(6)	31	%(7)	85%	96%		91%		94%
Portfolio Turnover of the Fund	31	%(7)(8)	—	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05%, 0.30% and 0.30% of average daily net assets for the years ended December 31, 2010, 2009 and 2008, respectively). Absent this waiver and/or subsidy, total return would be lower.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

14	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2012

Financial Highlights — continued

	Class I
	Year Ended December 31,							Period Ended December 31, 2008(1)
	2012		2011	2010		2009
Net asset value — Beginning of period	$14.050		$14.880	$11.890		$8.500		$14.120

Income (Loss) From Operations
Net investment income (loss)(2)	$0.030		$(0.088)	$(0.101)		$(0.077)		$0.010
Net realized and unrealized gain (loss)	1.665		(0.742)	3.091		3.467		(5.630)

Total income (loss) from operations	$1.695		$(0.830)	$2.990		$3.390		$(5.620)

Less Distributions
From net investment income	$(0.166)		$—	$—		$—		$—
From net realized gain	(0.859)		—	—		—		—

Total distributions	$(1.025)		$—	$—		$—		$—

Net asset value — End of period	$14.720		$14.050	$14.880		$11.890		$8.500

Total Return(3)	12.08%		(5.58)%	25.15%		39.88%		(39.80	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$131,456		$100,509	$94,817		$39,921		$2,051
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.15%		1.23%	1.25	%(7)	1.25	%(7)	1.25	%(7)(8)
Net investment income (loss)	0.21%		(0.60)%	(0.80)%		(0.73)%		0.34	%(8)
Portfolio Turnover of the Portfolio(9)	31	%(4)	85%	96%		91%		94	%(10)
Portfolio Turnover of the Fund	31	%(4)(11)	—	—		—		—

(1)	For the period from commencement of operations on September 2, 2008 to December 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator of the Fund subsidized certain operating expenses (equal to 0.05%, 0.30% and 0.50% of average daily net assets for the years ended December 31, 2010 and 2009 and the period ended December 31, 2008, respectively). Absent this subsidy, total return would be lower.

(8)	Annualized.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	For the Portfolio’s year ended December 31, 2008.

(11)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

15	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2012

Financial Highlights — continued

	Class R
	Year Ended December 31,					Period Ended December 31, 2009(1)
	2012		2011	2010
Net asset value — Beginning of period	$13.460		$14.330	$11.510		$9.820

Income (Loss) From Operations
Net investment loss(2)	$(0.027)		$(0.159)	$(0.157)		$(0.061)
Net realized and unrealized gain (loss)	1.584		(0.711)	2.977		1.751

Total income (loss) from operations	$1.557		$(0.870)	$2.820		$1.690

Less Distributions
From net investment income	$(0.118)		$—	$—		$—
From net realized gain	(0.859)		—	—		—

Total distributions	$(0.977)		$—	$—		$—

Net asset value — End of period	$14.040		$13.460	$14.330		$11.510

Total Return(3)	11.58%		(6.07)%	24.50%		17.21	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65		$37	$50		$28
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.65%		1.73%	1.75	%(7)	1.75	%(7)(8)
Net investment loss	(0.19)%		(1.12)%	(1.28)%		(1.36	)%(8)
Portfolio Turnover of the Portfolio(9)	31	%(4)	85%	96%		91	%(10)
Portfolio Turnover of the Fund	31	%(4)(11)	—	—		—

(1)	For the period from commencement of operations on August 3, 2009 to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator of the Fund subsidized certain operating expenses (equal to 0.05% and 0.30% of average daily net assets for the year ended December 31, 2010 and the period ended December 31, 2009, respectively). Absent this subsidy, total return would be lower.

(8)	Annualized.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	For the Portfolio’s year ended December 31, 2009.

(11)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

16	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. Prior to May 1, 2012, the Fund invested all of its investable assets in interests in Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. As of the close of business on April 30, 2012, the Fund received its pro-rata share of cash and securities from the Portfolio as part of a complete liquidation of the Portfolio. As of May 1, 2012, the Fund invests directly in securities. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Prior to May 1, 2012, the net investment income or loss consisted of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

17

Eaton Vance

Small-Cap Fund

December 31, 2012

Notes to Financial Statements — continued

At December 31, 2012, the Fund had a net capital loss of $1,157,650 attributable to security transactions incurred after October 31, 2012 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2013.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$1,717,368	$—
Long-term capital gains	$11,164,192	$—

During the year ended December 31, 2012, accumulated distributions in excess of net realized gain was decreased by $13,294, accumulated distributions in excess of net investment income was decreased by $32,427 and paid-in capital was decreased by $45,721 due to differences between book and tax accounting, primarily for wash sales, distributions from real estate investment trusts (REITs), foreign currency gain (loss) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

18

Eaton Vance

Small-Cap Fund

December 31, 2012

Notes to Financial Statements — continued

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$93,838
Post October capital losses	$(1,157,650)
Net unrealized appreciation	$30,024,158

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to return of capital distributions from securities, distributions from REITs, partnership allocations and investments in partnerships.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. Prior to May 1, 2012, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s adviser fee. The Portfolio paid advisory fees to BMR on the same fee schedule as that of the Fund as described above. For the year ended December 31, 2012, the Fund’s allocated portion of the adviser fee paid by the Portfolio totaled $515,793 and the adviser fee paid by the Fund amounted to $944,928. For the year ended December 31, 2012, the Fund’s investment adviser fee, including the adviser fee allocated from the Portfolio, was 0.75% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2012, the administration fee amounted to $291,851. EVM had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceeded 1.50%, 2.25%, 2.25%, 1.25% and 1.75% of the Fund’s average daily net assets for Class A, Class B, Class C, Class I and Class R, respectively. This agreement was terminated on April 30, 2012. Pursuant to this agreement, no operating expenses were allocated to EVM for the year ended December 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $7,957 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,130 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2012. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2012 amounted to $95,255 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2012, the Fund paid or accrued to EVD $30,576 and $94,421 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $236,000 and $1,691,000, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to

19

Eaton Vance

Small-Cap Fund

December 31, 2012

Notes to Financial Statements — continued

0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2012, the Fund paid or accrued to EVD $112 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2012 amounted to $10,192, $31,474 and $112 for Class B, Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2012, the Fund was informed that EVD received approximately $4,000, $7,000 and $1,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments by the Portfolio, other than short-term obligations and investments transferred to the Fund, for the period from January 1, 2012 through April 30, 2012 aggregated $78,352,083 and $60,243,834, respectively. Purchases and sales of investments by the Fund, other than short-term obligations and investments acquired in the transfer of assets from the Portfolio, for the period from May 1, 2012 through December 31, 2012 aggregated $57,173,714 and $86,347,711, respectively. Increases and decreases in the Fund’s investment in the Portfolio for the period from January 1, 2012 through April 30, 2012 were $44,973,624 and $224,606,962, respectively. Included in decreases is $210,548,909, representing the Fund’s interest in the Portfolio as of the close of business on April 30, 2012, which was exchanged for cash and securities of the Portfolio on that date having the same fair value. The Fund’s cost of its investment in the Portfolio on such date of $186,457,629 was carried forward to the assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2012	2011

Sales	378,020	1,255,860
Issued to shareholders electing to receive payments of distributions in Fund shares	160,852	—
Redemptions	(1,585,791)	(2,460,512)
Exchange from Class B shares	24,584	27,025
Net decrease	(1,022,335)	(1,177,627)

	Year Ended December 31,
Class B	2012	2011

Sales	20,449	160,702
Issued to shareholders electing to receive payments of distributions in Fund shares	13,982	—
Redemptions	(118,432)	(136,780)
Exchange to Class A shares	(25,142)	(27,429)
Net decrease	(109,143)	(3,507)

20

Eaton Vance

Small-Cap Fund

December 31, 2012

Notes to Financial Statements — continued

	Year Ended December 31,
Class C	2012	2011

Sales	119,729	268,858
Issued to shareholders electing to receive payments of distributions in Fund shares	41,738	—
Redemptions	(395,431)	(512,683)

Net decrease	(233,964)	(243,825)

	Year Ended December 31,
Class I	2012	2011

Sales	4,614,937	2,286,860
Issued to shareholders electing to receive payments of distributions in Fund shares	527,103	—
Redemptions	(3,369,837)	(1,503,720)

Net increase	1,772,203	783,140

	Year Ended December 31,
Class R	2012	2011

Sales	4,693	857
Issued to shareholders electing to receive payments of distributions in Fund shares	251	—
Redemptions	(3,119)	(1,546)

Net increase (decrease)	1,825	(689)

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$148,769,833

Gross unrealized appreciation	$33,082,286
Gross unrealized depreciation	(3,058,128)

Net unrealized appreciation	$30,024,158

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

21

Eaton Vance

Small-Cap Fund

December 31, 2012

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$174,731,721	*	$—	$—	$174,731,721
Short-Term Investments	—		4,062,270	—	4,062,270

Total Investments	$174,731,721		$4,062,270	$—	$178,793,991

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

22

Eaton Vance

Small-Cap Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2013

23

Eaton Vance

Small-Cap Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $2,193,975, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012, $11,702,973 or, if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Small-Cap Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

25

Eaton Vance

Small-Cap Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

164-2/13	SCGSRC

Eaton Vance Small-Cap Value Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Small-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Management and Organization	23

Important Notices	25

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

In the final months of the fiscal year, however, from early October 2012 through December 2012, U.S. stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to drag down its economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the housing market, and the European Central Bank’s efforts to strengthen and centralize the European banking system.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Small-Cap Value Fund (the Fund) had a total return of 9.59% for Class A shares at net asset value (NAV), underperforming the 18.05% return of the Fund’s benchmark, the Russell 2000 Value Index (the Index)2.

Stock selection and an underweight position in the financials sector, as well as stock selection in the materials and industrials sectors, detracted from the Fund’s performance relative to the Index during the period. An overweight and stock selection in the energy sector hurt relative Fund returns versus the Index as well.

Within the financials sector, stock selection in real estate investment trusts (REITs), commercial banks, capital markets and insurance, along with an underweight in REITs, hurt Fund returns versus the Index during the period. In the materials sector, stock selection in chemicals and in containers & packaging weighed on relative Fund returns, as did an underweight and stock selection in paper & forest products. Relative Fund performance versus the Index in the industrials sector was hurt by stock selection in machinery, commercial services & supplies, airlines and aerospace & defense. Stock selection in oil, gas & consumable fuels, along with an overweight and stock selection in energy equipment & services, led to relative Fund underperformance versus the Index in the energy sector.

In contrast, stock selection in the information technology (IT) and utilities sectors helped the Fund’s performance relative to the Index during the period. Within IT, stock selection in IT services, electronic equipment instruments & components and communications equipment contributed to relative Fund returns versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Performance2,3

Portfolio Managers Gregory R. Greene, CFA, J. Bradley Ohlmuller, CFA and Robert J. Milmore, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	06/28/2002	9.59%	2.97%	8.25%	—
Class A with 5.75% Maximum Sales Charge	—	3.30	1.77	7.61	—
Class B at NAV	07/09/2002	8.80	2.20	7.45	—
Class B with 5% Maximum Sales Charge	—	3.82	1.84	7.45	—
Class C at NAV	07/03/2002	8.76	2.20	7.44	—
Class C with 1% Maximum Sales Charge	—	7.76	2.20	7.44	—
Class I at NAV	10/01/2009	9.89	—	—	9.86%
Russell 2000 Value Index	—	18.05%	3.54%	9.49%	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		2.05%	2.80%	2.80%	1.77%
Net		1.45	2.20	2.20	1.20

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2002	$20,521	N.A.
Class C	$10,000	12/31/2002	$20,509	N.A.
Class I	$250,000	10/01/2009	$339,500	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

MAXIMUS, Inc.	2.9%
NETGEAR, Inc.	2.9
Teleflex, Inc.	2.6
RPM International, Inc.	2.5
Prosperity Bancshares, Inc.	2.5
Spirit Airlines, Inc.	2.3
EMCOR Group, Inc.	2.3
West Pharmaceutical Services, Inc.	2.3
AptarGroup, Inc.	2.2
MasTec, Inc.	2.1
Total	24.6%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 2000 Value Index is an unmanaged index of U.S. small-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/13. Without the reimbursement, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,048.40	$7.47	**	1.45%
Class B	$1,000.00	$1,044.90	$11.31	**	2.20%
Class C	$1,000.00	$1,044.30	$11.31	**	2.20%
Class I	$1,000.00	$1,049.40	$6.18	**	1.20%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.80	$7.35	**	1.45%
Class B	$1,000.00	$1,014.10	$11.14	**	2.20%
Class C	$1,000.00	$1,014.10	$11.14	**	2.20%
Class I	$1,000.00	$1,019.10	$6.09	**	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Portfolio of Investments

Common Stocks — 91.6%

Security	Shares	Value

Airlines — 2.3%
Spirit Airlines, Inc.(1)	39,907	$707,152

		$707,152

Auto Components — 1.8%
Dana Holding Corp.	34,810	$543,384

		$543,384

Building Products — 2.1%
A.O. Smith Corp.	10,312	$650,378

		$650,378

Chemicals — 5.8%
Calgon Carbon Corp.(1)	37,687	$534,402
Innophos Holdings, Inc.	10,128	470,952
RPM International, Inc.	26,217	769,731

		$1,775,085

Commercial Banks — 8.1%
Bank of Marin Bancorp	4,380	$164,075
First Midwest Bancorp, Inc.	36,039	451,208
Prosperity Bancshares, Inc.	17,967	754,614
Trustmark Corp.	24,179	543,060
Umpqua Holdings Corp.	48,358	570,141

		$2,483,098

Communications Equipment — 2.9%
NETGEAR, Inc.(1)	22,848	$900,668

		$900,668

Construction & Engineering — 4.4%
EMCOR Group, Inc.	20,159	$697,703
MasTec, Inc.(1)	26,484	660,246

		$1,357,949

Containers & Packaging — 2.2%
AptarGroup, Inc.	13,866	$661,685

		$661,685

Security	Shares	Value

Electric Utilities — 3.2%
Cleco Corp.	12,351	$494,164
Portland General Electric Co.	18,403	503,506

		$997,670

Electrical Equipment — 1.9%
General Cable Corp.(1)	19,371	$589,072

		$589,072

Electronic Equipment, Instruments & Components — 1.7%
Itron, Inc.(1)	11,858	$528,274

		$528,274

Energy Equipment & Services — 2.5%
Hornbeck Offshore Services, Inc.(1)	15,996	$549,303
Oil States International, Inc.(1)	3,073	219,842

		$769,145

Food Products — 4.3%
Darling International, Inc.(1)	19,235	$308,529
J & J Snack Foods Corp.	6,033	385,750
Lancaster Colony Corp.	9,155	633,435

		$1,327,714

Health Care Equipment & Supplies — 4.9%
Teleflex, Inc.	11,377	$811,294
West Pharmaceutical Services, Inc.	12,616	690,726

		$1,502,020

Health Care Providers & Services — 1.9%
Magellan Health Services, Inc.(1)	11,684	$572,516

		$572,516

Insurance — 6.5%
Aspen Insurance Holdings, Ltd.	17,245	$553,220
National Financial Partners Corp.(1)	24,938	427,437
ProAssurance Corp.	3,378	142,518
Protective Life Corp.	12,641	361,280
Tower Group, Inc.	29,024	515,756

		$2,000,211

7	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 2.9%
MAXIMUS, Inc.	14,307	$904,489

		$904,489

Machinery — 6.0%
Barnes Group, Inc.	28,706	$644,737
Crane Co.	10,632	492,049
EnPro Industries, Inc.(1)	9,919	405,687
Titan International, Inc.	13,748	298,606

		$1,841,079

Oil, Gas & Consumable Fuels — 3.5%
Stone Energy Corp.(1)	23,705	$486,427
VAALCO Energy, Inc.(1)	67,980	588,027

		$1,074,454

Professional Services — 0.9%
Towers Watson & Co., Class A	4,694	$263,850

		$263,850

Real Estate Investment Trusts (REITs) — 7.4%
DuPont Fabros Technology, Inc.	18,136	$438,166
LaSalle Hotel Properties	21,598	548,373
Pebblebrook Hotel Trust	15,289	353,176
PS Business Parks, Inc.	4,572	297,089
Senior Housing Properties Trust	26,760	632,606

		$2,269,410

Road & Rail — 2.1%
Old Dominion Freight Line, Inc.(1)	19,046	$652,897

		$652,897

Semiconductors & Semiconductor Equipment — 1.4%
OmniVision Technologies, Inc.(1)	30,278	$426,314

		$426,314

Specialty Retail — 3.9%
Aeropostale, Inc.(1)	27,559	$358,542
Children’s Place Retail Stores, Inc. (The)(1)	10,220	452,644
Finish Line, Inc. (The), Class A	19,734	373,565

		$1,184,751

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 4.0%
Hanesbrands, Inc.(1)	17,337	$621,011
Iconix Brand Group, Inc.(1)	27,374	610,988

		$1,231,999

Thrifts & Mortgage Finance — 3.0%
First Defiance Financial Corp.	8,790	$168,680
Oritani Financial Corp.	20,550	314,826
Washington Federal, Inc.	26,668	449,889

		$933,395

Total Common Stocks (identified cost $22,843,303)		$28,148,659

Short-Term Investments — 10.9%

Description	Principal Amount (000’s omitted)	Value
State Street Bank and Trust Euro Time Deposit, 0.01%, 1/2/13	$3,329	$3,328,584

Total Short-Term Investments (identified cost $3,328,584)		$3,328,584

Total Investments — 102.5% (identified cost $26,171,887)		$31,477,243

Other Assets, Less Liabilities — (2.5)%		$(753,809)

Net Assets — 100.0%		$30,723,434

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

8	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Investments, at value (identified cost, $26,171,887)	$31,477,243
Dividends and interest receivable	15,193
Receivable for Fund shares sold	36,693
Receivable from affiliate	16,565
Total assets	$31,545,694

Liabilities
Payable for Fund shares redeemed	$724,411
Payable to affiliates:
Investment adviser fee	25,976
Administration fee	3,896
Distribution and service fees	12,372
Trustees’ fees	445
Accrued expenses	55,160
Total liabilities	$822,260
Net Assets	$30,723,434

Sources of Net Assets
Paid-in capital	$24,754,000
Accumulated net realized gain	613,262
Accumulated undistributed net investment income	50,816
Net unrealized appreciation	5,305,356
Net Assets	$30,723,434

Class A Shares
Net Assets	$19,173,510
Shares Outstanding	1,347,669
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.23
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.10

Class B Shares
Net Assets	$2,040,763
Shares Outstanding	151,109
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.51

Class C Shares
Net Assets	$7,911,148
Shares Outstanding	587,785
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.46

Class I Shares
Net Assets	$1,598,013
Shares Outstanding	111,374
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.35

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends (net of foreign taxes, $96)	$519,890
Interest	67
Total investment income	$519,957

Expenses
Investment adviser fee	$327,333
Administration fee	49,100
Distribution and service fees
Class A	51,836
Class B	22,805
Class C	82,331
Trustees’ fees and expenses	1,845
Custodian fee	40,692
Transfer and dividend disbursing agent fees	68,830
Legal and accounting services	30,404
Printing and postage	17,562
Registration fees	48,621
Miscellaneous	14,618
Total expenses	$755,977
Deduct —
Allocation of expenses to affiliates	$206,217
Total expense reductions	$206,217

Net expenses	$549,760

Net investment loss	$(29,803)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,469,180
Capital gain distributions received	5,755
Net realized gain	$3,474,935
Change in unrealized appreciation (depreciation) —
Investments	$(490,738)
Net change in unrealized appreciation (depreciation)	$(490,738)

Net realized and unrealized gain	$2,984,197

Net increase in net assets from operations	$2,954,394

10	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment loss	$(29,803)	$(118,175)
Net realized gain from investment transactions and capital gain distributions received	3,474,935	77,639
Net change in unrealized appreciation (depreciation) from investments	(490,738)	(895,768)
Net increase (decrease) in net assets from operations	$2,954,394	$(936,304)
Distributions to shareholders —
From net realized gain
Class A	$(1,565,666)	$(233,487)
Class B	(176,426)	(25,460)
Class C	(674,079)	(92,299)
Class I	(180,323)	(12,912)
Total distributions	$(2,596,494)	$(364,158)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,576,506	$6,456,293
Class B	125,459	904,506
Class C	1,108,016	2,099,812
Class I	1,376,710	1,533,953
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,531,128	214,163
Class B	165,082	22,368
Class C	571,642	78,574
Class I	104,394	10,435
Cost of shares redeemed
Class A	(7,663,890)	(9,573,663)
Class B	(373,635)	(603,329)
Class C	(2,498,255)	(2,293,168)
Class I	(1,152,236)	(634,224)
Net asset value of shares exchanged
Class A	263,975	503,576
Class B	(263,975)	(503,576)
Net decrease in net assets from Fund share transactions	$(4,129,079)	$(1,784,280)

Net decrease in net assets	$(3,771,179)	$(3,084,742)

Net Assets
At beginning of year	$34,494,613	$37,579,355
At end of year	$30,723,434	$34,494,613

Accumulated undistributed net investment income included in net assets
At end of year	$50,816	$30,553

11	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Financial Highlights

	Class A
	Year Ended December 31,
	2012	2011	2010		2009	2008
Net asset value — Beginning of year	$14.120	$14.510	$12.320		$9.910	$13.500

Income (Loss) From Operations
Net investment income (loss)(1)	$0.020	$(0.012)	$0.003	(2)	$0.027	$0.018
Net realized and unrealized gain (loss)	1.341	(0.233)	2.187		2.383	(3.608)

Total income (loss) from operations	$1.361	$(0.245)	$2.190		$2.410	$(3.590)

Less Distributions
From net realized gain	$(1.251)	$(0.145)	$—		$—	$—

Total distributions	$(1.251)	$(0.145)	$—		$—	$—

Net asset value — End of year	$14.230	$14.120	$14.510		$12.320	$9.910

Total Return(3)(4)	9.59%	(1.68)%	17.78%		24.32%	(26.59)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,174	$22,099	$25,220		$18,471	$11,005
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.45%	1.56%	1.65%		1.65%	1.65%
Net investment income (loss)	0.14%	(0.09)%	0.03	%(2)	0.26%	0.15%
Portfolio Turnover	36%	30%	42%		48%	76%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.026 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.17)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and/or administrator subsidized certain operating expenses (equal to 0.63%, 0.49%, 0.39%, 0.74% and 0.62% of average daily net assets for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2012	2011	2010		2009	2008
Net asset value — Beginning of year	$13.560	$14.050	$12.020		$9.740	$13.370

Income (Loss) From Operations
Net investment loss(1)	$(0.088)	$(0.117)	$(0.094	)(2)	$(0.046)	$(0.080)
Net realized and unrealized gain (loss)	1.289	(0.228)	2.124		2.326	(3.550)

Total income (loss) from operations	$1.201	$(0.345)	$2.030		$2.280	$(3.630)

Less Distributions
From net realized gain	$(1.251)	$(0.145)	$—		$—	$—

Total distributions	$(1.251)	$(0.145)	$—		$—	$—

Net asset value — End of year	$13.510	$13.560	$14.050		$12.020	$9.740

Total Return(3)(4)	8.80%	(2.45)%	16.89%		23.41%	(27.15)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,041	$2,371	$2,666		$2,277	$2,122
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.20%	2.31%	2.40%		2.40%	2.40%
Net investment loss	(0.62)%	(0.84)%	(0.74	)%(2)	(0.46)%	(0.66)%
Portfolio Turnover	36%	30%	42%		48%	76%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends which amounted to $0.023 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.93)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and/or administrator subsidized certain operating expenses (equal to 0.63%, 0.49%, 0.39%, 0.74% and 0.62% of average daily net assets for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2012	2011	2010		2009	2008
Net asset value — Beginning of year	$13.520	$14.000	$11.980		$9.720	$13.330

Income (Loss) From Operations
Net investment loss(1)	$(0.086)	$(0.115)	$(0.093	)(2)	$(0.049)	$(0.075)
Net realized and unrealized gain (loss)	1.277	(0.220)	2.113		2.309	(3.535)

Total income (loss) from operations	$1.191	$(0.335)	$2.020		$2.260	$(3.610)

Less Distributions
From net realized gain	$(1.251)	$(0.145)	$—		$—	$—

Total distributions	$(1.251)	$(0.145)	$—		$—	$—

Net asset value — End of year	$13.460	$13.520	$14.000		$11.980	$9.720

Total Return(3)(4)	8.76%	(2.39)%	16.86%		23.38%	(27.16)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,911	$8,702	$9,225		$8,056	$4,936
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.20%	2.31%	2.40%		2.40%	2.40%
Net investment loss	(0.61)%	(0.83)%	(0.74	)%(2)	(0.49)%	(0.63)%
Portfolio Turnover	36%	30%	42%		48%	76%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends which amounted to $0.023 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.93)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and/or administrator subsidized certain operating expenses (equal to 0.63%, 0.49%, 0.39%, 0.74% and 0.62% of average daily net assets for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Financial Highlights — continued

	Class I
	Year Ended December 31,				Period Ended December 31, 2009(1)
	2012	2011	2010
Net asset value — Beginning of period	$14.190	$14.550	$12.330		$11.600

Income (Loss) From Operations
Net investment income(2)	$0.061	$0.035	$0.044	(3)	$0.008
Net realized and unrealized gain (loss)	1.350	(0.250)	2.176		0.722

Total income (loss) from operations	$1.411	$(0.215)	$2.220		$0.730

Less Distributions
From net realized gain	$(1.251)	$(0.145)	$—		$—

Total distributions	$(1.251)	$(0.145)	$—		$—

Net asset value — End of period	$14.350	$14.190	$14.550		$12.330

Total Return(4)(5)	9.89%	(1.47)%	18.00%		6.29	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,598	$1,322	$468		$103
Ratios (as a percentage of average daily net assets):
Expenses(5)(7)	1.20%	1.28%	1.40%		1.40	%(8)
Net investment income	0.41%	0.24%	0.34	%(3)	0.28	%(8)
Portfolio Turnover	36%	30%	42%		48	%(9)

(1)	For the period from the start of business, October 1, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)

Net investment income per share reflects special dividends which amounted to $0.033 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.09%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

The investment adviser and/or administrator subsidized certain operating expenses (equal to 0.63%, 0.49%, 0.39% and 0.74% of average daily net assets for the years ended December 31, 2012, 2011 and 2010 and the period ended December 31, 2009, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(6)	Not annualized.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the year ended December 31, 2009.

15	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business

16

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Notes to Financial Statements — continued

trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Long-term capital gains	$2,596,494	$364,158

During the year ended December 31, 2012, accumulated net realized gain was increased by $4,691, accumulated undistributed net investment income was increased by $50,066 and paid-in capital was decreased by $54,757 due to differences between book and tax accounting, primarily for net operating losses and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$628,277
Net unrealized appreciation	$5,341,157

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and distributions from REITs.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. Prior to March 19, 2012, BMR delegated the investment management of the Fund to Fox Asset Management LLC (Fox), an affiliate of EVM, and paid Fox a portion of its advisory fee for sub-advisory services provided to the Fund. Effective March 19, 2012, the portfolio managers of the Fund became dual employees of BMR and Fox and the sub-advisory agreement was terminated. For the year ended December 31, 2012, the investment adviser fee amounted to $327,333 or 1.00% of the Fund’s average daily net assets. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2012, the administration fee amounted to $49,100. BMR and EVM (and Fox prior to March 19, 2012) have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.45%, 2.20%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2013. Pursuant to this agreement, BMR, EVM and Fox were allocated $206,217 in total of the Fund’s operating expenses for the year ended December 31, 2012. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $4,461 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM

17

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Notes to Financial Statements — continued

and the Fund’s principal underwriter, received $3,974 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2012 amounted to $51,836 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2012, the Fund paid or accrued to EVD $17,104 and $61,748 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $28,000 and $867,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2012 amounted to $5,701 and $20,583 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2012, the Fund was informed that EVD received approximately $100, $3,000 and $200 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $11,576,656 and $20,666,266, respectively, for the year ended December 31, 2012.

18

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2012	2011

Sales	173,756	452,476
Issued to shareholders electing to receive payments of distributions in Fund shares	106,997	15,211
Redemptions	(516,299)	(675,283)
Exchange from Class B shares	17,738	34,824

Net decrease	(217,808)	(172,772)

	Year Ended December 31,
Class B	2012	2011

Sales	8,930	63,722
Issued to shareholders electing to receive payments of distributions in Fund shares	12,147	1,654
Redemptions	(26,291)	(44,255)
Exchange to Class A shares	(18,532)	(36,105)

Net decrease	(23,746)	(14,984)

	Year Ended December 31,
Class C	2012	2011

Sales	78,776	149,726
Issued to shareholders electing to receive payments of distributions in Fund shares	42,219	5,824
Redemptions	(177,017)	(170,559)

Net decrease	(56,022)	(15,009)

	Year Ended December 31,
Class I	2012	2011

Sales	90,071	104,507
Issued to shareholders electing to receive payments of distributions in Fund shares	7,230	739
Redemptions	(79,105)	(44,240)

Net increase	18,196	61,006

19

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$26,136,086

Gross unrealized appreciation	$5,853,344
Gross unrealized depreciation	(512,187)

Net unrealized appreciation	$5,341,157

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$28,148,659	*	$—	$—	$28,148,659
Short-Term Investments	—		3,328,584	—	3,328,584

Total Investments	$28,148,659		$3,328,584	$—	$31,477,243

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

20

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Value Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2013

21

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012, $3,522,197 or, if subsequently determined to be different, the net capital gain of such year.

22

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

23

Eaton Vance

Small-Cap Value Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

25

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1303-2/13	SCVSRC

Eaton Vance Parametric Option Absolute Return Strategy Fund Annual Report December 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2012

Eaton Vance

Parametric Option Absolute Return Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	24

Federal Tax Information	25

Management and Organization	26

Important Notices	28

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Highly accommodative monetary policies instituted by central banks around the world exerted an unusual amount of influence on financial markets, pushing interest rates to historic lows. The U.S. Federal Reserve (the Fed) acted several times during the period to maintain downward pressure on rates. In the spring of 2012, it extended Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds. In September 2012, the Fed began purchasing about $40 billion of agency mortgage-backed securities (MBS) monthly. And in December 2012, it replaced Operation Twist, which was expiring, with outright purchases of another $40 billion or so of long-term Treasuries each month. This downward pressure on yields of Treasuries and other sovereign bonds drove investors to look elsewhere for income. The result was that many investors moved out of Treasuries and into higher-yielding corporate bonds and commercial mortgage-backed securities (CMBS), pushing up prices for those asset classes and narrowing their spreads to Treasuries.

At the same time, improving economic conditions, especially in the second half of the fiscal year, made fixed-income investors more comfortable with riskier asset classes such as corporate bonds and CMBS. In the United States, unemployment began to gradually decline, and the battered housing market appeared to be finally turning around — in part because of the Fed’s downward pressure on mortgage rates. Overseas, actions by the European Central Bank (ECB) calmed many investors’ fears that Europe’s debt crisis would lead to a fracturing of the eurozone and drag the U.S. and global economies back into recession. In hindsight, it appeared that the turning point for Europe may have been ECB President Mario Draghi’s declaration in July of 2012 that “the ECB is ready to do whatever it takes to preserve the euro.”

For the one-year period as a whole, this combination of downward pressure on interest rates and an increased appetite for risk had several effects. Treasuries produced modestly positive returns, as their rates were down slightly but almost unchanged year-over-year. The Fed’s September 2012 announcement of its plan to buy agency MBS pushed prices of that asset class up and narrowed mortgage spreads to Treasuries. And corporate bonds and CMBS rallied, outperforming Treasuries for the one-year period.

Volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index (VIX)2, fell almost 23% in 2012, despite persistent economic (European sovereign debt, concerns about U.S. growth) and political (U.S. election, debt crisis) headlines. While the VIX, which is a measure of implied volatility, averaged close to 18% for the year, it experienced spikes into the mid 20’s and declines to levels below 14. The VIX is generally considered to be negatively correlated to the equity market; as equities rally, the VIX will generally fall and vice versa.

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Parametric Option Absolute Return Strategy Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 7.56%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index), returned 0.11% during the period. The S&P 500 Index gained 16.00% for the year.

The Fund’s investment objective is total return, which it seeks to achieve primarily by writing (selling) a series of call and put option spread combinations on the S&P 500 Index as an overlay to a portfolio of short-term, high-grade, fixed-income securities. The Fund’s option strategy employs a systematic, rules-based approach designed to capitalize on the general imbalance of natural buyers of stock index options over natural sellers of such options, while also attempting to limit the Fund’s maximum option loss potential. Option prices have historically increased or decreased when volatility in the market has increased or decreased. Thus, the returns generated by the Fund’s option strategy are intended to be uncorrelated with those of the S&P 500 Index.

The option overlay strategy portion of the Fund performed as expected during 2012. The process of selling option spreads that limit potential loss to a predetermined amount (as detailed in the prospectus) proved to be beneficial during periods of market stress.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Performance2,3

Portfolio Managers Ken Everding, Ph.D. and Jonathan Orseck, each of Parametric Risk Advisors LLC; Thomas H. Luster, CFA and Maria Cappellano

% Average Annual Total Returns	Inception Date	One Year	Since Inception
Class A at NAV	09/30/2010	7.56%	5.30%
Class A with 4.75% Maximum Sales Charge	—	2.44	3.05
Class C at NAV	09/30/2010	6.68	4.52
Class C with 1% Maximum Sales Charge	—	5.70	4.52
Class I at NAV	09/30/2010	7.84	5.56
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	09/30/2010	0.11%	0.11%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I
Gross	1.80%	2.55%	1.55%
Net	1.45	2.20	1.20

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class A	$10,000	09/30/2010	$11,235	$10,700
Class C	$10,000	09/30/2010	$11,047	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Fund Profile

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch®indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/13. Without the reimbursement, performance would have been lower.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective March 1, 2013, the name of the Fund is changed to Parametric Absolute Return Fund. Class A and Class I shares of the Fund are renamed Investor Class and Institutional Class, respectively. The front-end sales charge payable upon purchase of Investor Class shares of the Fund is eliminated. The minimum initial purchase of Institutional Class shares of the Fund is changed to $50,000 (waived in certain circumstances). Class C shares of the Fund are no longer available for purchase or exchange and all existing Class C shares will convert to Investor Class shares on or about March 16, 2013. Any Class C shares converted to Investor Class will continue to be subject to any applicable Class C contingent deferred sales charge.

5

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During Period* (7/1/12 – 12/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,041.60	$7.85	**	1.53%
Class C	$1,000.00	$1,037.60	$11.68	**	2.28%
Class I	$1,000.00	$1,043.50	$6.57	**	1.28%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.40	$7.76	**	1.53%
Class C	$1,000.00	$1,013.70	$11.54	**	2.28%
Class I	$1,000.00	$1,018.70	$6.50	**	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2012.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Portfolio of Investments

Corporate Bonds & Notes — 29.6%

Security	Principal Amount (000’s omitted)	Value

Agriculture — 0.5%
Philip Morris International, Inc., 4.875%, 5/16/13	$300	$304,886

		$304,886

Auto Manufacturers — 0.6%
Volkswagen International Finance N.V., 1.15%, 11/20/15(1)	$350	$350,702

		$350,702

Banks — 13.6%
American Express Centurion Bank, 0.875%, 11/13/15	$250	$249,971
American Express Co., MTN, 1.91%, 6/19/13(2)	100	100,750
Bank of America Corp., MTN, 1.733%, 1/30/14(2)	250	252,155
Bank of Montreal, 2.125%, 6/28/13	250	252,151
Bank of Montreal, MTN, 0.80%, 11/6/15	250	249,796
Bank of New York Mellon Corp. (The), 0.70%, 10/23/15	250	249,223
Bank of Nova Scotia, 0.75%, 10/9/15	250	248,780
BB&T Corp., MTN, 3.375%, 9/25/13	150	153,147
BlackRock, Inc., 0.612%, 5/24/13(2)	200	200,240
Branch Banking & Trust Co., 4.875%, 1/15/13	200	200,301
Capital One Financial Corp., 1.00%, 11/6/15	125	124,654
Citigroup, Inc., 0.436%, 3/7/14(2)	250	248,463
Citigroup, Inc., 2.31%, 8/13/13(2)	250	252,439
Credit Suisse USA, Inc., 0.593%, 4/12/13(2)	270	270,143
Credit Suisse USA, Inc., 2.20%, 1/14/14	200	203,104
Fifth Third Bank, 0.421%, 5/17/13(2)	400	399,939
Goldman Sachs Group, Inc., 0.911%, 9/29/14(2)	255	254,045
Goldman Sachs Group, Inc., 1.312%, 2/7/14(2)	125	125,399
HSBC Finance Corp., 0.59%, 1/15/14(2)	260	259,273
JPMorgan Chase & Co, MTN, 1.061%, 9/30/13(2)	150	150,805
JPMorgan Chase & Co. MTN, 1.10%, 10/15/15	250	250,143
JPMorgan Chase & Co, MTN, 1.116%, 1/24/14(2)	200	201,395
Morgan Stanley, 1.293%, 4/29/13(2)	325	325,763
Morgan Stanley, MTN, 1.293%, 1/9/14(2)	225	223,468
National Australia Bank, 2.50%, 1/8/13(1)	250	250,064
PNC Funding Corp., 0.513%, 1/31/14(2)	175	175,121
Royal Bank of Canada, 1.125%, 1/15/14	250	251,751
Royal Bank of Canada, MTN, 0.80%, 10/30/15	250	249,866
State Street Corp., 0.511%, 12/8/15(2)	200	198,694
State Street Corp., 0.661%, 3/7/14(2)	150	150,555
Toronto Dominion Bank, MTN, 0.494%, 7/26/13(2)	400	400,379
US Bank NA, 0.62%, 10/14/14(2)	125	125,139
US Bank NA, 4.95%, 10/30/14	150	161,351

Security	Principal Amount (000’s omitted)	Value

Banks (continued)
US Bank NA, MTN, 1.375%, 9/13/13	$150	$150,903
Wachovia Corp., 0.693%, 11/3/14(2)	200	199,501
Westpac Banking Corp., 4.20%, 2/27/15	180	193,182

		$7,952,053

Beverages — 2.3%
Anheuser-Busch InBev SA/NV, 2.50%, 3/26/13	$350	$351,637
Anheuser-Busch InBev Worldwide, Inc., 0.70%, 7/14/14(2)	55	55,230
Coca-Cola Refreshments USA, Inc., 0.75%, 3/13/15	350	352,858
Coca-Cola Refreshments USA, Inc., 1.125%, 11/12/13	360	361,689
PepsiCo, Inc., 0.70%, 8/13/15	250	250,461

		$1,371,875

Business Equipment and Services — 0.5%
eBay, Inc., 0.875%, 10/15/13	$300	$301,153

		$301,153

Computers — 0.7%
IBM Corp., 0.55%, 2/6/15	$400	$400,258

		$400,258

Diversified Manufacturing — 0.6%
Procter & Gamble Co., 0.233%, 2/6/14(2)	$350	$349,917

		$349,917

Drugs — 1.2%
Johnson & Johnson, 0.40%, 5/15/14(2)	$580	$581,427
Merck & Co., Inc., 4.375%, 2/15/13	100	100,484

		$681,911

Electric — 1.3%
Florida Power Corp., 0.65%, 11/15/15	$275	$274,774
Georgia Power Co., 0.625%, 11/15/15	250	249,617
NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	250	251,928

		$776,319

Financial Services — 3.4%
Caterpillar Financial Services Corp., 0.70%, 11/6/15	$250	$249,516
Caterpillar Financial Services Corp., MTN, 6.20%, 9/30/13	250	260,840
Charles Schwab Corp. (The), 0.85%, 12/4/15	250	250,727
General Electric Capital Corp., MTN, 0.458%, 9/15/14(2)	205	204,388
General Electric Capital Corp., MTN, 1.31%, 9/23/13(2)	250	250,212

7	See Notes to Financial Statements.

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Financial Services (continued)
General Electric Capital Corp., MTN, 1.875%, 9/16/13	$250	$252,510
John Deere Capital Corp., 0.70%, 9/4/15	250	250,138
Western Union Co., 0.891%, 3/7/13(2)	250	250,229

		$1,968,560

Foods — 0.4%
Unilever Capital Corp., 0.45%, 7/30/15	$250	$249,173

		$249,173

Insurance — 1.5%
Berkshire Hathaway Financial Corp., 5.00%, 8/15/13	$300	$308,584
MetLife, Inc., 1.563%, 8/6/13(2)	325	327,360
Prudential Financial, Inc., MTN, 2.75%, 1/14/13	100	100,095
Prudential Financial, Inc., MTN, 4.50%, 7/15/13	150	153,012

		$889,051

Media — 0.4%
Walt Disney Co. (The), MTN, 0.45%, 12/1/15	$250	$248,927

		$248,927

Oil & Gas — 0.5%
Shell International Finance B.V., 4.00%, 3/21/14	$250	$261,080

		$261,080

Retail — 0.4%
Walgreen Co., 4.875%, 8/1/13	$220	$225,460

		$225,460

Retail – Specialty and Apparel — 0.5%
Target Corp., 5.125%, 1/15/13	$300	$300,479

		$300,479

Transportation — 0.6%
United Parcel Service, Inc., 4.50%, 1/15/13	$350	$350,505

		$350,505

Utilities — 0.6%
Alabama Power Co., 5.80%, 11/15/13	$114	$119,172
Virginia Electric & Power Co., 4.75%, 3/1/13	250	251,781

		$370,953

Total Corporate Bonds & Notes (identified cost $17,243,887)		$17,353,262

Commercial Mortgage-Backed Securities — 3.3%

Security	Principal Amount (000’s omitted)	Value

BSCMS, Series 2002-TOP8, Class A2, 4.83%, 8/15/38	$5	$4,688
BSCMS, Series 2004-T14, Class A4, 5.20%, 1/12/41	250	259,829
CSFB, Series 2003-C3, Class A5, 3.936%, 5/15/38	202	202,347
GECMC, Series 2003-C2, Class A4, 5.145%, 7/10/37	173	175,320
GMACC, Series 2004-C1, Class A4, 4.908%, 3/10/38	250	260,190
JPMCC, Series 2003-PM1A, Class A4, 5.326%, 8/12/40(3)	250	253,094
JPMCC, Series 2005-CB11, Class A3, 5.197%, 8/12/37	79	81,022
LB-UBS, Series 2003-C1, Class A4, 4.394%, 3/15/32	30	29,753
LB-UBS, Series 2003-C7, Class A4, 4.931%, 9/15/35(3)	350	355,840
LB-UBS, Series 2004-C4, Class A4, 5.533%, 6/15/29(3)	200	212,704
MSC, Series 2003-IQ5, Class A4, 5.01%, 4/15/38	82	83,049
NASC, Series 1998-D6, Class A3, 7.306%, 3/15/30(3)	48	48,250

Total Commercial Mortgage-Backed Securities (identified cost $1,995,534)		$1,966,086

Collateralized Mortgage Obligations — 3.9%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp., Series 2840, Class OE, 5.00%, 2/15/33	$143	$149,028
Federal Home Loan Mortgage Corp., Series 2971, Class GC, 5.00%, 7/15/18	316	322,750
Federal Home Loan Mortgage Corp., Series 2977, Class PC, 5.00%, 6/15/31	92	91,985
Federal Home Loan Mortgage Corp., Series 3047, Class OB, 5.50%, 12/15/33	90	93,285
Federal Home Loan Mortgage Corp., Series 3490, Class AH, 5.00%, 3/15/28	125	124,849
Federal Home Loan Mortgage Corp., Series 3549, Class JA, 4.50%, 3/15/36	283	287,907
Federal Home Loan Mortgage Corp., Series 3553, Class LA, 3.10%, 7/15/19	177	177,128
Federal National Mortgage Association, Series 2003-59, Class VA, 5.50%, 7/25/14	203	203,120
Federal National Mortgage Association, Series 2004-81, Class KD, 4.50%, 7/25/18	187	190,310
Federal National Mortgage Association, Series 2005-84, Class YG, 5.00%, 9/25/35	125	129,561
Federal National Mortgage Association, Series 2010-9, Class A, 4.00%, 11/25/23	127	130,983
Government National Mortgage Association, Series 2009-93, Class EJ, 3.50%, 5/20/35	192	196,727
Government National Mortgage Association, Series 2009-122, Class MT, 2.25%, 10/20/32	175	177,148

Total Collateralized Mortgage Obligations (identified cost $2,296,696)		$2,274,781

8	See Notes to Financial Statements.

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Portfolio of Investments — continued

Asset-Backed Securities — 1.0%

Security	Principal Amount (000’s omitted)	Value

AMCAR, Series 2012-3, Class A1, 0.361%, 7/8/13	$49	$49,133
FORDO, Series 2012-C, Class A1, 0.272%, 8/15/13(1)	22	21,988
FORDO, Series 2012-D, Class A1, 0.22%, 12/15/13(1)	191	190,841
HAROT, Series 2011-3, Class A2, 0.67%, 4/21/14	154	153,850
HART, Series 2012-B, Class A1, 0.293%, 7/15/13	67	67,061
NAROT, Series 2012-B, Class A1, 0.263%, 8/15/13	118	117,645

Total Asset-Backed Securities (identified cost $600,344)		$600,518

U.S. Government Agency Obligations — 35.0%

Security	Principal Amount (000’s omitted)	Value
Federal Farm Credit Bank, 0.196%, 2/21/13(2)	$1,000	$1,000,165
Federal Farm Credit Bank, 0.21%, 3/26/14(2)	1,250	1,250,099
Federal Farm Credit Bank, 0.30%, 7/29/13(2)	1,000	1,000,803
Federal Home Loan Bank, 0.28%, 6/10/13	1,000	1,000,289
Federal Home Loan Bank, 0.30%, 1/23/14	750	750,922
Federal Home Loan Mortgage Corp., 0.28%, 1/10/13(2)	5,310	5,310,228
Federal Home Loan Mortgage Corp., 0.30%, 3/21/14	1,250	1,252,351
Federal Home Loan Mortgage Corp., 0.35%, 11/26/14	1,500	1,500,294
Federal National Mortgage Association, 0.36%, 1/27/15(2)	5,000	5,020,095
Federal National Mortgage Association, 0.40%, 2/1/13(2)	2,490	2,490,523

Total U.S. Government Agency Obligations (identified cost $20,565,272)		$20,575,769

U.S. Treasury Obligations — 24.8%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Note, 0.125%, 8/31/13	$1,500	$1,499,883
U.S. Treasury Note, 0.125%, 7/31/14	2,500	2,496,095
U.S. Treasury Note, 0.25%, 8/15/15	1,500	1,497,422
U.S. Treasury Note, 0.50%, 5/31/13	1,500	1,502,637
U.S. Treasury Note, 0.50%, 11/15/13	3,250	3,259,522
U.S. Treasury Note, 0.75%, 6/15/14	3,500	3,527,755
U.S. Treasury Note, 1.75%, 1/31/14	750	762,627

Total U.S. Treasury Obligations (identified cost $14,550,238)		$14,545,941

Call Options Purchased — 0.1%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	66	$1,520	1/4/13	$165
S&P 500 Index	67	1,520	1/11/13	2,345
S&P 500 Index	64	1,535	1/19/13	1,600
S&P 500 Index	69	1,530	1/25/13	3,967
S&P 500 Index FLEX	66	1,520	1/3/13	4
S&P 500 Index FLEX	66	1,545	1/9/13	267
S&P 500 Index FLEX	67	1,535	1/10/13	636
S&P 500 Index FLEX	68	1,547	1/15/13	1,306
S&P 500 Index FLEX	67	1,550	1/16/13	1,395
S&P 500 Index FLEX	65	1,530	1/23/13	7,022
S&P 500 Index FLEX	69	1,525	1/24/13	9,368
S&P 500 Index FLEX	69	1,525	1/28/13	4,422

Total Call Options Purchased (identified cost $36,337)				$32,497

Put Options Purchased — 0.1%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	66	$1,270	1/4/13	$1,320
S&P 500 Index	67	1,270	1/11/13	5,025
S&P 500 Index	64	1,270	1/19/13	7,200
S&P 500 Index	69	1,255	1/25/13	10,178
S&P 500 Index FLEX	66	1,270	1/3/13	2
S&P 500 Index FLEX	66	1,305	1/9/13	3,169
S&P 500 Index FLEX	67	1,290	1/10/13	2,686
S&P 500 Index FLEX	68	1,307	1/15/13	11,215
S&P 500 Index FLEX	67	1,295	1/16/13	9,696
S&P 500 Index FLEX	65	1,270	1/23/13	12,886
S&P 500 Index FLEX	69	1,255	1/24/13	11,869
S&P 500 Index FLEX	69	1,250	1/28/13	9,350

Total Put Options Purchased (identified cost $196,303)				$84,596

Short-Term Investments — 4.0%

Description			Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(4)			$2,361	$2,360,901

Total Short-Term Investments (identified cost $2,360,901)				$2,360,901

Total Investments — 101.8% (identified cost $59,845,512)				$59,794,351

9	See Notes to Financial Statements.

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Portfolio of Investments — continued

Call Options Written — (0.8)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	66	$1,450	1/4/13	$(17,490)
S&P 500 Index	67	1,450	1/11/13	(48,240)
S&P 500 Index	64	1,465	1/19/13	(33,600)
S&P 500 Index	69	1,460	1/25/13	(66,585)
S&P 500 Index FLEX	66	1,450	1/3/13	(9,715)
S&P 500 Index FLEX	66	1,475	1/9/13	(11,394)
S&P 500 Index FLEX	67	1,465	1/10/13	(22,020)
S&P 500 Index FLEX	68	1,477	1/15/13	(22,917)
S&P 500 Index FLEX	67	1,480	1/16/13	(22,044)
S&P 500 Index FLEX	65	1,460	1/23/13	(64,172)
S&P 500 Index FLEX	69	1,455	1/24/13	(80,257)
S&P 500 Index FLEX	69	1,455	1/28/13	(74,158)

Total Call Options Written (premiums received $581,203)				$(472,592)

Put Options Written — (0.6)%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	66	$1,340	1/4/13	$(4,950)
S&P 500 Index	67	1,340	1/11/13	(16,583)
S&P 500 Index	64	1,340	1/19/13	(24,000)
S&P 500 Index	69	1,325	1/25/13	(27,945)
S&P 500 Index FLEX	66	1,340	1/3/13	(324)
S&P 500 Index FLEX	66	1,375	1/9/13	(28,571)
S&P 500 Index FLEX	67	1,360	1/10/13	(21,147)
S&P 500 Index FLEX	68	1,377	1/15/13	(55,504)
S&P 500 Index FLEX	67	1,365	1/16/13	(44,885)
S&P 500 Index FLEX	65	1,340	1/23/13	(42,577)
S&P 500 Index FLEX	69	1,325	1/24/13	(37,711)
S&P 500 Index FLEX	69	1,320	1/28/13	(31,731)

Total Put Options Written (premiums received $553,227)				$(335,928)

Other Assets, Less Liabilities — (0.4)%				$(255,929)

Net Assets — 100.0%				$58,729,902

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AMCAR	–	AmeriCredit Automobile Receivables Trust
BSCMS	–	Bear Stearns Commercial Mortgage Securities, Inc.
CSFB	–	Credit Suisse First Boston Mortgage Securities Corp.
FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.
FORDO	–	Ford Credit Auto Owner Trust
GECMC	–	General Electric Commercial Mortgage Corp.
GMACC	–	GMAC Commercial Mortgage Securities, Inc.
HAROT	–	Honda Auto Receivables Owner Trust
HART	–	Hyundai Auto Receivables Trust
JPMCC	–	JPMorgan Chase Commercial Mortgage Securities Corp.
LB-UBS	–	LB-UBS Commercial Mortgage Trust
MSC	–	Morgan Stanley Capital I
MTN	–	Medium-Term Note
NAROT	–	Nissan Auto Receivables Owner Trust
NASC	–	Nomura Asset Securities Corp.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2012, the aggregate value of these securities is $813,595 or 1.4% of the Fund’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2012.

(3)	Weighted average fixed-rate coupon that changes/updates monthly.

(4)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

10	See Notes to Financial Statements.

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value (identified cost, $57,484,611)	$57,433,450
Affiliated investment, at value (identified cost, $2,360,901)	2,360,901
Cash	218
Interest receivable	122,469
Interest receivable from affiliated investment	254
Receivable for investments sold	106,755
Receivable for Fund shares sold	640,902
Receivable from affiliate	17,190
Total assets	$60,682,139

Liabilities
Written options outstanding, at value (premiums received, $1,134,430)	$808,520
Payable for investments purchased	24,345
Payable for Fund shares redeemed	981,139
Payable to affiliates:
Investment adviser and administration fee	52,339
Distribution and service fees	6,049
Trustees’ fees	558
Accrued expenses	79,287
Total liabilities	$1,952,237
Net Assets	$58,729,902

Sources of Net Assets
Paid-in capital	$58,254,880
Accumulated net realized gain	200,273
Net unrealized appreciation	274,749
Net Assets	$58,729,902

Class A Shares
Net Assets	$23,811,795
Shares Outstanding	2,334,631
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.20
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.71

Class C Shares
Net Assets	$1,506,391
Shares Outstanding	150,009
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.04

Class I Shares
Net Assets	$33,411,716
Shares Outstanding	3,267,642
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.23

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Interest	$355,011
Interest allocated from affiliated investment	2,427
Expenses allocated from affiliated investment	(300)
Total investment income	$357,138

Expenses
Investment adviser and administration fee	$617,177
Distribution and service fees
Class A	66,558
Class C	8,475
Trustees’ fees and expenses	2,936
Custodian fee	93,195
Transfer and dividend disbursing agent fees	41,419
Legal and accounting services	59,505
Printing and postage	17,540
Registration fees	40,855
Miscellaneous	11,805
Total expenses	$959,465
Deduct —
Allocation of expenses to affiliates	$159,807
Reduction of custodian fee	17
Total expense reductions	$159,824

Net expenses	$799,641

Net investment loss	$(442,503)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(3,230,439)
Investment transactions allocated from affiliated investment	59
Written options	7,347,996
Net realized gain	$4,117,616
Change in unrealized appreciation (depreciation) —
Investments	$529,744
Written options	(432,563)
Net change in unrealized appreciation (depreciation)	$97,181

Net realized and unrealized gain	$4,214,797

Net increase in net assets from operations	$3,772,294

12	See Notes to Financial Statements.

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment loss	$(442,503)	$(472,721)
Net realized gain from investment transactions and written options	4,117,616	2,286,417
Net change in unrealized appreciation (depreciation) from investments and written options	97,181	77,571
Net increase in net assets from operations	$3,772,294	$1,891,267
Distributions to shareholders —
From net investment income
Class A	$(19,945)	$—
Class I	(119,079)	—
From net realized gain
Class A	(2,048,197)	(18,731)
Class C	(130,651)	(36)
Class I	(2,882,714)	(44,808)
Total distributions to shareholders	$(5,200,586)	$(63,575)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$20,210,580	$42,766,085
Class C	1,257,020	285,775
Class I	20,426,764	33,565,398
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,039,350	18,713
Class C	106,396	18
Class I	1,521,177	94
Cost of shares redeemed
Class A	(32,165,006)	(16,572,537)
Class C	(70,815)	(12,070)
Class I	(26,451,361)	(20,796,329)
Net increase (decrease) in net assets from Fund share transactions	$(13,125,895)	$39,255,147

Net increase (decrease) in net assets	$(14,554,187)	$41,082,839

Net Assets
At beginning of year	$73,284,089	$32,201,250
At end of year	$58,729,902	$73,284,089

Accumulated undistributed net investment income included in net assets
At end of year	$—	$52,437

13	See Notes to Financial Statements.

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Financial Highlights

	Class A
	Year Ended December 31,		Period Ended December 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$10.410	$10.040	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.095)	$(0.100)	$(0.028)
Net realized and unrealized gain	0.871	0.488	0.085

Total income from operations	$0.776	$0.388	$0.057

Less Distributions
From net investment income	$(0.010)	$—	$—
From net realized gain	(0.976)	(0.018)	(0.017)

Total distributions	$(0.986)	$(0.018)	$(0.017)

Net asset value — End of period	$10.200	$10.410	$10.040

Total Return(3)	7.56%	3.87%	0.57	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,812	$34,003	$7,080
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.54%	1.75%	1.75	%(7)
Net investment loss	(0.90)%	(0.98)%	(1.10	)%(7)
Portfolio Turnover	62%	103%	31	%(4)

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)

The investment adviser and administrator and/or the sub-adviser reimbursed certain operating expenses (equal to 0.28%, 0.05% and 1.45% of average daily net assets for the years ended December 31, 2012 and 2011 and the period ended December 31, 2010, respectively). Absent these reimbursements, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

14	See Notes to Financial Statements.

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Financial Highlights — continued

	Class C
	Year Ended December 31,		Period Ended December 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$10.320	$10.020	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.179)	$(0.176)	$(0.054)
Net realized and unrealized gain	0.856	0.494	0.091

Total income from operations	$0.677	$0.318	$0.037

Less Distributions
From net realized gain	$(0.957)	$(0.018)	$(0.017)

Total distributions	$(0.957)	$(0.018)	$(0.017)

Net asset value — End of period	$10.040	$10.320	$10.020

Total Return(3)	6.68%	3.18%	0.37	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,506	$283	$10
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.29%	2.50%	2.50	%(7)
Net investment loss	(1.68)%	(1.73)%	(2.11	)%(7)
Portfolio Turnover	62%	103%	31	%(4)

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)

The investment adviser and administrator and/or the sub-adviser reimbursed certain operating expenses (equal to 0.28%, 0.05% and 1.45% of average daily net assets for the years ended December 31, 2012 and 2011 and the period ended December 31, 2010, respectively). Absent these reimbursements, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

15	See Notes to Financial Statements.

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Financial Highlights — continued

	Class I
	Year Ended December 31,		Period Ended December 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$10.440	$10.050	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.071)	$(0.076)	$(0.028)
Net realized and unrealized gain	0.877	0.484	0.095

Total income from operations	$0.806	$0.408	$0.067

Less Distributions
From net investment income	$(0.040)	$–	$–
From net realized gain	(0.976)	(0.018)	(0.017)

Total distributions	$(1.016)	$(0.018)	$(0.017)

Net asset value — End of period	$10.230	$10.440	$10.050

Total Return(3)	7.84%	4.06%	0.67	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,412	$38,998	$25,112
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.29%	1.50%	1.50	%(7)
Net investment loss	(0.66)%	(0.74)%	(1.09	)%(7)
Portfolio Turnover	62%	103%	31	%(4)

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

The investment adviser and administrator and/or the sub-adviser reimbursed certain operating expenses (equal to 0.28%, 0.05% and 1.45% of average daily net assets for the years ended December 31, 2012 and 2011 and the period ended December 31, 2010, respectively). Absent these reimbursements, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

16	See Notes to Financial Statements.

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Parametric Option Absolute Return Strategy Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Effective March 1, 2013, Class C shares of the Fund will no longer be available for purchase or exchange and all existing Class C shares are expected to be converted to Investor Class (currently known as Class A) shares on or about March 16, 2013. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

17

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Notes to Financial Statements — continued

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$1,884,248	$11,010
Long-term capital gains	$3,316,338	$52,565

During the year ended December 31, 2012, accumulated net realized gain was decreased by $529,090 and accumulated net investment loss was decreased by $529,090 due to differences between book and tax accounting, primarily for paydown gain (loss), dividend redesignations, investments in partnerships and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

18

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Notes to Financial Statements — continued

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$630,438
Net unrealized depreciation	$(155,416)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to purchased and written options contracts, investments in partnerships and premium amortization.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for management, investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.10% of the Fund’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. For the year ended December 31, 2012, the Fund’s investment adviser and administration fee amounted to $617,177 or 1.10% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. EVM pays PRA a portion of its adviser and administration fee for sub-advisory services provided to the Fund. Effective December 1, 2012, EVM and PRA have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.45%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2013. Prior to December 1, 2012, EVM and PRA had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceeded 1.55%, 2.30% and 1.30% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. Pursuant to these agreements, EVM and PRA were allocated $159,807 in total of the Fund’s operating expenses for the year ended December 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2012, EVM earned $2,905 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,100 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2012. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fee paid or accrued to EVD for the year ended December 31, 2012 amounted to $66,558 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2012, the Fund paid or accrued to EVD $6,356 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2012 amounted to $2,119 for Class C shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2012, the Fund was informed that EVD received approximately $300 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

19

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, for the year ended December 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$12,227,425	$14,438,004
U.S. Government and Agency Securities	19,198,152	19,347,502

	$31,425,577	$33,785,506

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2012	2011

Sales	1,901,645	4,169,097
Issued to shareholders electing to receive payments of distributions in Fund shares	202,316	1,844
Redemptions	(3,035,436)	(1,609,768)

Net increase (decrease)	(931,475)	2,561,173

	Year Ended December 31,
Class C	2012	2011

Sales	118,695	27,599
Issued to shareholders electing to receive payments of distributions in Fund shares	10,725	2
Redemptions	(6,817)	(1,195)

Net increase	122,603	26,406

	Year Ended December 31,
Class I	2012	2011

Sales	1,909,171	3,258,405
Issued to shareholders electing to receive payments of distributions in Fund shares	150,612	9
Redemptions	(2,527,319)	(2,022,317)

Net increase (decrease)	(467,536)	1,236,097

At December 31, 2012, accounts advised by EVM owned approximately 17% of the value of the outstanding shares of the Fund.

20

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$59,832,674

Gross unrealized appreciation	$80,156
Gross unrealized depreciation	(235,572)

Net unrealized depreciation	$(155,416)

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2012 is included in the Portfolio of Investments.

Written options activity for the year ended December 31, 2012 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	2,530	$1,940,351
Options written	21,734	13,991,901
Options exercised	(5,306)	(3,594,274)
Options expired	(17,352)	(11,203,548)

Outstanding, end of year	1,606	$1,134,430

At December 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into a series of S&P 500 written call and put option spread transactions to enhance return while limiting any potential loss. A written call option spread on a stock index consists of selling call options on the index and buying an equal number of call options on the same index and with the same expiration, but with a higher exercise price. A written put option spread on a stock index consists of selling put options on an index and buying an equal number of put options on the same index and with the same expiration, but with a lower exercise price. Any net premiums received are reduced by the premiums paid on the purchased options. The risk of loss if written options expire in the money is limited to the difference in exercise price of the written and purchased option positions. The Fund’s use of option spreads rather than stand alone options, staggering roll dates across the option position portfolio, and utilizing exchange-traded options guaranteed by the Options Clearing Corporation, a market clearinghouse, serve to mitigate risk in its option strategy.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Purchased options	$117,093	(1)	$—
Written options	—		(808,520	)(2)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

21

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(3,226,329)	$234,805
Written options	7,347,996	(432,563)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended December 31, 2012, which is indicative of the volume of this derivative type, was approximately 1,700 contracts.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2012.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Notes to Financial Statements — continued

At December 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$17,353,262	$—	$17,353,262
Commercial Mortgage-Backed Securities	—	1,966,086	—	1,966,086
Collateralized Mortgage Obligations	—	2,274,781	—	2,274,781
Asset-Backed Securities	—	600,518	—	600,518
U.S. Government Agency Obligations	—	20,575,769	—	20,575,769
U.S. Treasury Obligations	—	14,545,941	—	14,545,941
Call Options Purchased	8,077	24,420	—	32,497
Put Options Purchased	23,723	60,873	—	84,596
Short-Term Investments	—	2,360,901	—	2,360,901

Total Investments	$31,800	$59,762,551	$—	$59,794,351

Liability Description

Call Options Written	$(165,915)	$(306,677)	$—	$(472,592)
Put Options Written	(73,478)	(262,450)	—	(335,928)

Total	$(239,393)	$(569,127)	$—	$(808,520)

The Fund held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

23

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Parametric Option Absolute Return Strategy Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Parametric Option Absolute Return Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, September 30, 2010, to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Parametric Option Absolute Return Strategy Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, September 30, 2010, to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 21, 2013

24

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012, $3,698,049 or, if subsequently determined to be different, the net capital gain of such year.

25

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

26

Eaton Vance

Parametric Option Absolute Return Strategy Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Risk Advisors LLC

274 Riverside Avenue

Westport, CT 06880

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4967-2/13	OARSSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Balanced Fund, Eaton Vance Commodity Strategy Fund, Eaton Vance Dividend Builder Fund, Eaton Vance Greater India Fund, Eaton Vance Investment Grade Income Fund, Eaton Vance Large-Cap Growth Fund, Eaton Vance Large-Cap Value Fund, Eaton Vance Parametric Option Absolute Return Strategy Fund, Eaton Vance Real Estate Fund, Eaton Vance Small-Cap Fund, Eaton Vance Small-Cap Value Fund and Eaton Vance Special Equities Fund (the “Fund(s)”) are series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 15 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2011 and December 31, 2012 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Balanced Fund

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$25,070	$26,040
Audit-Related Fees(1)	$0	$1,200
Tax Fees(2)	$15,690	$17,380
All Other Fees(3)	$1,200	$0

Total	$41,960	$44,620

Eaton Vance Commodity Strategy Fund

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$21,750	$58,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,650	$33,490
All Other Fees(3)	$1,200	$0

Total	$44,600	$92,340

Eaton Vance Dividend Builder Fund

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$25,070	$26,130
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,890	$10,380
All Other Fees(3)	$1,200	$0

Total	$35,160	$36,510

Eaton Vance Greater India Fund

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$13,725	$14,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,250	$8,640
All Other Fees(3)	$2,200	$0

Total	$22,175	$23,190

Eaton Vance Investment Grade Income Fund

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$9,910	$10,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,450	$11,010
All Other Fees(3)	$300	$0

Total	$20,660	$21,670

Eaton Vance Large-Cap Growth Fund

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$10,315	$10,980
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,840	$7,300
All Other Fees(3)	$1,200	$0

Total	$18,355	$18,280

Eaton Vance Large-Cap Value Fund

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$15,660	$16,440
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,890	$10,380
All Other Fees(3)	$1,200	$0

Total	$25,750	$26,820

Eaton Vance Parametric Option Absolute Return Strategy Fund

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$33,550	$47,507
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,000	$8,510
All Other Fees(3)	$300	$0

Total	$41,850	$56,017

Eaton Vance Real Estate Fund

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$13,570	$14,880
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$5,990	$10,500
All Other Fees(3)	$2,300	$0

Total	$21,860	$25,380

Eaton Vance Small-Cap Fund

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$18,800	$29,640
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,890	$12,450
All Other Fees(3)	$1,200	$0

Total	$28,890	$42,090

Eaton Vance Small-Cap Value Fund

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$20,700	$22,160
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,840	$7,300
All Other Fees(3)	$300	$0

Total	$27,840	$29,460

Eaton Vance Special Equities Fund

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$25,070	$39,960
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,890	$12,880
All Other Fees(3)	$1,200	$0

Total	$35,160	$52,840

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/11	11/30/11	12/31/11	10/31/12	11/30/12	12/31/12
Audit Fees	$11,650	$26,300	$233,190	$12,520	$27,880	$317,887
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$1,200
Tax Fees(2)	$10,100	$8,280	$117,270	$10,350	$8,480	$150,220
All Other Fees	$300	$1,200	$13,800	$310	$310	$0

Total	$22,050	$35,780	$364,260	$23,180	$36,670	$469,307

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/11	11/30/11	12/31/11	10/31/12	11/30/12	12/31/12
Registrant(1)	$10,400	$9,480	$131,070	$10,660	$8,790	$151,420
Eaton Vance(2)	$266,431	$287,931	$334,561	$566,619	$662,119	$615,489

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 15, 2013

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 15, 2013